Exhibit 10.9


                            [RESTATED AND TRANSLATED]









                           ORIGINAL COPY FOR SIGNATURE




                       MASTER AGREEMENT FOR THE PROVISION

                        OF LOCAL INTERCONNECTION SERVICES


                          Entered into by and between,



                        TELEFONOS DE MEXICO, S.A. DE C.V.



                                       and



                        TELEFONIA INALAMBRICA DEL NORTE,
                                  S.A. DE C.V.




                   Mexico, Federal District, February 25, 1999




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MASTER AGREEMENT FOR THE PROVISION OF LOCAL INTERCONNECTION SERVICES ENTERED
INTO BY AND BETWEEN TELEFONOS DE MEXICO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS "TELMEX"), HEREBY REPRESENTED BY LAWYER SERGIO RODRIGUEZ MOLLEDA, AND TELEFONIA INALAMBRICA DEL NORTE, S.A. DE C.V. (HEREINAFTER REFERRED TO AS "AXTEL"), HEREBY REPRESENTED BY CARLOS ESCALANTE GONZALEZ, FOR THE INTERCONNECTION OF THEIR RESPECTIVE LOCAL SERVICE NETWORKS, IN ACCORDANCE WITH THE FOLLOWING REPRESENTATIONS AND ARTICLES:

REPRESENTATIONS

I. Telmex states:

     a) That its is a Mexican corporation existing under the laws of the Mexican United States, as evidenced by public deed No. 34, 726, granted on December 23, 1947, before Lic. Graciano Contreras Saavedra, Notary Public number 54 for the Federal District, which is registered in the Commercial Public Register of Mexico City, Federal District under number four, page three, third book, volume two hundred and thirty-eight, currently registered under mercantile folio number 5,229.

     b) That is has a concession title granted by the Federal Government to construct, install, maintain, operate and exploit a telephone public network for a 50 year term, as of March 10, 1976, as published in the Official Daily Gazette of the Federation on March 31, 1976, and the amendment to the concession title dated August 10, 1990, published in the Official Daily Gazette of the Federation on December 10, 1990. A complete copy of the Concession Title of Telmex, including all its exhibits and amendments up to this date, is attached hereto as Appendix I "A"


     c) That its legal representative has the sufficient authorities to bind its principal under the terms of this Agreement, as evidenced by a certified copy of public deed number 106,170 granted on July 4, 1995 before Lic. Homero Diaz Rodriguez, Notary Public number 54 for the Federal District, which is registered in the Commercial Public Register of Mexico City, Federal District under mercantile folio number 5, 229, attached hereto as Appendix II "A";

     d) That there is no pending, and to the best of its knowledge, there is no intention to file against it, before any judicial, administrative court, or any court of any other kind, government entity, or any arbitrator, any action or procedure affecting or that may substantially and adversely affect its financial condition or operations, its properties, and that such action or procedure may affect the legality, validity or enforceability of this Agreement;

     e) That pursuant to the Federal Telecommunications Law, and any other applicable legal provision, it is bound to allow the interconnection of its local basic telephone public network ("Telmex Network") with Axtel's Local Telecommunications Service Public Network ("Axtel Network"); and

     f) That the execution of this Agreement is not limited by any judicial, legal, administrative or contractual provision. Therefore, no further action is required after the execution of this Agreement, to have Telmex bound under its terms.


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II. Axtel states:


     a) That it is a Mexican mercantile corporation existing under the laws of the Mexican United States, as evidenced by public deed number 3, 680, granted on July 22, 1994, before Lic. Rodolfo Vela Leon, Notary Public number 80 for Monterrey, Nuevo Leon, which is registered in the Commercial Public Register of Monterrey City, Nuevo Leon under number 1566, Folio 273, Volume 417, Book 3, Second Subsidiary Book of Mercantile Corporation Deeds, Commerce Section, dated August 5, 1994;

     b) That it is a Basic Concessionaire for Fixed Local Service under the terms of this Agreement, as evidenced by the concession title granted by the Federal Government, through the Ministry, for the installation, operation and exploitation of a Telecommunications Public Network for the provision of Local Service for a 20 year term, commencing on October 7, 1998. A complete copy of Axtel Concession Tile, including all its Exhibits and amendments up to this date, is attached hereto as Appendix I "B",

     c) That on October 7, 1998 it received the concession titles granted by the Federal Government, trough the Ministry, for the use, exploitation, or exploitation of the radioelectric spectrum frequency bands for the provision of wireless, fixed or mobile access service, for a 20 year term, commencing on October 7, 1998. A complete copy of these Concession Titles, including all its Exhibits and amendments up to this date, is attached hereto as Appendix I "B-1";

     d) That its legal representative has the sufficient authorities to bind its principal under the terms of this Agreement, as evidenced by a certified copy of public deed number 4, 673 granted on July 10, 1997 before Lic. Roberto Vela de Leon, Notary Public number 80 for Monterrey, Nuevo Leon, which is registered in the Commercial Public Register of Monterrey, Nuevo Leon, under Number 3781, Volume 205-79, Book Fourth, Commerce Section, and which is attached hereto as Appendix II "B";

     e) That there is no pending, and to the best of its knowledge, there is no intention to file against it, before any judicial, administrative court, or any court of any other kind, government entity, or any arbitrator, any action or procedure affecting or that may substantially or adversely affect its financial condition or operations, its properties, and that such action or procedure may affect the legality, validity or enforceability of this Agreement;

     f) That pursuant to the Federal Telecommunications Law, and any other applicable legal regulations and provisions, it is bound to allow the Interconnection of Axtel Network with Telmex Network; and

     g) That the execution of this Agreement is not limited by any judicial, legal, administrative or contractual provision. Therefore, no further action is required after the execution of this Agreement, to have Axtel bound under its terms;

     h) That it has obtained the frequency bands for the new regions in which the national territory was divided, pursuant to the Concession Titles attached hereto as Appendix I B-1

III. Both parties state and agree:

     a) That the parties agree upon each and all the articles contained in this Agreement, as well as its Exhibits up to this date, under the terms and conditions therein set forth,


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     b)   That it is their intention to execute this Agreement to establish the terms and conditions for the Local Interconnection for Axtel Network with Telmex Network. Therefore the parties agree that this Agreement be governed by the foregoing Representations ant the following:

ARTICLES

     FIRST ARTICLE. DEFINITIONS

     The parties acknowledge and agree that in this Agreement and for all the purposes and effects of the same, the terms listed below, whether used in singular or in plural, shall have the definition and meaning stated after such term, unless a different meaning is specially stated:

Compensatory
Agreement:                          The agreement executed by the parties
                                    through this document, which is contained in Exhibit "B" to this Agreement, in order to compensate the considerations corresponding to the reciprocal provision of Local
                                    Interconnection Switched Services,
                                    associated to the termination of calls and within the accepted Unbalance ranges.

Technical Agreements:               The procedures, methods and formats, as well
                                    as its clarifications, to be followed by the parties with regard to the Local
                                    Interconnection Services, including any
                                    modification expressly agreed in writing by the parties, to be contained in an Exhibit to be executed by the parties as provided in paragraph 18.6 of the Eighteenth Article of this Agreement.

Drop: A procedure through which, upon prior express request in writing by the requiring party, the Providing Party definitively stops providing an specific Local Interconnection Service.

Access and Installation
Schedules:                          A catalog that comprises the dates as of
                                    which the parties will initiate the
                                    provision of the Local Interconnection
                                    Services, including both the installation and testing phases as well as the operative phase, to be contained in an Exhibit executed by the parties as provided in paragraph 18.3 of the Eighteenth Article of this Agreement, and which therefore shall be made part of this Agreement as if fully reproduced herein, as of the date when agreed.

Change of Address:                  The change through which any PDIC where a
                                    determined Interconnection Service is
                                    provided changes its location, remaining the other one unchanged.

Cancellation:                       The procedure through which, upon express
                                    request in writing by the requiring party, the installation process of a Local
                                    Interconnection Service is stopped. In any case, cancellation shall take place after the corresponding Service Order date, but before the date when the Local
                                    Interconnection Service Provision shall be initiated.

Termination reasons:                Those set forth in the Fifteenth Article of
                                    this Agreement.


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CCE:                                A Telmex Exchange with Routing Capacity,
                                    i.e. a Telmex Exchange capable of routing
                                    Public Switched Traffic between two or more different Exchanges.

Exchange:                           Equipment or set of mechanical, electric,
                                    electronic, optic, or of any other type
                                    switching equipment that routes Public
                                    Switched Traffic through analogic or digital connection of circuits.

Subscribers
Connection Center:                  A Telmex Exchange with the functional level
                                    assigned to the Remote Line Units, whose routing capacity is limited to only one connection route with its corresponding CCE.

Commission:                         The Federal Telecommunications Commission.

Basic Concessionaire of
Fixed Local Service:                An individual or legal entity with a
                                    concession to install, operate and exploit with its own transmission and switching infrastructure, and under the conditions set forth in its concession title, a Telecommunications Public Network authorized to provide Local Service, to which Local
                                    Numbers managed by the Commission were
                                    allocated, pursuant to the Numbering Plan, originating and terminating Public Switched traffic and providing telecommunication services to the general public, that do not provide services under the "Caller Pays", meeting the Coverage Requirements, Technical
                                    Requirements and Accessibility Requirements, as defined in this Agreement.

Agreement:                          This Agreement including all its
                                    Definitions, Statements, Articles,
                                    Appendixes and Exhibits.

Transmission
Equipment:                          The equipment used during Interconnection to
                                    transport signals from one point to another point, with the technical and operative features agreed by the parties in the Technical Agreements, and which meets any other requirement and specification pursuant to the good practices of the telecommunications industry in Mexico.

Affiliate:                          Regarding any of the parties hereto, any
                                    person, individual or legal entity, which is directly or indirectly controlling, which is controlled by, or which is under common control with the party involved. For the purposes of this definition the word
                                    "control" (including "controlling",
                                    "controlled" and "under common control
                                    with") shall mean the direct or indirect power to determine the administration and policies of any individual or legal entity, by holding voting shares, by an agreement, or in any other manner.

Group of Local
Services Exchanges:                 Group of Local Exchanges within which Public
                                    Switched Traffic is transported without
                                    dialing an access prefix for the long
                                    distance service, also called Local Service
                                    Area or ASL.

Confidential Information:           Excluding the origination and destination
                                    Subscriber number identified as "A and B
                                    Numbers", described in the Signaling Plan, all the written, oral, or graphic information, or that is contained in written, electronic or electromagnetic means, including, but not limited to, technical, financial and commercial

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                                    information associated to the name of
                                    customers or potential partners, business proposals, business strategies, organizational structure, corporate composition, reports, plans, market projections, data and any other industrial information, along with formulas, mechanisms, patterns, methods, techniques, analysis processes, registered and unregistered trade marks, trade names, working documents, compilations, comparisons, researches or any other documentation prepared and maintained as confidential by the parties or any of its Affiliates.

Interconnection:                    A physical and logical connection, with
                                    inter-operability, between two
                                    Telecommunication Public Networks allowing the transportation of Public Switched
                                    Traffic between the Exchanges of both
                                    Networks. Interconnection allows the Users of one of the Networks to be connected and transport Public Switched Traffic to the Users of the other networks, and viceversa.

Local Interconnection:              The Interconnection for the exclusive
                                    provision of Local Service, made between Basic Concessionaires of Fixed Local Service in one of the 195 cities listed in the Fifth
                                    Transitory Rule of the Local Service Rules, allowing exclusively the transportation of local Public Switched Traffic between the Users of the Exchanges forming part of the same Group of Local Service Exchanges, which do not require the dialing of an access prefix to the long distance service. Local
                                    Interconnection allows only (i) the
                                    interchange of the Local Traffic
                                    corresponding to the Group of Local Service
                                    Exchanges where interconnection is made and
                                    (ii), when appropriate, the interchange of the Local Traffic corresponding to the Group of Local Service Exchanges that do not correspond to any of such 195 cities, but which Local Interconnection Point is one of those 195 cities; therefore, it does not include the Traffic between Users of different Groups of Local Service Exchanges which shall be considered as long distance
                                    Traffic.

Inter-operability:                  Technical features of the Telecommunication
                                    Public Networks providing Local
                                    Interconnection Services, through which the consistent and predictable provision of any specific service is assured, in terms of functional delivery of services between the Networks.

Law:                                Federal Telecommunications Law.

Mexico:                             The Mexican United States.

Mode "Caller Pays":                 A Local Service Mode in which the Subscriber
                                    or User originating Public Switched Traffic also pays the Local Service rate for originating Public Switched Traffic, all the charges corresponding to the Switched
                                    Termination in the Telecommunications Public
                                    Network of a mobile Local Service
                                    Concessionaire, in accordance with the rate filed for the Caller Pays Mode.

Numbering:                          A structure set of combinations of digits
                                    that may allow to unequivocally identify each destination in a Network or group of Telecommunication Public Networks.


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Local Number:                       A number formed by the Exchange series
                                    number and the Exchange internal number that identifies a destination within the same Group of Local Service Exchanges.

Providing party:                    The party of this Agreement providing the
                                    corresponding Local Interconnection Service, pursuant to the provisions of the applicable
                                    Article and/or paragraph of this Agreement.

Numbering Plan:                     The Fundamental Technical Numbering Plan
                                    published in the Official Gazette of the Federation on June 21, 1996, or any future provision modifying or substituting it, agreed upon by the parties.

Signaling Plan:                     The Fundamental Technical Signaling Plan
                                    published in the Official Gazette of the Federation on June 21, 1996, or any future provision modifying or substituting it, agreed by the parties.

Local Interconnections
Point: Those described in the Exhibit to be executed by the parties, as provided in paragraph 18.2 A of the Eighteenth Article of this Agreement, and which are exclusively associated to the 195 cities listed in the Fifth Transitory Rule of the Local Service Rules now in force, where Local Interconnection will be performed for each Group of Local Service Exchanges. In the understanding that in those Groups of Local Service Exchanges that do not correspond to the 195 listed cities, the party operating the largest percentage of Local Numbers in such Groups shall define the corresponding Local Interconnection Point.

PDIC: Within each city corresponding to Local Interconnection Points, PDICs are (i) the domiciles defined by Telmex where Axtel may deliver to Telmex the local Public Switched Traffic originated in Axtel Networks, and
                                    (ii) the domiciles defined by Axtel where
                                    Telmex may deliver to Axtel the local Public
                                    Switched Traffic originated in Telmex
                                    Network. PDICs shall be described in the Exhibit to be executed by the parties, as provided in paragraph 18.2C of the Eighteenth Article of this Agreement and the Technical Agreements, in which shall be determined the Local Interconnection Points where Telmex shall offer two PDICs for the 20 (twenty) main cities of the country for diversity purposes. Axtel shall provide the same functionality in the same 20 (twenty) cities, according to Axtel Network development. In the understanding that in the remaining Local Interconnection Points interconnection shall be designed as reliable as possible.

Signaling
Transference Point:                 Intelligent data transference point for
                                    Signaling Services within a Signaling
                                    Network.

Reciprocity:                        Mutual correspondence between the parties,
                                    regarding rates and conditions, when
                                    services, capacities or similar functions are provided to each other by the parties.


Network: The system formed by transmission means, such as channels or circuits using frequency bands of the radioelectric spectrum, satellite links, wiring, transmission networks, and if applicable, Exchanges, switching devices or any necessary equipment.


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Telecommunications
Public Networks:                    The Network through which telecommunication
                                    services are commercially exploited. A
                                    Telecommunications Public Networks does not include User telecommunication terminal equipment, nor the telecommunication
                                    Networks located beyond the terminal
                                    connection point or the Local
                                    Interconnection Point, as applicable.

Signaling Network:                  A network independent to the voice, data and
                                    video Networks, transporting data for the provision of Signaling Services.

Accessibility
Requirements:                       Those that shall be offered by Basic
                                    Concessionaires of Fixed Local Service to the public in general, consisting in reasonable rates for the residential basic telephone service, considering such rates may not exceed the rates for business services filed before the Commission by the corresponding Basic Concessionaire of Fixed
                                    Local Service, including both the monthly basic rent and measured service for the basic local telephone service.


Coverage Requirements:              The requirements each Basic Concessionaire
                                    of Fixed Local Service shall meet according to its concession title(s), in order to provide with it own infrastructure Fixed
                                    Local service to the public in general,
                                    including a significant percentage of
                                    residential Subscribers and Users, so as to contribute to the purposes of the National
                                    Development Plan aimed to increase telephone service coverage and penetration.


Technical Requirements:             The requirements that Telephone Networks of
                                    each Basic Concessionaire of Fixed Local
                                    Service shall meet, consisting at least in the following:

INDICATOR                                                      VALUE

Lines with a failure.

Monthly ratio of lines, in the Groups of Local
Service Exchanges where fixed Local Service is         Less or equal to 5.00 %
provided, for which a failure was reported, compared to the total number of lines in service.



Lines repaired in the same day

Percentage of lines repaired within the working day    More or equal to 50.00 %
following the date when claim was received.


Lines repaired within 3 days.

Percentage of lines repaired within the three          More or equal to 92.00 %
working days following the date when claim was received.

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Dialing tone received within 4 seconds.
 Percentage of call intents at traffic peak hours      More or equal to  98.00%
 that received dialing tone within 4 seconds.


Local calls successfully made at the first try.

Percentage of local calls at traffic peak hours
that reach their destination, regardless if            More or equal to 95.00%
number was busy, if the call was not answered, and excluding reasons such as incomplete dialing or non existing number.

040 and 050 operators answering in less than 10 seconds

Ratio of calls announced to the aforementioned
services, and the number of calls answered             More or equal to 92.00%
by the operator within 10 seconds.


In-service public boots

Monthly ratio of the public telephone boots of the
groups of Local Service Exchanges for which no         More or equal to 91.00%
failure report was filed, compared to the total number of boots installed in the areas where service is provided.

Mobility restriction to the Subscriber or User
Terminal equipment.

Maximum number of adjacent sectors to which
Subscribers or Users terminal equipment can be      No more than 6 (six)sectors.
allocated to and be recognized by, exclusively within a determined Group of Local Service exchanges.


Ministry:                           The Communications and Transportation
                                    Ministry, including within its the scope of its powers, the Commission, if applicable.

Local Interconnection
Switched Services:                  The telecommunication services to be
                                    reciprocally provided by the parties,
                                    consisting in providing accesses to their corresponding Local Service Networks, in order to be able to transport Local Service
                                    Public Switched Traffic for its termination in the other Network. Access shall be understood as the part of the switching and transmission process of Public Switched
                                    Traffic in a Local Service Network required to terminate a call in the line defined by the digits selected by the individual placing the call, regardless if the line belongs to the same Local Service Network where the call was originate or to any other
                                    Local service Network.


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Co-location
Services:                           A set of services to access infrastructure
                                    and deposit, established exclusively to
                                    co-locate the Transmission Equipment
                                    required for the Local Interconnection,
                                    owned by any of the parties hereto, in
                                    closed physical spaces of the other party, and which include, in the convened
                                    Co-location Sites the provision of power, air conditioning, any other facility, as well as access to the aforementioned
                                    Co-location Sites 24 hours a day, 365 days a year. The terms and conditions under which Co-location Services are to be provided shall be contained in an Exhibit to be agreed by the parties as provided under paragraph 18.12 of the Eighteenth Article of this Agreement, and which therefore shall be made a part of this Agreement as if fully reproduced herein, as of the date when agreed.

Local Interconnection
Services:                           The Local Switched Interconnection Services,
                                    Local Non Switched Interconnection Services,
                                    Signaling Services, Co-location Services and
                                    Local Transit Services, subject matter of this Agreement, which shall be reciprocally provided by the parties in accordance with the configuration of its respective
                                    Networks, as of the dates established for each one of the Local Interconnection
                                    Services in the Access and Installation
                                    Schedule.

Signaling Services:                 Services consisting of information exchange
                                    between Telmex Signaling Transference Points and Axtel Signaling Transference Points, required to establish and disconnect the link and the communication between Telmex
                                    Users and Axtel Users, using the PAUSI-MX protocol. In the understanding that in any case, the information exchange referred to in this definition shall exclusively refer to calls belonging to the Groups of Local
                                    Services Exchanges directly connected to the Signaling Transference Point.


Local Transit Service:              The Public Switched Traffic routing service
                                    that any party provides to the other party, so that such party may be able to interconnect with the Telecommunications
                                    Public Network of a third party, in the same
                                    Group of Local Service Exchanges.

Local Service:                      The Service used to transport Public
                                    Switched Traffic between the Users of the same Exchange, or between the Users of Exchanges forming part of the same Group of Local Service Exchanges, for which dialing a long distance service access prefix is not required, provided that such Public Switched
                                    Traffic is originated and terminated in a fixed Telecommunications Public Network, for which a non distance sensitive tariff is charged. Local Service shall be provided through Local Numbers allocated and managed by the Commission, in accordance with the Numbering Plan.


Local Non-Switched
Interconnection Services:           There are two Local Non-Switched
                                    Interconnection services: (i) the Link to make the Local Interconnection between
                                    Telmex PDIC (Telmex CCE) and Axtel PDIC, being both located in the


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                                    same Local Interconnection Point, and (ii)
                                    the Local Interconnection Port, as provided in the Technical Agreements.

Co-locations Sites:                 Buildings or general real states where
                                    technical sites are located for the
                                    provisions of Co-location Services.


Service Orders:                     The service order or orders, which in order
                                    to be valid shall be made using the format and under the terms established in the Exhibit that as provided in paragraph 18.4 of the Eighteenth Article of this Agreement is called "Service Order Format". This format must be used by the parties hereto to request the order party the provision of a determined Local Interconnection Service, in accordance with the Technical Agreements, considerations, conditions and terms contained in this Agreement.

Subscriber:                         Any User who has executed an agreement or
                                    covenant with Telmex or with Axtel for the provision of Local Service.

Equilibrium Interbank
Deposit Rate:                       The Equilibrium Interbank deposit rate at a
                                    28 day term, most recently determined by Banco de Mexico and published according to the resolution of such central bank in the Official Daily Gazette of the Federation on
                                    March 23, 1995, pursuant to that established in the Memo-Telefax 8 / 96 of the same Bank dated February 29, 1996, addressed to Multiple Banking Institutions, or if applicable, the one replacing it and which reflects the cost of money.


Switched Termination in
The Destination Exchange:           A function that involves switching of Local
                                    Public Switched Traffic by Telmex or Axtel destination exchange, as the case may be, and the delivery of such Traffic to the destination User terminal equipment.

Switched Termination in
An Exchange with Traffic
Concentration functions:            A function that involves switching of Public
                                    Switched Traffic by a Telmex or Axtel
                                    Exchange, as the case may be, with traffic concentration functions, the transportation between the Exchanges of the concessionaire that received Traffic belonging to the same
                                    Group of Local Service Exchanges, and the delivery of such Traffic to the destination
                                    User terminal equipment.

Traffic: Any emission, transmission or reception of signs, signals, data, writings, images, voice, sound or information, of any kind, made through a telecommunications Network.

Switched Public Traffic:            Any emission, transmission or reception of
                                    signs, signals, data, writings, images,
                                    voice, sound or information, of any kind, made through a Telecommunications Public
                                    Network using for the routing process both
                                    Exchanges and numbers allocated and managed by the Commission, in accordance with the Numbering Plan.


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Non Discriminatory
Practices:                          Regarding Local Interconnection Services,
                                    the obligation to perform similar practices when treating concessionaires under similar conditions and with coverage analog features, technical standards and access to public, providing at least the same quality, price and Local Interconnection availability.

Line Remote Unit:                   Transmission and switching equipment with
                                    the functions of a User Connection Center, which is part of and depends from a CCE, located in a different site.

User:                               An individual or legal entity using the
                                    Local Service.


     Those terms not defined in this document or in any of the Exhibits hereto, shall have the corresponding meaning pursuant to the context of this Agreement, and should it not be clearly defined, the meaning provided by the Law, the Telecommunications Regulation, published on October 29, 1990 in the Official Daily Gazette of the Federation, or any other applicable legal ordinances, if any.

SECOND ARTICLE. PURPOSE AND GENERALITIES OF THE AGREEMENT.

     2.1 PURPOSE OF THE AGREEMENT: As of March 15, 1999, in accordance with the Access and Installation Schedule and in the Local Interconnection Points, the parties shall provide each other under Reciprocity and Non Discriminatory basis, as provided by Articles 41 and 43 of the Law, the Local Interconnection Services that any party may require from time to time from the other party, limited to:
(i) Local Switched Interconnection Services; (ii) Local Non Switched Interconnection Services; (iii) Signaling Services; (iv) Co-location Services; and (v) Local Transit Services.

     Likewise, parties agree that the Local Interconnection Services mentioned in the paragraph immediate above are those required in order to allow Interconnection and Inter-operability between Telmex Network and Axtel Network for the origination and termination of calls within the same Group of Local Service Exchanges.

     Nothing in this Agreement shall prevent the parties from testing the Local Interconnection Services before March 15, 1999, as provided in the Technical Agreements.

     However, both parties agree that all the services subject matter of this Agreement shall be exclusively provided when a consideration, or a compensatory agreement, has been previously and expressly agreed in writing (excluding local signaling switching services associated to the termination of Traffic, which considerations shall be considered as included in the considerations for Local Interconnection Switching Services), except for the provisions of paragraph
4.1.2 of the Fourth Article of this Agreement.

     Without prejudice to the provisions contained in any other part of this Agreement or its Exhibits, the parties agree that the services subject matter of this Agreement shall be those established in the first paragraph of this part 2.1, that the parties may provide through the services, capacities and functions allowed exclusively by their Local Service Networks. Therefore, in no event shall it be interpreted that the parties are bound to provide under this Agreement any other service using the services, capacities and functions of their Long Distance Networks.

     Notwithstanding the rights granted to each party by their corresponding concession titles and, should it be the case, any amendment issued by the competent authority for such concession, any discrepancy between the text of any of the Exhibits and the terms or condition of this document, shall be resolved in favor of:

          2.1.1. In the first place, the provisions expressly set forth herein and in Exhibits "A" and "B", as well as in parts 18.2.A., 18.2.B and 18.2.C of this document,

          2.1.2 In the second place the provisions expressly set forth in any other Exhibit to this Agreement.

     2.2. SERVICE ORDERS. The parties hereto shall require each other the provision of the several Local Interconnection Services by providing the other party the corresponding Service Orders, under the terms of the Service Order format to be attached hereto, as provided in the Eighteenth Article. In the understanding that the Local Interconnection Services referred in each Service Order shall be provided within the 180 (one hundred and eighty) calendar days following the date when the corresponding Service Order was received. However, parties shall make their best effort to initiate the provision of the corresponding Local Interconnection Services in the 90 (ninety) calendar days following the date when the corresponding Service Orders were received.

     The provision of the Local Interconnection Services referred to in each Service Order shall be conditioned to the capacity and architecture of the infrastructure installed available for the party that shall provide the service when the corresponding Service Order is received, which must be demonstrated to the satisfaction of the requiring party. Should the required party needs to expand or modify its infrastructure in order to fully execute the Service Orders, reasonable delivery times shall be agreed by the parties taking into consideration, among other aspects, the delivery times of equipment and material by the suppliers of the required party.

     Notwithstanding the above, within the month following the execution date of this Agreement, the parties shall mutually provide each other a forecast of its Local Interconnection Service demand for a minimum period of 3 (three) years, under the terms agreed in writing by the parties for such purpose. After such period of time, if applicable, the parties shall annually ratify or update their Local Interconnection Services demand forecast. The above, in the understanding that simple forecast of the Local Interconnection Services demand shall not bind the parties to use or acquire any type of equipment or to make modifications or expansion to their infrastructure.

     To properly cancel any Service Order, at no charge, the requiring party shall request so in writing before the delivery time periods of the Local Interconnection Services are agreed. Should the cancellation be requested after the delivery time periods of the Local Interconnection Services are agreed, the parties agree and acknowledge that the requiring party shall pay to the other party the applicable charges or penalties detailed in the trade policies for Local Interconnection services in force when the corresponding Service Order is delivered, and duly registered in the Telecommunications Registry.

     Considering that Local Interconnection Services are contracted for a minimum fixed term, as provided in the trade policies of the parties for Local Interconnection, the parties agree and acknowledge that should the requiring party request a Drop or Change of Address before such fixed minimum time has elapsed, such party shall pay to the other party the applicable monthly charges or penalties detailed in the trade policies for Local Interconnection Services of the providing party, in force when the corresponding Service Order is delivered, duly registered in the Telecommunications Registry.




     2.3. PHYSICAL PERFORMANCE OF THE INTERCONNECTION

     2.3.1. GENERAL. Each party shall be responsible for providing the Local Interconnection Ports, systems, programs and any other equipment required in their own Exchanges and installations to make the Local Interconnection, recovering the costs thereof by applying the reciprocal tariffs set forth in Exhibit "A" to this Agreement. Likewise, each party shall install the Local Interconnection Links required for the termination of Traffic in the network of the other party.

Local Interconnection Links may be of their own or leased, and the corresponding costs shall be born by the party requiring to terminate its Traffic. Likewise, parties may agree to install bi-directional Local Interconnection Links and share costs in equal parts.

     2.3.2. PHYSICAL PERFORMANCE. Links may be of their own or leased. Likewise parties may agree to install bi-directional links and share costs in equal parts. Parties agree and bind themselves to physically link their networks in accordance with one of the following options.

(i) Option 1. Unidirectional Link:

     (a) Own Link. Each Party shall build its own link, which shall be terminated in a Co-location site of the other party. Therefore, the first party shall request the Co-location Services in the understanding that link will be unidirectional.

     (b) Link Provided by a third party. Each party may ask a third party to provide the link. This link shall be terminated in the Co-location Site of the other party. Therefore, the first party shall request the Co-location Services in the understanding that link will be unidirectional and no bridges may be established between Co-location Sites in different locations. Likewise, parties agree that even assuming the link is provided by a third party, the party requesting the service shall be the only party directly responsible before the other part for all the purposes of this agreement.

(ii) Option 2. Local Interconnection Link Services between the Parties. Each party may request the other party, under the terms of this Second Article, Local Interconnection Link Services (which are part of the Local Non Switched Interconnection Services) referred to in Item 4, part 4.1.2. of Exhibit "A" to this Agreement. No Co-location Services shall be required for this purpose.

(iii) Option 3 Joint Installation. Both parties shall jointly determine the dimensioning of the links required between their PDIC, and shall determine the type of equipment necessary, and which of the parties will make the link. Each party shall be the owner of a portion of the link, pro rata to the capacity associated to each party and the installation construction and installation cost shall be shared using the same proportion. Each party shall be responsible for the termination equipment in its own PDIC.

     Parties acknowledge and agree that Option 1 is the option that best meets the needs of both parties. Any other option shall be selected only when expressly agreed by the parties, case by case. Likewise, parties agree to jointly evaluate any new technology that may make more efficient the physical realization.

     For the events referred to in Option 3, parties shall periodically review their joint requirements regarding capacity for the links. When capacity requirements so demand, and in accordance with the generally accepted engineering standards, parties shall increase the link capacity, sharing the resulting costs at the same proportion as their additional capacity requirements.

     Likewise, for the events referred to in Option 3, links may transport unidirectional or bi-directional traffic, or both, as deemed convenient by the parties. Should any party request to receive an specific type of traffic in specific circuits that may allow this type of traffic, such request shall be given course by the other party.

     2.3.3. DIVERSITY. Route diversity shall be understood as the existence of two links minimum, using different physical paths to make the interconnection between the Networks. Parties agree that the interconnection of their local Networks operating in each one of the 20 (twenty) cities described in Exhibit 18.2.A. shall include route diversity.

     Likewise, parties agree that in the 20 (twenty) cities listed in Exhibit 18.2.A. Telmex shall allow Axtel to interconnect its Network in two exchanges located in such cities, i.e. exchange diversity will be available in the interconnection.

     Parties agree that in the remaining cities parties shall be bound to provide path diversity upon request of the other party, in accordance with that provided in part 2.3.2 above.

     2.3.4. MODIFICATION TO NETWORKS. Parties agree that should any of the parties intend to make any modification to its local Network that may affect, from the technical or operating point of view, the provision of the Local Service in one or several Groups of Local Service Exchange, such party shall inform the other party with at least 2 (two) months in advance to its implementation. However, in the event of new Local Numbering series, information shall be provided at least 12 (twelve) hours in advance.

     THIRD ARTICLE. INFORMATION EXCHANGE AND CONFIDENTIAL INFORMATION

     3.1. The parties acknowledge that the Confidential Information provided by the parties shall be exclusively owned by the disclosing party. Under no circumstance shall it be understood that the Confidential Information provided by the parties is property of both.


     3.2. The Confidential Information shall not be disclosed in any manner by the recipient party without the prior written consent of the disclosing party.

     3.3. Parties may only disclose Confidential Information to employees, agents, advisors, representatives or any other person that may reasonably require to know it. Therefore, the recipient party of the Confidential Information shall be liable for any damage, resulting from any breach to this article by the aforementioned persons, caused to the disclosing party owner of the Confidential Information involved.

     3.4. The party disclosing the Confidential Information shall have, at any time, the right to demand the other party to destroy or return such information, regardless if such information was delivered before or after the execution of this Agreement.

     3.5. Parties shall not fully or partially copy or reproduce the Confidential Information received, without the prior written consent from the other party.

     3.6. The Confidential Information provided prior to the execution date of this Agreement shall be treated similarly to that provided after the execution date of this Agreement, as provided in this Third Article.

     3.7. Notwithstanding the above, the parties shall not be bound to maintain as Confidential Information all the information obtained under the following circumstances:

          a) if prior to its disclosing it was known by the recipient party, free from any obligation to keep it confidential, as evidenced by the documentation in its possession;

          b) if it was independently developed or produced by or on behalf the recipient party, or legally received by it, free from any restriction, from another source entitled to disclose such information;

          c) if it was publicly know, or became publicly known, without the recipient party breaching this Agreement, and;

          d) if legitimately received from a third party, if such disclosing does not breach a confidentiality obligation.


     3.8 Should any authority request the recipient party such Confidential Information, such party shall immediately give a notice to the other party so that it may take the appropriate measures before the information is provided by judicial order or administrative action by the recipient party.

     3.9 Likewise, the recipient party binds itself to provide the information requested. If the authority has not delimited the information requested, the recipient party shall make its best effort to make such delimitation so that it affects as less as possible the Confidential Information to be provided in such event.

     3.10 The termination of this Agreement shall not release the parties from all the obligations contracted, as contained in this Article.

     3.11 Should any of the parties, including its respective employees, advisors, partners, or persons involved, fail to comply with any of the provisions set forth in this Article, the breaching party shall pay to the other party all the damages resulting from such breach, without prejudice to any other legal action to be enforced for breaching intellectual or industrial property rights, including the disclosure of secrets contemplated in Articles 210 and 211 and any other relative articles of the Penal Code for the Federal District.

     3.12 Notwithstanding the provisions of paragraph 3.6. above, the obligations and rights regarding Confidential Information shall be enforceable as of the execution date of this Agreement, and shall remain in force for a10 (ten) year period, even after the termination of this Agreement.

     3.13 Notwithstanding the above, on the event of any sound suspect of fraudulent practices associated to interconnection, parties shall provide each other as soon as possible the information related to the identity and domicile of the Subscribers of the lines involved in such practices. Likewise, in accordance with the Exhibit to be agreed by the parties pursuant to Article Eighteenth below, the parties bind themselves to exchange information associated to Subscribers to whom telephone services have been cancelled because of outstanding debts, or if they have requested cancellation of the service without fully paying their debts. The above in accordance with Non-Discriminatory Practices.

     FOURTH ARTICLE. CONSIDERATIONS. The parties hereto shall be subject to what is set forth in the Compensatory Agreement contained in Exhibit "B" to this Agreement.


     4.1. CHARGES AND RATES

     4.1.1.Considerations. The considerations applicable to the Local
          Interconnection Services provided each other by the parties, and which the parties reciprocally bind themselves to provide to each other under this Agreement, shall be those provided under Exhibit "A", which are deemed as included in this paragraph as if fully reproduced herein. However, both parties agree that all the services subject matter of this Agreement (excluding local signaling switching services associated to the termination of Traffic) shall be exclusively provided when a consideration, or a compensatory agreement, has been previously and expressly agreed in writing, except for what is provided in paragraph 4.1.2 below.

          The considerations corresponding to other Local Interconnection Services contracted after the execution date of this agreement by the parties to provide each other, or adopted in order to fulfill any administrative resolution legally adopted by the competent authority, shall always be agreed or consented by both parties, and shall be contained in an Exhibit executed by the parties, which shall be made part of this Agreement. In the case of administrative resolutions adopted by the competent authority, considered as consented by the parties pursuant to that provided by the "Ley de Amparo", the parties bind themselves to subscribe de referenced Exhibit within the 5 (five) calendar days following the date when such consent was granted.

          The rates referred to in the paragraphs above shall be established based on Reciprocity principles, cost coverage and reasonable profitability.

          Consideration shall always be subject to value added tax, which will be added to such considerations, and to any other tax applicable under the corresponding tax law.

     4.1.2. Term. Notwithstanding the above, should during the term of this Agreement any of such considerations become unenforceable due to an agreement adopted by the parties or due to an administrative or judicial resolution, and until the substituting considerations are legally determined, the consideration that parties shall pay each other for the Local Interconnection Services received by each party from the other party under the terms of this Agreement, and in accordance with the Compensatory Agreement, shall be those agreed in for each one of the corresponding Local Interconnection Services in force the day immediate prior to the date when considerations became unenforceable, updated for the time elapsed and for any price change in the country. For such purpose the updating factor mentioned in paragraph 4.1.5 below, will be applied. The above in the understanding, however, that once the new applicable considerations are determined, such new considerations shall be retroactively applied, as of the date when the prior ones became unenforceable, in this case the differences resulting against or in favor of any of the parties, shall be refunded to the corresponding party within the following 5 (five) working days, at the latest, upon requirement by the corresponding party, which may be made at any time as of the date when the new considerations become enforceable, plus the ordinary interests earned by the amounts subjected to the corresponding adjustment, at the Equilibrium Interbank Deposit Rate.

          The above in the understanding that new considerations shall be expressed at the value of the date when they were determined, unless otherwise agreed by the parties, or in the event of an administrative resolution, unless a different date is established by the Ministry or the Commission. To calculate the differences to be applied to the payments made between the date when the prior considerations became unenforceable and the date when new considerations are determined, it shall be necessary to discount the inflation effect, in order to bring the new considerations to the value of the prior months when payments were made. For such purpose, the inverse updating factor referred to in paragraph 4.1.5 below shall be applied to the new considerations, and the result will be the base to determine such differences.

          For the purposes of the two paragraphs above, always subject to that provided by the Compensatory Agreement, and in the case that Public Switched Traffic volumes delivered to Telmex by Axtel be more than the Public Switched Traffic volumes delivered by Telmex to Axtel, any interest incurred shall be calculated based on 1 (one) year of 360 (three hundred and sixty) days, times the number of days effectively elapsed, (i) if the resulting difference is in favor of Telmex, as of the payable date of the considerations for Local Interconnection Services provided after the date of expiration of effectiveness of the prior considerations, until the date full payment is made, (ii) if the resulting difference is in favor of Axtel as of the date when provisional payment for the prior considerations was made, up to the date when full refund is made.

          However, always subject to what is provided by the Compensatory Agreement, if Traffic volumes are reversed and resulting from the compensation referred to in paragraph 4.7. below, Axtel becomes Telmex creditor, any interest incurred shall be calculated based on 1 (one) year of 360 (three hundred and sixty) days, times the number of days effectively elapsed, (i) if the resulting difference is in favor of Axtel, as of the payable date of the considerations for Local Interconnection Services provided after the date of expiration of effectiveness of the prior considerations ; until the date full payment is made, (ii) if the resulting difference is in favor of Telmex as of the date when provisional payment for the prior considerations was made, up to the made when full refund is made.

          For the purposes of this paragraph, interests shall vary each month in accordance with the variations of the reference rate during such period. The reference rate for the first monthly period shall be, if interests are earned as of the payable date of the considerations, the Equilibrium Interbank Deposit Rate in force at such date, and if interests are earned as of the date when the provisional payment of prior considerations was made, the reference rate shall be the Equilibrium Interbank Deposit Rate prevailing at the date when such provisional payment is made. In both cases, the reference rate shall be monthly adjusted using the Equilibrium Interbank Deposit Rate in force the date when each subsequent monthly period is commenced, as of the date when considerations become payable, in the first case, and as of the date when the provisional payment of prior considerations is made, in the second case.

     4.1.3. Modifications. Should any party need to modify the Services Orders for the Technical Agreements, and resulting from such modification the costs directly associated with the Local Interconnection Services involved, originally provided and used as the base to determine the applicable rates, were increased, the requesting party, prior agreement with the requested party, shall pay to the latter the corresponding consideration, as agreed for the original situation, plus an amount agreed by the parties reflecting the increase in the corresponding costs. Should no agreement be reached by the parties, the requested party may refuse to make the modifications to such Service Orders or the corresponding Technical Agreement. Such refusal shall not be considered as a breach to this Agreement, and the corresponding Local Interconnection Service shall be provided as originally agreed.

     4.1.4. Other Considerations. Both parties agree that when any of the parties requests non rated services, different to the Local Interconnection Services referred to in the first paragraph of part
          2.1. of the Second Article of this Agreement, if the party required to provide such services can provide them and there is no consideration expressly agreed in writing, the applicable consideration shall be agreed prior to the provision of the services involved.

     4.1.5. Update. Generally, and unless otherwise expressly agreed in writing, considerations shall be expressed on constant basis. For such purpose, if no other adjustment factor exists, the factor resulting from the increase to the Consumer National Price Index (INPC) published by Banco de Mexico shall be used on a monthly basis.

     4.2 PLACE OF PAYMENT. Any consideration, expense or refund payable by Axtel in favor of Telmex shall be paid in Telmex domicile. Likewise, any consideration, expense or refund, if any, payable by Telmex in favor of Axtel shall be paid in Axtel's domicile.

     For the purposes of this Article, and in general for the purposes of this Agreement and its Exhibits, the domiciles of the parties shall be those stated in the Seventeenth Article below.

     4.3. ADDITIONAL INVESTMENTS. Should any of the parties requests the other party Local Interconnection Services with a special technical mode, different to those provided in this Agreement, including its Exhibits, requiring an investment representing one time expenses, to be made by the party to whom the corresponding Local Interconnection Service was requested, parties shall agree the procedure to be followed, contained in an Exhibit to be executed by the parties as provided in part 18.13 of the Eighteenth Article of this Agreement, and therefore shall be made part of this Agreement as if fully reproduced herein, as of the date when agreed. In the understanding, however, that the party to whom the corresponding Local Interconnection Service was requested shall not be bound to make any investment or to provide such Local Interconnection Service until the parties agree in how such investments will be recovered. If an agreement is not reached, the required party may refuse to adopt the technical mode requested, and such refusal shall not be considered as a breach to this Agreement, and the corresponding Local Interconnection Service shall be provided as originally agreed.

     4.4. DENOMINATION: Unless otherwise agreed in writing by the parties, the considerations shall always be denominated in pesos national currency of Mexico, or such substituting money unit: and both parties shall pay its obligations precisely with such currency.

     4.5. PAYMENT CONDITIONS: For the payment of the considerations for the Local Interconnection Services subject matter of this Agreement, the following payment conditions shall prevail:

     4.5.1 Invoices: Parties shall provide each other in the domicile stated for such purposes in the Seventeenth Article below, an invoice for the Local Interconnection Services provided during the immediate prior month. Such invoice shall contain a full description of the Local Interconnection Services provided during such period, and shall be accompanied by the traffic and technical information expressly agreed in writing by the parties, specified in an Exhibit to be executed by the parties, specified in an Exhibit to be executed by the parties, specified in an Exhibit to be executed by the parties as provided under part 18.7 of the Eighteenth Article of this Agreement, which shall be made part hereof as if fully reproduced herein, as of the date when agreed. Likewise, it shall (i) comply with the unbundling requirements which, if any, shall be specified by the parties in an Exhibit to be executed as provided in part 18.8 of the Eighteenth Article to this Agreement, (ii) comply with the commercial detail requirements similarly agreed by the parties, which shall also be specified in an Exhibit to be executed by the parties as provided in part 18.9 of the Eighteenth Article to this Agreement, and (iii) reflect the monthly local interconnection operations of the corresponding party, either quarterly or monthly, as applicable.

          The parties shall review such invoices within the 18 (eighteen) calendar days following the date when they were received, and, if applicable, parties may object such invoices upon sound and good basis. In such case, only the non-objected considerations shall be paid. Once such objections are resolved in accordance with what is provided in paragraph 4.5.3. below, if the objection is resolved in favor of the party that objected the invoice, the party that provided the service (hereinafter the "Providing Party", shall make the corresponding adjustment to the invoice. Should the considerations billed are not objected within the aforementioned term, such invoices shall be considered as approved.

     4.5.2. Time and Form of Payment. The parties shall pay the non objected considerations in immediate available Mexican pesos, by check or cash, account deposit, or any other manner agreed by the parties, within 18 (eighteen) calendar days following the date when the corresponding invoice is presented, duly supported under the terms of this Agreement.

     4.5.3. Objected Invoices: In any case, for any objection to be enforceable, it shall (i) exclusively refer to the number of units or any other measuring parameter applicable to the Local Interconnection Services, as well as to mathematics, calculation and updating errors, and never to the tariff itself agreed by unit under this Agreement, or to the quality with which each unit of Local Interconnection Services was provided, (ii) it must be enforced within the 18 (eighteen) calendar days following the date when the original invoice was received, and
          (iii) it shall be accompanied by: (a) formal rejection in writing by the objecting party, stating the reasons for the objection, (b) full payment of the non objected services or charges, and (c) alternatively, at the option of the objecting party, (x) a bond issued by Mexican bonding institution authorized for such purpose or a securities pledge, in favor of the Providing Party, for an amount covering the disputed amount (in the understanding that the party against which the objection was resolved shall pay the duly documented costs involved in the guarantee granted, including interests under the terms of this part 4.5.3); or (y) as an alternative, the party objecting the invoice may pay under protest the full amount or a portion of the invoice, considering such invoice as an Objected Invoice, for such portion or the full amount, as applicable. In the case of the bond, it shall be issued by a Mexican bonding institution which does not belong to the same corporate group as the person under bond, and it may only be cancelled with the written authorization of the beneficiary.

          Except for what is provided in part 4.5.5 below, It is clearly understood by both parties that any objection not meeting the aforementioned requirements will not be valid. In such case, the invoices and the corresponding debt statements, shall be considered as consented.

          Objected Invoices shall be subject to the following:

          4.5.3.1 Base Interest. Those invoices objected by any of the parties shall be reviewed by both parties in order to determine the effective payable amount within a term not exceeding 60 (sixty) calendar days, as of the date when written notice of the corresponding objection is received. Such objection shall not be enforceable if it is not made within the 18 (eighteen) calendar days following the date when corresponding invoice is received, or if it is not made in accordance with any other term and conditions provided in the first paragraph of this part 4.5.3.

               If within 60 (sixty) calendar days mentioned in the preceding paragraph it is determined that the objections made regarding specific considerations are not enforceable, either by agreement of the parties or by resolution under the terms of the dispute resolution procedures provided in this Agreement, then, in addition to the considerations applicable to the services actually provided, the party receiving the service shall pay the Providing Party ordinary interests on unpaid balances, determined by charging the Equilibrium Interbank Deposit Rate accrued for the time elapsed between the date when the partially or fully objected considerations became enforceable, and the date when they were effectively paid. In the understanding that ordinary interest will vary each month in accordance with the variations of the reference rate during the period. The reference rate for the first monthly period shall be the Equilibrium Interbank Interest Deposit Rate in force the date when the fully or partially objected considerations became payable, and such rate shall be monthly adjusted using the Equilibrium Interbank interest Deposit Rate in force the date when each subsequent monthly period commences, as of the date when the partially of fully objected considerations became payable. Ordinary interests shall be calculated based on 1 (one) year of 360 (three hundred and sixty) days times the number of days effectively elapsed. The above in the understanding that should the reference rate be eliminated, the interest rate used as the base to determine the ordinary interests shall be at least equivalent to the higher interest rate of the bonus or security placed by the Federal Government in the money market approximating a 28 days terms.

               Notwithstanding the above, it is clearly understood that the party objecting the invoice shall pay no interest if delay or dispute is due to non compliance by the Providing Party to the requirements agreed under paragraph 4.5.1. of this Article, or any other serious reason attributable to the Providing Party, including failure to provide the other party with the information necessary to make the corresponding clarification.

          4.5.3.2. Alternative Interest. If the non enforceability of the objections made is determined after the 60 (sixty) calendar days stated in subparagraph 4.5.3.1. above, either by agreement of the parties or by resolution under the terms of the dispute resolution procedures provided under this Agreement, the ordinary interests payable by the party objecting the invoice to the Providing Party, in addition to the corresponding considerations, shall be calculated using the rate applicable to the Base Interest provided under sup-paragraph 4.5.3.1. above, times 3 (three) and computed under identical terms.

               Notwithstanding the above, it is clearly understood that the party objecting the invoice shall pay no interest if the delay or dispute is due to non compliance by the providing Party to the requirements agreed under part 4.5.1 of this Article, or any other serious reason attributable to the Providing Party, including failure to provide the other party with the information necessary to make the corresponding clarification.

          4.5.3.2 Refund of Payments Made Under Protest. The provisions of parts
               4.5.3.1 and 4.5.3.2. above shall also be applicable mutatis mutandis to the benefit of the party receiving the Local Interconnection Services, in the case of refund of payments made under protest, in which case the terms shall be calculated as of the date when the receiving party filed in writing the corresponding claim before the Providing Party. In the understanding that the reference rate used to calculate the interests for the first monthly period shall be the Equilibrium Interbanking Interest Deposit Rate in force the date when the receiving party has filed the corresponding claim in writing, and it shall be monthly adjusted using the Equilibrium Interbanking Interest Deposit Rate in force the date when each subsequent monthly period commences, as of the date when the receiving party has filed the corresponding claim in writing. In the event that the party objecting the invoice has made a payment under protest and the Providing Party decides to refund such payment within the 60 (sixty) days term as of the claim date, and the other party accepts the refund, such refund shall be made together with the Base Interest referred to in paragraph 4.5.3.1. above. If refund is made after the aforementioned 60 (sixty) day term, such refund shall be made together with the Alternative Interest referred to in paragraph 4.5.3.2.above. In the understanding that the claim procedure shall continue even assuming that the Providing Party has refunded the payments made under protest.

               Likewise, the parties hereto expressly agree that should any of the parties proceed to examine the invoices objected by the other party , without having the latter fulfilled the requirements established in this part 4.5.3, such fact shall not be considered as granting its consent to modify the procedure set forth for such purpose in this Agreement, considering that section 19.6 of the Nineteenth Article below states that any modification to this Agreement shall be expressly made in writing.

     4.5.4 Past Due Interests: Except as provided in subparagraphs 4.5.3.1,
          4.5.3.2 and 4.5.3.3 above, in the event any of the parties fails to pay on time:

          4.5.4.1. The non objected considerations, determined or consented; or

          4.5.4.2 The refund of payments received in excess by any of the parties, once they are determined by agreement of the parties or by resolution under the terms of the dispute resolution procedures provided in this Agreement, in the understanding that in such case the payment of past due interests shall not be enforceable while no determination exists

               In both cases the defaulting party shall pay, in addition to such considerations or refunds, as applicable, past due interests from the date the considerations or refunds become payable, until the date when they are fully paid, at an annual rate equivalent to the most recent annual Equilibrium Interbank Deposit Rate prevailing at the time when late payment is incurred, multiplied times 3 (three), based on monthly calculations.

               The base rate used to calculate the past due interest for the first monthly period shall be the Equilibrium Interbanking Interest Deposit Rate in force the date when the corresponding considerations or refunds became payable. Such base rate shall be monthly adjusted using the Equilibrium Interbanking Interest Deposit Rate in force the date when each subsequent monthly period is commenced, as of the date when the corresponding considerations or refunds became payable.

               Past due interests shall be calculated based on unpaid balances, and shall be computed by calendar day, based on 1 (one) year of 360 (three hundred and sixty) days, times the number of days effectively elapsed from the date when the considerations or refunds, as applicable, became payable, to the date when such amounts are made available by creditor, in the understanding that past due interests shall vary each month in accordance with the variations of the reference rate during the period the failure remains uncured.

               Should the Equilibrium Interbanking Interest Deposit Rate disappears, the interest rate used as the base to determine past due interest shall not be lower than the highest interest rate of the bonus or security placed by the Federal Government in the money market approximating a 28 days term.

     4.5.5. Extemporaneous Billing. Notwithstanding what is provided in the preceding paragraphs, the Providing Party may present complementary invoices for services omitted or erroneously billed, up to 12 months after the conclusion of the corresponding monthly billing cycle. After the one calendar year term has elapsed, as of the execution date of this Agreement, such term will be reduced to 9 months, and commencing on the second calendar year, as of the execution date of this Agreement, such term will be reduced to 6 months. The party receiving the Local Interconnection Services may claim the refund of amounts paid in excess due to incorrect billing, up to 6 (six) months after the conclusion of the corresponding monthly billing cycle. These terms will be interrupted due to demand or any kind of judicial order, extrajudicial requirement, or debt acknowledgement.

          Likewise, that set forth in parts 4.5.1, 4.5.2, 4.5.3 and 4.5.4 above shall also be applicable mutatis mutandis to all the cases provided in this part.


     4.6. COSTS REVIEW: When during the term of this Agreement economic circumstances not provided herein occur, which in fact and without intent, fault, negligence, or ineptitude of the Providing Party, determine an increase or decrease to the costs of the Local Interconnection Services not yet provided, such costs and consequently the considerations to be received the Providing Party, payable by the receiving party, may be reviewed in accordance with the terms agreed by the parties. However, the refusal to review the costs by the party receiving the Local Interconnection Services shall not be considered as a breach to this Agreement, and the corresponding Local Interconnection Service shall be provided as originally agreed.

     4.7. COMPENSATORY AGREEMENTS. The parties hereto agree that when terminating the local calls delivered by the other party for such purpose, they are providing a reciprocal service, considering similar services, capacities or functions. Therefore, parties agree that under the terms and conditions established in the Compensatory Agreement attached to this Agreement as Exhibit "B", with the mechanisms described and during the terms set forth in Exhibit "B", parties shall compensate the considerations resulting from the reciprocal provision of the Local Interconnection Switched Services, provided that such considerations be within the Unbalance ranges established in the Compensatory Agreement. Similarly, the terms and conditions under which the party receiving the services shall pay the corresponding considerations to the Providing party are established in the Compensatory Agreement.

     However, for tax purposes, both parties shall independently bill the considerations in its favor, although the payment liability shall exclusively be applicable to the amount not settled through the compensation. In any case, the party still owing any amount after the compensation is made under the terms of the Compensatory Agreement, shall pay such amount to the other party, pursuant to the terms and conditions set forth in this Fourth Article.

     FIFTH ARTICLE. TECHNICAL AGREEMENTS.

     For the consideration of the Local Interconnection Services, Telmex and Axtel shall be bound to follow the procedures and specifications set forth in the Technical Agreements.

     SIXTH ARTICLE. RESPONSIBILITES.

     6.1 GENERAL. Neither party shall be liable before the other party for direct or consequential damages, or for the loss of incomes resulting from or attributable to any other action or omission of the parties or third parties associated to this Agreement.

     Neither party shall be liable for the damages caused to the Network of the other party due to force majeure or acts of God events, such as explosion, earthquake or any other natural phenomena or those caused by third parties, or parties not involved in the provision of the Local Interconnection Service, and which the parties could not reasonably prevent or avoid, such as strikes, civil riots, sabotage, terrorism or any other similar situations, provided that any of such events was the sole cause of such damages.

     In any case, civil responsibility of the parties shall be limited to (i) the immediate and direct reparation of the damages caused and duly proved, or
(ii) the payment of the specific conventional penalties the parties may expressly agree in writing. The parties hereto acknowledge that should conventional penalties exist for nonfulfillment, the affected party may only demand either the performance of the obligation or the payment of the established penalty.

     Subject to the content of the Technical Agreements, in no case, but specifically supposing the Providing Party have conditioned its Network pursuant to the guidelines established by the Ministry or by the Commission, or those agreed with the other party, or considering any specific request made by the other party, the Providing Party shall not be liable before the other party or before any third party for the quality of the Local Interconnection Services, except that set forth in part 6.3 below.

     6.2. COMPLIANCE OF OBLIGATIONS. The parties hereto agree that for the purposes of articles 2613 and 2615 of the Civil Code for the Federal District, the liabilities mutually assumed under this Agreement shall be a mean or activity and not result.

     6.3 QUALITY. The parties hereby acknowledge that the satisfaction of the final User is a goal that can only be achieved through the cooperation of both parties. Because of the above, the parties agree and oblige themselves to evaluate the compliance of the quality standards in accordance with this Agreement. Each of the parties obliges itself to provide to the other party a service level at least equal to that provided to its own final Users and/or Subscribers, to itself, to its subsidiaries or Affiliates, or to other concessionaires interconnected to their respective Networks of Local Services.

     SEVENTH ARTICLE. GUARANTEES OF THE AGREEMENT.

     7.1 BOND FOR THE PAYMENT OF THE CONSIDERATIONS. If once ended the first Interconnection quarter between Telmex's Network and Axtel's Network, Telmex receives from

Axtel a volume of Switched Public Traffic higher to the one that, in turn, delivers to the latter, and the traffic unbalance exceeds from the Unbalance ranges referred to in the Compensatory Agreement and, therefore, Axtel becomes compelled to the payment of considerations in terms of such Compensatory Agreement, Axtel obliges itself to create during the following month a guarantee bond for the payment of the considerations that correspond to it and in favor of Telmex, for an amount covering at least a 120% of estimated amount from the considerations that shall pay to Telmex for three months of services, once the compensation is made in accordance with the Compensatory Agreement. The bond must be issued by a Bond Institution of the country and will be subject to the terms of the Ley Federal de Instituciones de Fianzas and, for what is not contemplated in the latter, to the provisions of the Thirteenth Title, Fourth Book, of the Civil Code for the Federal District, the Bond Institution guaranteeing the payment of the considerations that correspond to Axtel, and every and each of the expenses to be incurred by Telmex when demanding such right in accordance with this Agreement.

     In every case, the bond shall comply with the following requirements and minimal stipulations, at Telmex's satisfaction:

     (i) The bond must be granted by a Mexican Bond Institution of acknowledged reputation not forming part of the same corporate group or group of interests of that of the party obliged under the bond and must be duly authorized by the Secretaria de Hacienda y Credito Publico.

     (ii) The bond must mention that the Bond Institution accepts to be subject to the procedure provided for in articles 93, 93 Bis, 118 Bis and other related provisions from the Ley Federal de Instituciones de Fianzas.

     (iii) The contents of the bond policy must expressly mention that it will subsist in force for 180 additional days to its duration, in order for Telmex to be able to claim the payment for non-compliance occurred during the duration year of said policy.

     (iv) The party obliged under the bond must grant another bond each year, substituting the previous one, in the same terms and conditions but for an amount equivalent to 120% of the amount owed by Axtel during three months in average of the immediate previous calendar year, once the compensation being made.

     (v) Within the duration period of the bond, in order to cancel it, it will be a requirement for the party obliged under the bond to tender the written authorization of Telmex to the Bond institution.

     7.2 RECIPROCITY UNDER THE BOND FOR THE PAYMENT OF THE CONSIDERATIONS. Notwithstanding the provisions of clause 7.1 above, in the case that during the effectiveness of this Agreement Axtel receives from Telmex a Public Switched Traffic higher than the volume it is delivering to Telmex, and traffic unbalance exceed the Unbalance ranges referred to in the Compensatory Agreement, and consequently Telmex be bound to pay considerations under the terms of the Compensatory Agreement, Telmex shall be bound to take out within the following month a bond to guarantee the payment of the considerations payable by it in favor of Axtel, mutatis mutandis, as established in part 7.1 above, in favor of Axtel.

     7.3. GUARANTY FOR DAMAGES TO THE NETWORKS. For the term this Agreement is in force, both parties shall maintain a bond in favor of the other party to guarantee the damages that may be caused to the Public Telecommunications Network of the other party or to any of its Co-locations Sites, equipment or goods in general, either directly or through third parties acting in its name or engaged by it. The bond shall cover at least $940,000.00 pesos National Currency (Nine hundred and forty pesos 00/100 National Currency), and such amount shall be annually updated according to the National Consumer Price Index increase published by Banco de Mexico. Both bonds shall be issued by a Bonding Institution of the country. Bonds shall be subject to the terms of the Federal Law of Bond Institutions, and for everything not provided therein, they shall be subject to the Thirteenth Title, Fourth Book of the Civil Code for the Federal District. The Bonding Institution shall guarantee the payment of the corresponding indemnification under the terms of this Agreement or any other legal applicable legal ordinance, as well as all the expenses incurred to enforce such right under this Agreement.

     Bonds shall in all cases comply with the following requirements and minimum provisions:

     (i) Bonds shall be granted by a Mexican Bonding Institution with renowned prestige, which do not belong to the same corporate group or interest of the person under bond, and which is duly authorized by the Ministry of Treasury and Public Credit.

     (ii) Bonds shall state that the Bonding Institution agrees to follow the procedure set forth in articles 93, 93 Bis, 118 Bis and any other relative article of the Federal Law of Bonding Institutions.

     (iii) The text of the bond policy shall expressly state that such policy shall be in force for 180 days in addition to its terms, so that the creditor may claim the payment of any event occurred during the one year term of the policy.

     (iv) The person under bond shall grant each year a new bond, upon termination of the prior one, under identical terms and conditions, but for the corresponding update amount.

     (v) Within the term the bond is in force, bond cancellation shall require that the person under bond present to the Bonding Institution the written authorization of the other party to this Agreement.

7.4 MODIFICATIONS TO THE GUARANTIES. Notwithstanding the above, the parties may from time to time, renegotiate the characteristics of the bonds referred to in this Seventh Article in order to reflect the real value of the secured obligations, as well as the solvency and credit behavior of the party granting such bond.

EIGHT ARTICLE.  TEMPORARY SUSPENSION.

8.1 TEMPORARY SUSPENSION. In the case of a force majeure or act of God event, temporality preventing any of the parties from providing the Local Interconnection Services in one or more Groups of Local Services Exchanges, the effects of this Agreement will be suspended in such Groups of Local Services Exchanges during the time elapsed until the situation originating such impediment is resolved and normalized. In such event, the parties shall agree the actions and extraordinary services required to reestablish, regularize and guarantee continuity and quality of the interrupted Local Interconnection Services. In this case parties shall pay the considerations corresponding to the Local Interconnection Services effectively provided until the time such services were interrupted.

8.2 CONTINUITY OF THE LOCAL INTERCONNECTION SERVICE. Parties recognize that Local Interconnection Services are essential for the appropriate provision of the services they were concessioned for. Therefore, they bind themselves to make their best efforts in order to prevent at all times any fortuitous interruption. For such purpose, without prejudice to the obligations contracted by the parties under this Agreement, both parties shall help each other in order to procure the continuity in the Local Interconnection Services.

     Parties shall inform each other, with at least 5 (five) working days in advance, or sooner if reasonably possibly, about any work or activity that may be foreseen and that may effect (i) the continuous provision of the Local Interconnection Services; (ii) any type of general means of communication, or
(iii) goods of common use. For such purpose the risk areas shall be identified as well as the nature of the works or activities involved, the time required for their performance and full conclusion, and the estimated time of the interruption of any Local Interconnection Services. Should the above be not possible because of emergency works, then the parties agree to notify each other such circumstance as soon as possible. Parties shall always make their best effort to restore the service.

NINTH ARTICLE.  ASSIGNMENT.

     Both Telmex and Axtel bind themselves to perform by themselves their obligations subject matter of this Agreement. Consequently, the rights and obligations resulting from this Agreement may in no event be assigned, encumbered or transmitted in any other way, without the prior written authorization from the other party, which shall not be denied without a justified reason. However, such authorization will not be necessary if present or future collectable accounts are assigned in favor of credit institutions, trust, auxiliary credit organizations, or any other national or foreign person or vehicle. Assignment of collectable accounts shall always be subject to the cause-based or personal defenses between the parties, excepting non objected or consented invoices under this Agreement, or if parties have adopted the compensatory agreements referred to in part 4.7 of the Fourth Articles above, excluding the non compensated portion of non objected or consented invoices under the terms of this Agreements.

Notwithstanding that provisions of the preceding paragraph, any party may freely assign in favor of its Affiliates or subsidiaries the portion of the exploitation of telecommunication services concessioned to it, requiring only the authorization issued for such purpose by the Ministry, provided that the assigning party continues to be bound under this Agreement, unless express consent is granted by the other party.

TENTH ARTICLE   PROPERTY AND POSSESSION OF GOODS.

     Assuming the Transmission Equipment necessary to make the Interconnection, owned by one of the parties, be located in the Co-locations Sites or real properties of the other party, for no reason shall it be understood or assumed that such party has granted to the other party the possession of such Co-locations or real properties, or granted the use or any other real right on the same or on the Transmission Equipment, if applicable.

ELEVENTH ARTICLE. INSURANCE.

     Parties bind themselves to reciprocally take out and to maintain in force an insurance policy, as well as any additional coverage to cover the risk that the installation and operation of the Transmission Equipment in the Co-locations Sites may cause to the Public Telecommunications Network of the other party and the Co-location Sites themselves, in the understanding that the other party shall be appointed the beneficiary in each one of the corresponding policies.

     These insurance shall be engaged with insurance companies legally authorized by the Ministry of Treasury and Public Credit.

TWELFTH ARTICLE.   LABOR RELATIONSHIPS.

     All the Local Interconnection Services mutually provided by the parties through individuals, shall be performed by personnel contracted and paid by the party providing the service, which, as the business company and employer of the personnel used for the Local Interconnection Services subject matter of this Agreement, shall be the sole responsible for the obligations derived from legal provisions and any other ordinance associated to labor and social security matters for such personnel, and no contract labor or of any other nature relationship shall exist between the party providing the service subject matter of this Agreement and the party to which the service is provided. To that extent, the parties agree to answer all the claims filed by its employees against the other party, regarding the Local Interconnection Services provided through individuals; and for such purpose, each party binds itself to hold the other party harmless from and against any claim made by the personnel of the party providing the service, and if applicable, to indemnify and reimburse the party to which the service is provided, any amount paid by the party to which the service is provided, resulting from any claim made by the personnel of the party providing the service.

     In the event that any of the parties, in a strike procedure, receives a work suspension notice under the terms of Part III, Article 920 of the Federal Labor Law, such party shall notify such circumstance to the other party the day following the date when such notice is received, i.e. nine days in advance to the date stated for suspending the work. In such case, Telmex and Axtel shall agree the measures that may allow the party receiving a suspension notice to properly continue providing the Local Interconnection Services, if possible. In the case of service suspension due to strike, neither party shall have the right to file a claim against the other party, as a consequence of such suspension.

THIRTEENTH ARTICLE.   FRAUDULENT BEHAVIORS.

     Telmex and Axtel agree to work closely and jointly to prevent the fraudulent use of its Networks by third parties. For such purpose they shall jointly implement work teams to closely supervise products, services and segment of Users and Concessionaires of Public Telecommunication Networks, to identify high risk fraud areas, to assess such risk, and to develop and implement policies and practices to eliminate such risk. Telmex and Axtel bind themselves to perform, including without limitation, the activities to defect and prevent the fraudulent use of their Networks, agreed by the parties from time to time as provided in the Eighteenth Article.

     In order to prevent, detect and avoid fraudulent interconnection practices, parties hereto bind themselves to mutually allow each other access to their facilities, so as to be able to make technical audits and supervise Traffic, in the terms and under the conditions agreed in the Exhibit referred to in part
18.11 of the Eighteenth Article of this Agreement.

     Likewise, parties agree that such Exhibit shall be formalized in a term not exceeding 90 (ninety) calendar days after the execution date of this Agreement, or any other term expressly agreed by the parties in writing.

     Likewise, once parties have agreed a definition of the fraudulent practices, they shall agree the sanctions and conventional penalties to be applied in each case, including, but not limited to, (i) blockage of calls clearly identified as fraudulent, (ii) termination of the Compensatory Agreement; and (iii) termination of the Agreement, all in accordance with the terms and conditions set forth in Exhibit 18.11.


FOURTEENTH ARTICLE. RECIPROCITY.

     Parties agree that pursuant to what is provided by Article 43, Part IV of the Law, and subject to that established in their respective concession titles, parties shall act on Reciprocity basis regarding the tariffs and conditions of the Local Interconnection Services provided to each other with similar capacities and functions.


FIFTEENTH ARTICLE. TERMINATION.

     If any of the events ("Causes of Termination") described below occurs and remains uncured for more than thirty days as of the date when the affected party gives the notice referenced herein below, regardless the remedies provided by law, the affected party may terminate this Agreement by written notice to the breaching party, with a copy sent to the Ministry, given thirty calendar days in advance to the intended termination date.

15.1 REVOCATION OF THE CONCESSIONS OF THE PARTIES. If the Ministry or any other competent government authority revokes any of the concessions granted in favor of any of the parties, as stated in representations I b) and II b) of this Agreement, or if such concessions reach their termination date.

15.2  LOSS OF EFFECTIVENESS OF THE GUARANTIES CONSTITUTED.
If any of the guaranties granted under this Agreement do not comply any more the purposes for which they were constituted , or if they become insufficient, and therefore they can not guarantee the fulfillment of the obligations to be performed by the granting party under this Agreement, provided that no new guaranties were constituted by such party, to the full satisfaction of the corresponding other party, to replace the effects that the prior guaranties are not producing anymore.


15.3 BREACH OF PAYMENT OBLIGATION. Should any of the parties fail to pay the considerations payable to the other party for Local Interconnection Services, after the compensation was made in accordance to the terms of the Compensatory Agreement, for amounts higher to the equivalent in National Currency to USA$1'000,000.00 (one million 00/100 dollars, currency of the United States of America), including past due interests, for more than thirty calendar days as of payment date of the corresponding debt, and after having unsuccessfully claim the payment of the corresponding bonds, or after having made such bond effective in an insufficient manner.

In the understanding that failure to pay Objected Invoices in resolution process shall not be considered as a payment obligation failure, until the procedure established in the Fourth Article of this Agreement is fully exhausted.

     As of the date when the termination of this Agreement is enforced under the terms provided herein, the parties agree and acknowledge that the Ministry and the Commission may adopt the appropriate measures to protect the interest of the general public, and the interests of the Users and Subscribers of the parties, by temporarily designating a company different to the breaching party, to provide the services provided by the breaching party under the terms of this Agreement, until the corresponding bidding process is carried out.

     The above without prejudice to the rights that Telmex or Axtel may lawfully have.

SIXTEENTH ARTICLE. TERM.

16.1 INITIAL TERM. This Agreement shall be terminated on December 31, 2003, unless previously terminated by rescission.

In any case, any enforceable and net payment obligations derived from this Agreement for Local Interconnection Services effectively provided up to the termination date, shall survive until duly fulfilled.

16.2 ONGOING APPLICATION: However, if after the termination of the initial term of this Agreement, or after the term of the considerations established in Exhibit "A" hereto, parties still have a Public Telecommunications Network providing Local Service, and the corresponding concession from the Ministry, the terms and conditions of this Agreement shall remain in force, including the considerations in force the day immediate preceding the date when the corresponding effectiveness term has concluded, updated for the time elapsed and any price change occurred in the country, using for such purpose the updating factor referred to in part 4.1.5 of the Fourth Article above. In the understanding that such considerations shall continue in force until, as provided by Article 42 of the Law, the parties execute a new agreement to continue the interconnection of their networks. In the understanding, however, that once the new applicable considerations are established, such new considerations shall be retroactively applied as of the termination date of the prior considerations. In such case any difference resulting in favor or against any of the parties shall be refunded to the corresponding party no later than 5
(five) working days, as of the enforcement date of the new considerations. In order to determine these differences, parties agree that the new considerations shall be expressed at the value effective the date when they were determined, unless otherwise agreed by the parties, or, in the case of an administrative resolution, unless the Ministry or the Commission, as applicable, establishes a different date. To calculate the differences to be applied to the payments made or that should have been made between the date when the prior considerations became non effective and the date when new considerations were determined, it shall be necessary to discount the inflation effect, in order to take the value of the new considerations to the value of the prior months when payments were made or should have been made. For such purpose the inverse updating factor referred to in part 4.1.5 of the Fourth Article above, shall be applied to the new considerations, and the result shall be the base to determine such differences. This part 16.2 shall not be applicable in the event of early termination or rescission.

For the purposes of the paragraph above, and in the case that Public Switched Traffic volumes delivered to Telmex by Axtel be higher to the Public Switched Traffic volumes delivered by Telmex to Axtel, interest earned shall be calculated based on 1 (one) year of 360 (three hundred and sixty) days, times the number of days effectively elapsed, (i) if the resulting difference is in favor of Telmex, as of the payable date of the considerations for Local Interconnection Services provided after the prior considerations became unenforceable, until the date full payment is made, (ii) if the resulting difference is in favor of Axtel as of the date when provisional payment for the prior considerations was made, up to the date when full refund is made.

However, assuming Traffic volumes are reversed, and resulting from the compensation referred to in paragraph 4.7 below, Axtel becomes Telmex creditor, interests accrued shall be calculated based on 1 (one) year of 360 (three hundred and sixty) days, times the number of days effectively elapsed, (i) if the resulting difference is in favor of Axtel, as of the payable date of the considerations for Local Interconnection Services provided after the date of effectiveness of the prior considerations, until the date full payment is made,
(ii) if the resulting difference is in favor of Telmex, as of the date when provisional payment for the prior considerations was made, until the date when full refund is made.

For the purposes of this paragraph, interests shall vary each month in accordance with the variations of the reference rate during such period. The reference rate for the first monthly period shall be, if interests are accrued as of the payable date of the considerations, the Equilibrium Interbank Deposit Rate in force at such date, and if interests are earned as of the date when the provisional payment of prior considerations was made, the reference rate shall be the Equilibrium Interbank Deposit Rate prevailing at the date when such provisional payment was made. In both case, the reference rate shall be monthly adjusted using the Equilibrium Interbank Deposit Rate in force the date when each subsequent monthly period commences, as of the date when considerations become payable, in the first case, and as of the date when the provisional payment of prior considerations is made, in the second case.

Parties may in any case use the procedure contained in Article 42 of the Law to have at all times an agreement in force.


SEVETEENTH ARTICLE. NOTICES AND NOTIFICATIONS.

17.1 DOMICILE OF THE PARTIES. For everything related or associates to this Agreement, or for all the notifications, communications or notices to be given by the parties under this Agreement, parties state the following as their conventional domiciles, and telephone and fax numbers:

Telmex:                    Telefonos de Mexico, S.A. de C.V.
                           Parque Via 190, Oficina 1080
                           Colonia Cuauhtemoc
                           Codigo Postal 06599
                           Mexico, Distrito Federal
                           Telephone: 222-58-25
                                      222-5814
                           Telefax:   592-6687

                           Attention: Lic. Sergio Rodriguez Molleda


Axtel:                     Telefonia Inalambrica del Norte, S.A. de C.V.
                           Vasconcelos 210 Ote, Piso 12
                           Codigo Postal 66260
                           San Pedro Garza Garcia, Nuevo Leon
                           Telephone: (8) 363-5001
                           Telefax:   (8) 363-5091

                           Attention: Carlos Escalante Gonzalez
                           c.c..      Lic. Alberto Morales
                           D & A Morales y Asociados, S.C.
                           Vallarta No. 811 Sur
                           Colonia Mirador
                           64070 Monterrey, Nuevo Leon

                           Lic. Carlos Sesma M. Sesma, Sesma & Mc Neese Idaho 14 Colonia Napoles 03810 Mexico, D.F.


17.2 NOTIFICATIONS. All notifications or notices to be given by the parties under this Agreement shall be made in writing, or by telex confirmed in writing by the receiving party. Such notices shall be considered as given at the date when properly received by the party to whom it was addressed.

17.3 DOMICILE CHANGES. In the event that any party changes its domicile, such party shall notify so to the other party at least five working days in advance to date when such events take place. Otherwise it shall be understood that notices, notifications or communications to be given under this Agreement will be considered as lawfully given in the last domicile informed to the other party, in the understanding that such domicile shall always be located in Mexico.


EIGHTEENTH ARTICLE. FORMALIZATION OF EXHIBITS.

The parties hereto bind themselves to negotiate in good faith the specific contents of every and each one of the following Exhibits, if so required, and to formalize in writing the respective agreements reached which shall be attached to the body of this Agreement duly signed by the representatives of TELMEX and AXTEL subscribing this document:

     18.1 Considerations for Local Interconnection Services not contemplated in Exhibit "A".

     18.2.A Local Interconnection Points.

     18.2.B Signaling Transference Points.

     18.2.C. PDIC.

     18.3 Access and Installation Schedule.

     18.4 Service Order Format.

     18.5 Local Interconnection Services Demand Forecast Format.

     18.6 Technical Agreements.

     18.7 Systems Agreements for the Fixed Local Interconnection, formerly Traffic and Technical Information. Re: invoices.

     18.8 Unbundling Requirements. Re: invoices (included in Exhibit 18.7)

     18.9 Commercial Detail Requirements. Re: invoices (included in Exhibit
          18.7)

     18.10 Procedure to resolve differences in Local Interconnection Consumption (included in Exhibit 18.7)

     18.11 Detection and Prevention of Fraudulent Use of Networks.

     18.12 Co-location Services.

     18.13 Additional Investments.

     18.14 Conventional Penalties.

     18.15 Exchange of Information associated to Delinquent Customers.

     18.16 Agreement to share infrastructure between two or more Carriers.

     18.17 Provision and Quality of Services.

     Regarding the Technical Agreements referred to in clause 18.6, the parties will provide the Local Interconnection Services upon their best efforts until such agreements are expressly agreed.

     All the above, provided that in no event shall the parties be bound to something else than that agreed, and to the good faith, use and/or lawful consequences, as its nature may be.

     The parties acknowledge that the Exhibits which are duly agreed and signed by the parties as of the date of execution of this Agreement or in the future, shall become an integral part of this Agreement as if fully reproduced herein, as of the date when agreed.


NINETEENTH ARTICLE.  JURISDICTION, APPLICABLE LAW AND OTHERS.

19.1 FRIENDLY ARRANGEMENT OF DIFFERENCES. The parties hereto express their firm conviction that, in good faith, in the event of any difference or dispute regarding the interpretation and fulfillment of this Agreement or any of its Exhibits, and for any technical and administrative aspect for the determination of costs, considerations and any other requiring specific technical capacity, the parties shall try by themselves to reasonably reach a friendly solution in a term of at least thirty days before initiating any other procedure. For such purpose the parties shall follow a mutual consultation process so as to prevent disputes, including consultation to experts and authorities, if deemed appropriate by the parties. Provided however, that this shall not be considered as a waiver to the rights they are entitled to.

     It shall be considered that the intents to reach a friendly solution by common agreement have failed when either party notifies in writing to the other party that negotiations have not been satisfactory in any stage of the procedure. In such case the parties may exercise their rights as provided by Law, under the terms of part 19.2 below, either by arbitral or jurisdictional recourses.

19.2 JURISDICTION: For everything related to this Agreement, the parties expressly agree to submit themselves, at the election of the plaintiff or complainant party: (i) to the jurisdiction of the federal courts with residence in Mexico City, Federal District, or (ii) by an strictly de jure arbitral procedure; therefore they expressly waive any other forum to which they could be entitled resulting from their present or future domiciles or from any other circumstances. In such cases the litispendence and incidental rights exceptions shall be applicable, and counterclaim, if applicable, shall be exercised in the forum where the demand was filed, so as to prevent contradictory decisions and awards. Therefore, parties agree that should any party be sued by any of the aforementioned recourses, such party waives any right to which it might be entitled to defend itself or counteract the recourse elected by plaintiff, provided the same dispute is involved.

     The above in the understanding that assuming the dispute is referred to the legal interpretation of the standards contained in the law or the administrative resolutions issued by the Ministry, i.e. in de jure disputes, the plaintiff or claimant party shall necessarily initiate the corresponding procedure before the federal courts with residence in the Federal District, through the defense recourses deemed appropriate, and directly against the other party. Therefore, for the interpretation of the legislation and the administrative resolutions issued by the Ministry, the parties submit themselves exclusively to the jurisdiction of the federal courts with residence in Mexico City, Federal District, expressly waiving any other forum to which they could be entitled under the terms of the paragraph above or resulting from their present or future domicile.

     Should plaintiff or claim elect the arbitral procedure, it shall strictly be de jure, and the procedural rules and the arbitration shall in general be governed by the Arbitration Rules of the Mexican Arbitrage Center (CAM), and supplementary by the Fourth Title of the Mexican Commercial Code. In such case, arbitration shall be conducted in Spanish language and in Mexico City, Federal District, decided by three arbitrators, who shall always be lawyers or attorneys at law with renown prestige, experts on telecommunications matters, with professional license to practice law in Mexico, with Mexican nationality, designated as follows: the first two arbitrators, one designated by each party, and the third arbitrator designated by the other two arbitrators selected by such parties. If one of the parties fails to designate its arbitrator within the 30 (thirty) working days following the date when the notice is made requesting arbitration to the other party, or if the two arbitrators designated by the parties, within the 30 (thirty) working days following their designation do not reach an agreement for designating the third arbitrator, then the General Board of the Mexican Arbitration Center (CAM) shall designate the arbitrator not designated by the party who failed to designate it, or shall designate the third arbitrator, as the case may be, as provided by Article 14 of the Arbitration Rules of the Mexican Arbitration Center (CAM).

Arbitrators shall not have any impediment resulting from conflict of interest or any other reason, including those provided by Article 39 of Federal Code of Civil Procedures, in which case they must excuse themselves at any time of the procedure, or the parties may recuse them.

Arbitration shall be decided within a term not exceeding sixty working days as of the initiation of the arbitral procedure. The arbitral award shall be final, unappealable and mandatory for the parties, and it may be entered by any party for its execution in any Court with competent jurisdiction, and in the even of arbitration the parties agree to submit themselves to the jurisdiction of such Court only for the execution of this arbitral article and any other award based thereon. Exclusively in the event that plaintiff or claimant elects the arbitral procedure, parties expressly waive hereby the motion for appeal.

The above in the understanding that assuming that any party requires to enforce any bond granted by the other party to secure any of its obligations under this Agreement, the Bonding Institution shall expressly acknowledge that the arbitration procedure provided herein is to exclusive benefits of the parties hereto. Therefore it shall waive any right to which it could be entitled, expressly submitting in the event of dispute to that provided by Articles 93, 93 Bis, 118 Bis and any other relative article of the Bonding Institutions Federal Law, and to the exclusive jurisdiction of the federal courts with residence in the Federal District.

Should the Mexican Arbitration Center (CAM) disappear, the arbitral procedure shall be managed by the National Chamber of Commerce of Mexico City.

19.3 SUMMONS. Axtel and Telmex hereby irrevocably agree that they may only be summoned for any action or procedure associated to this Agreement in the conventional domicile stated herein.

19.4 WAIVER OF IMMUNITY: The parties hereto state and agree that to the extent in which either of them and its associates or stockholders, or any of their assets have, or later on acquire any right to immunity of being sued, court jurisdiction, pre-judgement attachment, seizure due to foreclosure of a judgment in execution of sentence, compensation, foreclosure or any other legal procedure for any other reason, they hereby irrevocably waive said right to immunity with respect to their duties and obligations under this Agreement, and with respect to any legal procedure to enforce them and to execute any other award or decision issued in any of such procedures.


     Likewise, the parties state and agree that they and their associates or stockholders shall be bound to consider themselves as Mexicans, regarding the asset, rights, concessions, shares or interests they are title holders associated to the subject matter and enforcement of this Agreement, and therefore not to request the protection of any other foreign government, either by diplomatic or any other recourse.

19.5 APLICABLE LAW. For everything related to this Agreement, parties agree this Agreement shall be government by the substantive laws and the laws and provisions applicable in Mexico, except the relative conflict standards, which shall not be applicable.

19.6 AMENDMENTS: No amendment to the term or any other condition of this Agreement, and no consent, waive or exemption regarding any of such terms and conditions shall be effective in any case, unless made in writing and signed by both parties, and even in such case such amendment, waive, exemption or consent shall only be effective for that case and for the specific purpose for which it was granted.

19.7 HEADING: Subtitles of parts and titles of Article of this Agreement were included exclusively to the convenience of the parties, and they may in no way affect the interpretation of this Agreement.

19.8 ENFORCEABILITY OF THE PROVISION: Should any provision of this Agreement be, or becomes lawfully prohibited or unenforceable, such provision shall be ineffective or inefficient to the same extent of such prohibition or non enforceability, without affecting the value or enforceability of the other provision of this Agreement.

19.9 BREACH OF INDUSTRIAL PROPERTY RIGHTS: The parties shall be responsible, indemnify and hold the other party harmless from and against all expenses, including lawyer fees, losses or damages that may result from any claim, action or demand caused by breach or violation of any party to the industrial or intellectual property rights of third parties, associated to the Local Interconnection Services.

19.10 ENTIRE AGREEMENT. This Agreement including its Exhibits hereto, constitute the entire agreement for the Provision of Local Interconnection Services between Telmex and Axtel and supersedes any and all prior negotiation, statement or agreement, whether written or oral.

TWENTIETH ARTICLE.  BASIC CONCESSIONAIRE OF FIXED LOCAL SERVICE.

     Parties hereto agree that should upon the request by any of the parties, the Commission determines that the other party is not reasonably fulfilling any more the Coverage Requirements, Technical Requirements and Accessibility Requirements, required under this Agreement to be considered a Basis Concessionaire or Fixed Local Service, the Interconnection between the Networks of both parties shall be subject to the rates, terms and conditions applicable to other concessionaires of Local Services, under equal circumstances.

     The representatives duly empowered of the parties sign three copies of this Agreement on Mexico City, Federal District, on February 25, 1999.

TELEFONOS DE MEXICO, S.A. DE C.V.


/s/ Sergio Rodriguez Molleda
Title: Legal Representative


TELEFONIA INALAMBRICA DEL NORTE, S.A. DE C.V.



/s/ Carlos Escalante Gonzalez
Title: Legal Representative




_________________________                            _______________________
WITNESS                                              WITNESS

AMENDMENT AGREEMENT TO EXHIBIT 18.7 OF THE FIXED LOCAL INTERCONNECTION SERVICES GENERAL AGREEMENT DATED FEBRUARY 25 1999, ENTERED BY TELEFONOS DE MEXICO, S.A. DE C.V. (HEREINAFTER "TELMEX"), HEREIN REPRESENTED BY MISTER SERGIO RODRIGUEZ MOLLEDA, AND BY AXTEL, S.A. DE C.V. (HEREINAFTER "AXTEL"), HEREIN REPRESENTED BY MISTER CARLOS ESCALANTE GONZAEZ, PURSUANT TO THE INTERCONNECTION OF THEIR RESPECTIVE LOCAL SERVICE NETWORKS, ACCORDING TO THE FOLLOWING STATEMENTS AND
CLAUSES:



                              S T A T E M E N T S



     Both parties, trough their respective representatives state:


     (a) That as of February 25, 1999 they entered into a Fixed Local Interconnection Services General Agreement related to the interconnection of the local service networks of TELMEX and AXTEL, (hereinafter the "Agreement").

     (b) That both AXTEL and TELMEX have enough legal capacity to enter into this amendment agreement, and that their representatives have enough prerogatives to bind them in terms of said agreement, prerogatives that have not been revoked nor limited in any way.

     (c) That it is their desire to modify Exhibit 18.7 of the Agreement dated February 25, 1999, in terms of this document.





                                  C L A U S E S



     FIRST. AXTEL and TELMEX agree to modify Exhibit 18.7 of the Agreement in its integrity, named "Agreements of Systems for the Local Fixed Interconnection, previously Traffic and Technical Information. Ref: invoices.", in order for it to be read in terms of the document enclosed herein which shall be considered as forming part of this Exhibit and consequently of the Agreement.


     SECOND. Both TELMEX and AXTEL agree that, except for the modifications made by means of the First Clause above, all clauses and Exhibits of the Agreement shall continue to govern the legal relationship between TELMEX and AXTEL, in the same terms as established thereto.

     THIRD For the interpretation and fulfillment of this Amendment Agreement, the parties submit themselves to Clause "Venue, Applicable Law and Others" of the Agreement.

     This amendment agreement is signed in three copies, in Mexico City, Federal District as of August 15, 2001.


TELEFONOS DE MEXICO, S.A. DE C.V.           AXTEL, S.A. DE C.V.




      [illegible signature]                    [illegible signature]
________________________________           ____________________________
By: Sergio Rodriguez Molleda               By: Carlos Escalante Gonzalez



         WITNESS                            WITNESS


   [illegible signature]
__________________________                  ___________________________
Ing. Alejandro Leon Salermon                Ing. Emilio Vazquez Lizarraga

AMENDMENT TO EXHIBIT "A" TO THE MASTER LOCAL INTERCONNECTION SERVICE AGREEMENT MADE AS OF FEBRUARY 25, 1999 (THE "AMENDMENT"), BY AND BETWEEN AXTEL, S.A. DE C.V. ("AXTEL"), REPRESENTED BY ALBERTO DE VILLASANTE HERBERT, AND TELEFONOS DE MEXICO, S.A. DE C.V. ("TELMEX"), REPRESENTED BY SERGIO RODRIGUEZ MOLLEDA, WITH RESPECT TO THE INTERCONNECTION OF THEIR RESPECTIVE FIXED LOCAL SERVICE NETWORKS.

                                    RECITALS

Both parties hereby represent:

a) That on February 25, 1999 they executed a Master Local Interconnection Service Agreement with respect to the Interconnection of their Respective Fixed Local Service Networks (the "Agreement").

b) That this Amendment is an integral part of the Agreement executed between Telmex and Axtel.

c) That they wish to amend Exhibit "A" to the Agreement executed by the parties on February 25, 1999 to read as set forth in this Amendment, pursuant to the following:

                                     SECTION

SOLE SECTION.

Both parties agree to fully amend and restate Exhibit "A" to the Agreement, to read as follows:

                                   EXHIBIT "A"

EXHIBIT OF PRICES AND RATES THAT IS ATTACHED TO THE MASTER LOCAL INTERCONNECTION SERVICE AGREEMENT MADE AS OF FEBRUARY 25, 1999 (THE "AMENDMENT"), BY AND BETWEEN AXTEL, S.A. DE C.V. ("AXTEL"), REPRESENTED BY ALBERTO DE VILLASANTE HERBERT, AND TELEFONOS DE MEXICO, S.A. DE C.V. ("TELMEX"), REPRESENTED BY SERGIO RODRIGUEZ MOLLEDA, WITH RESPECT TO THE INTERCONNECTION OF THEIR RESPECTIVE FIXED LOCAL SERVICE NETWORKS.

                                PRICES AND RATES

1. Rates applicable to all Switched Fixed Local Interconnection Services for
2003.

1.1 Traffic from Axtel's Network.

     1.1.1 Switched Termination through a Telmex Center with Traffic Concentration Capability. Axtel shall pay Telmex per each minute of routed and terminated Switched Local Interconnection Traffic that has been originated by Axtel's Subscribers or Users and delivered by Axtel at a Telmex's CCE, for termination at Telmex's Subscribers or Users through any CCE or Subscriber Connection Center of Telmex that is a part of the same Group of Local Service Centers where Telmex received the Traffic delivered by Axtel, the amount of US$0.00975 (point zero zero nine hundred seventy five) dollars, legal tender in the United States of America, provided that this rate shall be in effect from January 1, 2003 through December 31, 2003. The Traffic for which this consideration shall be paid, is the Traffic delivered by Axtel at the pertinent Local Interconnection Point.

     1.1.2 Switched Termination through a Telmex Destination Center. Axtel shall pay Telmex per each minute of routed and terminated Switched Local Interconnection Traffic that has been originated by Axtel's Subscribers or Users and delivered by Axtel at a CCE of final destination of the Traffic, for its routing and termination at Telmex's Subscribers or Users, the amount of US$0.00975 (point zero zero nine hundred seventy five) dollars, legal tender in the United States of America, provided that this rate shall be in effect from January 1, 2003 through December 31, 2003. The Traffic for which this consideration shall be paid, is the Traffic delivered by Axtel at the Local Interconnection Point.

     All rates payable for Interconnection Port Services are already included in the considerations referred to in sub clauses 1.1.1 and 1.1.2 above.

1.2 Traffic from Telmex Network.

     1.1.1 Switched Termination through an Axtel Center with Traffic Concentration Capability. Telmex shall pay Axtel per each minute of routed and terminated Switched Local Interconnection Traffic that has been originated by Telmex's Subscribers or Users and delivered by Telmex at an Axtel's Center with Traffic Concentration Functions, for termination at Axtel's Subscribers or Users through any Axtel's Center with Traffic Concentration Capability that is a part of the same Group of Local Service Centers where Axtel received the Traffic delivered by Telmex, the amount of US$0.00975 (point zero zero nine hundred seventy five) dollars, legal tender in the United States of America, provided that this rate shall be in effect from January 1, 2003 through December 31, 2003. The Traffic for which this consideration shall be paid, is the Traffic delivered by Telmex at the pertinent Local Interconnection Point.

     1.1.2 Switched Termination at an Axtel Destination Center. Telmex shall pay Axtel per each minute of routed and terminated Switched Local Interconnection Traffic that has been originated by Telmex's Subscribers or Users and delivered by Telmex at an Axtel destination center, for its routing and termination at Axtel's Subscribers or Users, the amount of US$0.00975 (point zero zero nine hundred seventy five) dollars, legal tender in the United States of America, provided that this rate shall be in effect from January 1, 2003 through December 31, 2003. The Traffic for which this consideration shall be paid, is the Traffic delivered by Telmex at the Local Interconnection Point.

     All rates payable for Interconnection Port Services are already included in the considerations referred to in sub clauses 1.2.1 and 1.2.2 above.

1.3 Setoff Agreement.

Pursuant to all terms and conditions of the Setoff Agreement that is attached as Exhibit "B" to the Interconnection Agreement, and as a result of the reciprocal provision of Switched Local Interconnection

Services with capacities and functions that are similar among them, the parties agree to discharge, by means of offsetting, all reciprocal payment obligations resulting from the application of the rates agreed in paragraphs 1.1 and 1.2 above, provided that the difference is within the ranges established in the Setoff Agreement.

2. Considerations Payable for Local Transit Service and Local Transit Services for calls originating in an ASL other than the ASL of termination and that are delivered in the ASL of destination.

The parties shall apply between them the following considerations, to the extent payable:

2.1 Traffic from Axtel's Network. Axtel shall pay Telmex per each minute of completed traffic (originated by Subscribers or Users of Axtel) that is delivered by Axtel's Network to Telmex's Local Service Network at a center designated by Telmex, and routed by Telmex to a third network, the amount of US$0.003 (three thousandths) of dollar, legal tender in the United States of America, which rate will be in effect from January 1, 2003 through December 31, 2003; provided, however, that in case of Local Transit Services, all switching centers (both of the Local Service Networks of Telmex and Axtel, and the third network of final destination of the traffic) must belong to the same Group of Local Service Centers. Further, the parties agree that this rate is exclusive of the rate charged by the third network for switched termination at the traffic center of destination. The three parties involved shall execute all necessary agreements for performance of this traffic function.

2.2 Traffic from Telmex's Network. Telmex shall pay Axtel per each minute of completed traffic (originated by Subscribers or Users of Telmex) that is delivered by Telmex's Local Service Network to Axtel's Local Service Network, and routed by Axtel to a third network, the amount of US$0.003 (three thousandths) of dollar legal tender in the United States of America, which rate will be in effect from January 1, 2003 through December 31, 2003; provided, however, that in case of Local Transit Services, all switching centers (both of the Local Service Networks of Telmex and Axtel, and the third network of final destination of the traffic) must belong to the same Group of Local Service Centers. Further, the parties agree that this rate is exclusive of the rate charged by the third network for switched termination at the traffic center of destination. The three parties involved shall execute all necessary agreements for performance of this traffic function.

3. Measurement of Traffic Exchanged between Networks. For application of the above rates and regardless of the Setoff Agreement, all Traffic associated to Switched Local Interconnection Services, Local Transit Services and Local Transit Services for calls originating at an ASL other than the ASL of termination that are delivered at the ASL of destination and, consequently, the amount of the considerations payable, shall be determined according to the actual duration of all calls that use the interconnection. The actual duration of a call, measured in seconds, begins when the call is completed (received) and the recipient answers the call, and ends when the communication is interrupted. The parties agree that no unsuccessful call attempt shall be taken into consideration for these purposes.

In each billing period of at least one month, the parties shall calculate the consideration payable for the Switched Local Interconnection Services and the Local Transit Services, by adding the duration of all calls and multiplying the product, rounded to the nearest minute, by the applicable rates per minute.

4. Telmex and Axtel shall not charge any additional amount for call attempts.

5. Supplementary Services. Each party shall be responsible for all Local Interconnection Links that may be needed to terminate Traffic at the destination Network. Local Interconnection Links may be owned or leased by the parties and all costs, based on the following rates, shall be paid by the party that requests the Links to terminate its Traffic, provided such Links shall have been requested to the other party. Additionally, the parties may agree the installation of bidirectional Local Interconnection Links and share, on a 50%-50% basis, all costs of such Links.

5.1 Non-Switched Local Interconnection Services.

     5.1.1 Local Interconnection Link Services (E1). The party that requests this service shall pay to the Service Provider Party, per each Local Interconnection Link (E1), the following rates:

     5.1.1.1 Installation Expenses: Seventy four thousand seven hundred ninety nine and 00/100 ($74,799.00) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.1.1.2 Monthly rent: Four thousand three hundred seventy five and 00/100 ($4,375.00) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

5.2 Signal Services.

In case both Networks shall have Signal Transfer Points, these Points shall be interconnected under the principle that each party shall pay its own costs and shall share in the cost of the pertinent link, or any existing Local Interconnection Links for the handling of Switched Public Traffic shall be used, if technically feasible, subject to the parties' prior mutual agreement on a case by case basis.

The parties agree and acknowledge that their Networks have at least one Signal Transfer Point, and that therefore each party shall pay its own costs, pursuant to the terms of the first paragraph of this clause 5.2. Further, the parties agree that they shall construct all Local Signal Links and Local Signal Ports that may be needed for provision of a diversified Signal Service at the Signal Transfer Points located in the cities referred to in the exhibit mentioned in section 18.2.B of the Agreement, which exhibit shall indicate all Local Interconnection Points that are served by each pair of Signal Transfer Points. For achievement of this diversification, pairs of Local Signal Links shall be installed for interconnection of the parties' Signal Transfer Points, and each party shall pay all costs of one link of the pair; provided, however, that each party shall pay the cost of its Local Signal Ports.

In case either Party shall not have at any time in the future at least one Signal Transfer Point, the party may request the other to make the interconnection to its system, subject to payment of the following rates:

     5.2.1 Local Signal Port Services. The party requesting the service shall pay to the Service Provider Party, per each Local Signal Port of 64 Kbits per second of local signal with a capacity of 0.4 erlangs, the following rates:

     5.2.1.1 Installation Expenses: Eleven thousand one hundred sixteen and 67/100 ($11,116.67) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.2.1.2 Monthly Rent: Two thousand one hundred sixty two and 39/100 ($2,162.39) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.2.2 Local Signal Link Services (E1). The party requesting the service shall pay to the Service Provider Party, per each Local Signal Link (E1), the following rates:

     5.2.2.1 Installation expenses: Seventy four thousand seven hundred ninety nine 00/100 ($74,799.00) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.2.2.2 Monthly Rent: Four thousand three hundred seventy five 00/100 ($4,375.00) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

5.3 Co-Location Services. The party requesting the service shall pay to the Service Provider Party, for the Co-Location Services, the following rates:

     5.3.1 Installation Expenses: Ninety thousand five hundred thirty one 04/100 ($90,531.04) pesos, Mexican currency, from January 1, 2003 through December 31, 2003, for 9.00 square meters (3 m x 3 m) of space at Co-Location Sites.

     5.3.2 Monthly Rent per square meter: Depending on the cost level in the economic region in question, according to Sub-Exhibit A-1 attached hereto, the rates shall be:

     5.3.2.1 High Cost Region: One thousand six hundred eighty nine and 91/00 ($1,689.91) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.3.2.2 Medium Cost Region: One thousand four hundred forty eight and 50/100 ($1,448.50) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

     5.3.2.3 Low Cost Region: One thousand two hundred seven and 08/100 ($1,207.08) pesos, Mexican currency, from January 1, 2003 through December 31, 2003.

All amounts described in the rates registered in this Amendment, relating to Non-Switched Local Interconnection Services, are the rates applicable to January 1999, and therefore are expressed in monetary units of constant purchasing power of November 1998.

6. Present day values.

6.1 For conversion of the rates payable for the services referred to in clauses 1.1, 1.2, 2.1 and 2.2 above into Mexican pesos, the exchange rate for the discharge of foreign-currency denominated obligations payable in Mexico as published by the Mexican Central Bank in the Federal Official Gazette and in effect the last business day of the month immediately preceding the month in which the rates are intended to be charged, shall be used.

6.2 The rates for services agreed by the parties under clauses 5.1, 5.2 and 5.3 above, are the rates corresponding to November 1998 and shall be used as basis for calculating the monthly rate increase, according to the following procedure:
An inflation factor shall be obtained by dividing the National Consumer Price Index (INPC) published by the Mexican Central Bank in the Federal Official Gazette two months before the month in which the rates shall be applied, by the INPC for November 1998. The product shall always be multiplied by the base rates (November 1998), and the resulting figures shall be the rates for the month in question.

7. A discount of forty five (45) percent over the prices in effect shall be made for all local interconnection link and co-location services to be provided by both parties.

SECOND SECTION

Both Telmex and Axtel agree that, except for the amendments made under First Section above, all other sections of and exhibits to the Agreement will continue to govern the legal relationship between Telmex and Axtel, in the terms set forth in the Agreement.

THIRD SECTION

For everything related to the interpretation and performance of this Amendment, the parties agree to submit to all provisions of the "Governing Laws, Jurisdiction and Miscellaneous" section of the Agreement.

IN WITNESS WHEREOF, this Amendment to Exhibit "A" is executed in three counterparts by the duly authorized representatives of the parties, in Mexico City, Mexico, on June 4, 2003.

     TELEFONOS DE MEXICO,                           AXTEL, S.A. DE C.V.
         S.A. DE C.V.

         By: [signed]                                  By: [signed]
Name: Sergio Rodriguez Molleda              Name: Alberto de Villasante Herbert
Position: Legal Representative                Position: Legal Representative


           WITNESS                                        WITNESS

         By: [signed]                                  By: [signed]
Name: Alejandro Leon Salmeron                 Name: Ermilo Vazquez Lizarraga

                                                                       Exhibit B






                             CONFIDENTIAL TREATMENT
[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.


                                   EXHIBIT "B"

                     CALLS TO PROVIDERS OF INTERNET SERVICES

     This document is an Exhibit part of the Master Agreement for the Provision of Local Interconnection Services entered into by and between Telefonos de Mexico S.A de C.V. ("TELMEX") and AXTEL S.A. DE C.V. ("AXTEL") related to the Local Fixed Interconnection of Axtel's and Telmex's networks, dated as of February 25, 1999 (hereinafter the "Agreement").

     Capitalized terms in this Exhibit shall have the meaning ascribed to them in the first clause of the Agreement, unless as otherwise specified herein.

     FIRST CLAUSE. SET-OFF FOR CALLS TO PROVIDERS OF INTERNET SERVICES. Both parties agree that all calls originating from any of the networks and having as purpose a destination to a Provider of Internet Services the respective the respective considerations shall be set-off in a [*] ([*]), this is, both TELMEX and AXTEL release one another of any payment obligation to the other party which may arise as a consequence of the calling traffic referred to in this paragraph.

     Likewise, both parties bind themselves to inform the other party the telephone numbers engaged with a Provider of Internet Services and, in the event any of the parties is aware of not informed telephone numbers, it shall proceed immediately to perform the necessary acts in order to include them as part of the set-off described herein. The party upon which telephone numbers engaged by a Provider of Internet Services are allocated, shall activate such telephone numbers in its billing system, at the latest, within 5 (five) working days following the notice given by the other party regarding such fact.

                       SECOND CLAUSE. LONG DURATION CALLS.

     2.1 The duration of all calls included in the monthly billing period pertaining to each of the months shall be analyzed.

     2.2 The percentage of calls which duration is equal to or greater than 5
(five) minutes, shall be determined.

     2.3 In the event the percentage of calls referred to in section 2.2. of this Exhibit "B" is greater than [*] ([*]) of the total amount of calls included in the respective monthly period, the parties hereby agree to set-off a [*] ([*]) of the amount of minutes which correspond to the calls exceeding the above mentioned [*] ([*]).

     2.4 In the event the percentage of calls referred to in paragraph 2.2. herein is less than or equal to [*] ([*]) of the total amount of calls included in the respective monthly period, the parties shall perform the payment of the considerations in accordance to the provisions set forth in Exhibit A to the Agreement.

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

     The duly authorized representatives of the parties, execute this Exhibit "B" in three counterparts, in Mexico City, Federal District, as of February 29, 2000.


TELEFONOS DE MEXICO, S.A. DE                    AXTEL, S.A. DE C.V.
            C.V.

____________________________                _____________________________
Mr. Sergio Rodriguez Molleda                Mr. Carlos Escalante Gonzalez

 _________________________                    ________________________
          Witness                                     Witness

                                                          Amendment to Exhibit B


                             CONFIDENTIAL TREATMENT

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.


AMENDMENT TO EXHIBIT "B" TO THE MASTER LOCAL INTERCONNECTION SERVICE AGREEMENT MADE AS OF FEBRUARY 25, 1999 (THE "AMENDMENT"), BY AND BETWEEN AXTEL, S.A. DE C.V. ("AXTEL"), REPRESENTED BY ALBERTO DE VILLASANTE HERBERT, AND TELEFONOS DE MEXICO, S.A. DE C.V. ("TELMEX"), REPRESENTED BY SERGIO RODRIGUEZ MOLLEDA, WITH RESPECT TO THE INTERCONNECTION OF THEIR RESPECTIVE FIXED LOCAL SERVICE NETWORKS.

                                   WITNESSETH

     (a) WHEREAS, on February 25, 1999 the parties executed a Master Local Interconnection Service Agreement with respect to the Interconnection of their Respective Fixed Local Service Networks (the "Agreement").

     (b) WHEREAS, this Amendment is an integral part of the Agreement executed between Telmex and Axtel.

     (c) WHEREAS, the parties wish to amend Exhibit "B" to the Agreement executed by the parties on February 25, 1999 to read as set forth in this Amendment, pursuant to the following:

                                     SECTION

SOLE SECTION


     Both parties agree to fully amend and restate Exhibit "B" to the Master Axtel Local-Telmex Local Interconnection Agreement, to read as follows:

                                   EXHIBIT "B"

SETOFF AGREEMENT FOR SWITCHED LOCAL INTERCONNECTION SERVICES (THE "SETOFF AGREEMENT"), EXECUTED BY AND BETWEEN AXTEL, S.A. DE C.V. ("AXTEL"), REPRESENTED BY ALBERTO DE VILLASANTE HERBERT, AND TELEFONOS DE MEXICO, S.A. DE C.V. ("TELMEX"), REPRESENTED BY SERGIO RODRIGUEZ MOLLEDA, WITH RESPECT TO THE INTERCONNECTION OF THEIR RESPECTIVE FIXED LOCAL SERVICE NETWORKS.

                                    RECITALS

Both parties hereby represent:

     (a) That they execute this Setoff Agreement derived from the Master Axtel Local-Telmex Local Interconnection Agreement.

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

     (b) That they agree that all Representations made under the Master Axtel Local-Telmex Local Interconnection Agreement be herein incorporated by this reference.

     (c) That they wish to execute this Setoff Agreement to offset as between them all consideration payable for their mutual provision of Switched Local Interconnection Services, provided such consideration is within the range determined by the imbalance threshold set forth herein, pursuant to all mechanisms described below, and agree that this Setoff Agreement will be governed by the above Recitals and by the following:

                                    SECTIONS

     SECTION 1. PURPOSE. The parties agree to execute this Setoff Agreement in order to offset as between them all consideration payable for their mutual provision of Switched Local Interconnection Services, provided such consideration is within the range determined by the imbalance threshold set forth herein, and pursuant to the following terms and conditions:

     SECTION 2. IMBALANCE. The monthly imbalance shall be calculated according to the formula below (the "Imbalance"):

If CP Axtel is higher than CP Telmex, then the following shall apply: [*]

If CP Telmex is higher than CP Axtel, then the following shall apply: [*]

Where:
CP Axtel = The product of multiplying the total number of minutes of Switched Local Interconnection Services provided by Telmex to Axtel during the month in question, by the applicable rate agreed by the parties under Exhibit "A" to the Interconnection Agreement.

CP Telmex = The product of multiplying the total number of minutes of Switched Local Interconnection Services provided by Axtel to Telmex during the month in question, by the applicable rate agreed by the parties under Exhibit "A" to the Master Axtel Local-Telmex Local Interconnection Agreement.

     SECTION 3. OFFSET. In each billing period, the parties shall offset on a reciprocal and equal basis, all consideration mutually payable for Switched Local Interconnection Services, provided there is no Imbalance in excess of the [*] threshold (which is equivalent to considerations of [*] and [*]), which shall be reviewed by the parties three (3) months after the date of execution of this Amendment and shall apply during the term of the Master Local Interconnection Agreement executed between Axtel and Telmex and of this Setoff Agreement.

     For purposes of this Setoff Agreement and the Master Local Interconnection Agreement executed between Axtel and Telmex, the parties agree that setoff shall mean the dis-

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

charge of any debt as between them that arises from their mutual provision of Switched Local Interconnection Services, provided the Imbalance is below the pertinent threshold.

     Both parties agree that the above mentioned threshold shall be revised from December 13, 2003, according to the behavior of traffic from the effective date of the Master Local Interconnection Agreement executed between Axtel and Telmex.

     SECTION 4. CONSIDERATION PAYABLE IN CASE OF IMBALANCE. The parties agree that no consideration shall be paid when the Imbalance shall not exceed the threshold referred to in section 3 of this Setoff Agreement.

     Further, the parties agree that if the Imbalance shall exceed [*] (which is equivalent to considerations of [*] and [*]), then the parties shall pay the total amount of the consideration payable for the pertinent period, without any offset. This provision is intended to discourage the conduction of improper interconnection practices, and of practices intended to obtain an unfair benefit from this Setoff Agreement.

     Both parties agree that should there be any payment obligation of either party to the other under the terms of this Setoff Agreement, such obligation shall be subject to all terms, conditions and rates set forth in Section 4 of the Master Axtel Local-Telmex Local Interconnection Agreement and Exhibit "A" thereto.

     SECTION 5. OFFSET FOR CALLS TO INTERNET SERVICE PROVIDERS. Both parties agree that in case of calls originating at any network which destination is an Internet Service Provider, [*] of the related consideration shall be offset. This means that both Telmex and Axtel are hereby released from any payment obligation to the other that may arise due to traffic of the calls referred to in this paragraph. Consequently, the parties agree that all interconnection traffic corresponding to calls which destination is an Internet Service Provider shall not be included in the calculation of Imbalance referred to in Section 2 of this Setoff Agreement.

     Further, each party agrees to inform the other of all telephone numbers contracted by an Internet Service Provider. Should either party find out that any such telephone numbers have not been informed by the other, it shall immediately take all actions needed for such numbers to be included in the consideration described in the preceding sections of this Setoff Agreement. The party to whom any telephone numbers contracted by an Internet Service Provider are assigned, shall register such telephone numbers in its billing system no later than five (5) business days following receipt of the respective notice from the other.

     SECTION 6. AUDIT AND MONITORING PROCEDURES. PENALTIES. In order to prevent and detect fraudulent interconnection practices, each party agrees to allow the other access to its facilities for conduction of technical audits and monitoring of traffic, pursuant to the terms and under the conditions of the Exhibit referred to in clause 18.11 of the Master Axtel Local-Telmex Local Interconnection Agreement. Further, the parties agree that such Exhibit shall be formalized within ninety (90) calendar days following the date of execution of

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

the Master Axtel Local-Telmex Local Interconnection Agreement, or within any other term expressly agreed by the parties in writing.

     Further, after definition by the parties of what constitutes a fraudulent practice, the parties shall agree all penalties and liquidated damages that will apply in each case, including by way of enunciation: (i) blocking of calls clearly identified as fraudulent calls, (ii) termination of this Setoff Agreement, and (iii) termination of the Master Axtel Local-Telmex Local Interconnection Agreement, all of the above pursuant to the terms and under the conditions of Exhibit 18.11.

     SECTION 7. CAUSES FOR REPLACEMENT OF THE SETOFF AGREEMENT. Notwithstanding the provisions of Section 6 of this Setoff Agreement or the provisions of the Master Axtel Local-Telmex Local Interconnection Agreement, the parties agree that this Setoff Agreement shall be replaced by Exhibit "B", in case of occurrence of any of the following events in the exchange of traffic under this Setoff Agreement.

     (a) Change of the origin number.

     (b) Alteration of the type of traffic (converting National Long Distance traffic, or International Long Distance or Mobile Local Traffic, into Fixed Local Traffic).

     (c) The delivery of traffic generated by other operator, if such traffic has not been carried by using the Local Transit Services contemplated under the Master Axtel Local-Telmex Local Interconnection Agreement.

     (d) Traffic originated by either party from a Group of Local Service Centers other than the group at which such traffic is delivered.

     For replacement of this Setoff Agreement, the parties agree to previously follow the procedure contemplated under Section 19 of the Master Axtel Local-Telmex Local Interconnection Agreement.

     SECTION 8. LONG DISTANCE CALLS. If the Imbalance for any monthly period shall exceed [*], pursuant to the provisions of Section 2 of this Setoff Agreement, the parties agree that the following provisions shall apply:

     8.1 The duration of all calls included in the monthly period in which the Imbalance exceeded [*], will be analyzed.

     8.2 The percentage of calls with a duration equal to or higher than [*] minutes shall be determined.

     8.3 If the percentage of calls referred to in clause 8.2 above exceeds [*] of all calls included in the corresponding monthly period, then the parties agree to offset [*] of the minutes corresponding to the calls with a duration of [*] or more minutes that exceed the [*] mentioned above. In order to make the offset mentioned above, the average duration in minutes

[*] indicates that a confidential portion of the text of this agreement has been omitted. The non-public information has been filed separately with the Securities and Exchange Commission.

of all long distance calls shall be obtained and the product shall be multiplied by the number of calls in excess of [*]. The offset referred to in this paragraph shall be made only to the extent it is proven that the calls in question are local calls.

     8.4 If the percentage of calls referred to in clause 8.2 above is equal to or lower than [*] of all calls included in the corresponding monthly period, then the parties shall pay the consideration according to the provisions of
Section 4 of the Setoff Agreement.

     8.5 In case of occurrence of the scenario contemplated in clause 8.3 above, then the parties shall recalculate the Imbalance for the corresponding monthly period, as provided in Section 2 of this Setoff Agreement, without including all minutes corresponding to the calls in excess of the [*] referred to in clause
8.3 above.

     8.6 If after recalculation of the Imbalance as provided in clause 8.4 above, the percentage of Imbalance for the corresponding monthly period continues to exceed [*], then the parties shall pay any payable consideration according to the provisions of Section 4 of the Setoff Agreement.

     SECTION 9. DURATION. The parties agree that this Setoff Agreement will be in effect as long as the Master Axtel Local-Telmex Local Interconnection Agreement is in effect, and that this Setoff Agreement may be renewed pursuant to all terms and under the conditions set forth in clause 16.2 of the Master Axtel Local-Telmex Local Interconnection Agreement.

     SECTION 10. JURISDICTION. Both parties agree that in case of any dispute arising from or related to this Setoff Agreement, the dispute shall be settled according to the provisions of Section 19 of the Master Axtel Local-Telmex Local Interconnection Agreement. IN WITNESS WHEREOF, this Amendment is executed in three counterparts by the duly authorized representatives of the parties, in Mexico City, Mexico, on June 4, 2003.


        AXTEL, S.A. DE C.V.                       TELEFONOS DE MEXICO,
                                                      S.A. DE C.V.

            By: [signed]                              By: [signed]
Name: Alberto de Villasante Herbert          Name: Sergio Rodriguez Molleda

              WITNESS                                    WITNESS

            By: [signed]                              By: [signed]

                                 EXHIBIT 18.2.A



                          LOCAL INTERCONNECTION POINTS



------------------------------------------------------------------------------------------------------------------------------------
                      LOCAL                                                                           POSSIBLE
 tap  DIVISIONAL       INT.                                                                 HIER-     QUANTITY
      DIRECTION       CITY    URBAN NET            STATE  NOD'S NAME              TEC.      ARCHY     OF SPACE  NOTES  ONCEC  VERIF.
------------------------------------------------------------------------------------------------------------------------------------
60    GUADALAJARA       1     AGUASCALIENTES        AGS   AGUASCALTENTES 4B       S-1240    CCE/CTZ     5       11       14
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    TELNOR            2     ENSENADA              BCN   OBREGON                 AXE       CCE         5        7      189
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    TELNOR            3     MEXICALI              BCN   ARBOL                   AXE       CCE         5        7      190
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    TELNOR            4     ROSARITO              BCN   ROSARITO                AXE       CCE         2        7      191
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      TELNOR            5     SAN QUENTIN           BCN   SAN QUINTIN             SESS      CCAP        5        7      193
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    TELNOR            6     TECATE                BCN   TECATE                  SESS      CCAP        5        7      194
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    TELNOR            7     TIJUANA               BCN   PIO PICO                AXE       CCE         5        7      195      2
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      HERMOSILLO        8     CIUDAD CONSTITUCION   BCS   CIUDAD CONSTITUCION 2   S-1240    CCAP        5                41
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    HERMOSILLO        9     LA PAZ                BCS   LA PAZ 2                AXE       CCE         5                49
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    HERMOSILLO       10     SAN JOSE DEL CABO     BCS   SAN JOSE DEL CABO 2     AXE       CCE         5                57
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      HERMOSILLO       11     SANTA ROSALIA         BCS   SANTA ROSALIA 2         S-1240    CCAP        5                59
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    MERIDA           12     CAMPECHE              CAMP  CAMPECHE 2              AXE       CCE         2                62
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MERIDA           13     CIUDAD DEL CARMEN     CAMP  CIUDAD DEL CARMEN 1     S-1240    CCAP        0       15       65
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      MONTERREY        14     ALLENDE               COAH  ALLENDE 1               AXE       CCAP        0                93
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MONTERREY        15     CIUDAD ACUNA          COAH  ACUNA 2                 AXE       CCAP        0                95
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    MONTERREY        16     MONCLOVA              COAH  MONCLOVA 1              AXE       CCE         0               102
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MONTERREY        17     PARRAS DE LA FUENTE   COAH  PARRAS 2                S-1240    CCAP        2               106
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    MONTERREY        18     PIEDRAS NEGRAS        COAH  ADUANA 1                S-1240    CCE         3               107
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MONTERREY        19     SABINAS               COAH  SABINAS 2               AXE       CCE         3               109
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    MONTERREY        20     SALTILLO              COAH  AYUNTAMIENTO 1          AXE       CCE         1               110
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    CHIHUAHUA        21     TORREON               COAH  FUENTES 1               AXE       CCE         3                12
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    GUADALAJARA      22     COLIMA                COL   COLIMA 2                AXE       CCE         5       11       17
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    GUADALAJARA      23     MANZANILLO            COL   SANTIAGO 2              AXE       CCE         5        2       26
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    GUADALAJARA      24     TECOMAN               COL   TECOMAN 1               AXE       CCAP        5                32
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      MERIDA           25     CINTALAPA             CHIS  CINTALAPA 1             AXE       CCAP        0       15       64
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      MERIDA           26     PALENQUE              CHIS  PALENQUE 1              S-1240    CCAP        0       15       74
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MERIDA           27     SAN CRISTOBAL DE      CHIS  SAN CRISTOBAL DE LAS    AXE       CCAP        0       15       75
                              LAS CASAS                   CASAS 1
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    MERIDA           28     TAPACHULA             CHIS  TAKANA 2                S-1240    CCE         2                76
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    MERIDA           29     TUXTLA GUTIERREZ      CHIS  TUXTLA GUTIERREZ 2      AXE       CCE         3                79
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      MERIDA           30     VILLA FLORES          CHIS  VILLA FLORES 1          AXE       CCAP        0       15       80
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    CHIHUAHUA        31     CIUDAD CAMARGO        CHIH  CAMARGO 2               S-1240    CCAP        4                1
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    CHIHUAHUA        32     CIUDAD CUAUTEMOC      CHIH  CUAUTEMOC 2             AXE       CCE         5        3       2
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    CHIHUAHUA        33     CIUDAD DELICIAS       CHIH  DELICIAS 2              S-1240    CCE         5                3
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    CHIHUAHUA        34     CIUDAD JUAREZ         CHIH  COPERNICO 2             AXE       CCE/CTZ     4                4
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    CHIHUAHUA        35     CHIHUAHUA             CHIH  CATEDRAL 4              AXE       CCE/CTZ     1        2       5
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    CHIHUAHUA        36     NUEVO CASAS GRANDES   CHIH  NUEVO CASAS GRANDES 2   AXE       CCE         5        3       9
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    CHIHUAHUA        37     OJINAGA               CHIH  OJINAGA 1               S-1240    CCAP        5                10
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    CHIHUAHUA        38     HIDALGO DEL PARRAL    CHIH  PARRAL-OCAMPO 1         S-1240    CCE         5        3       8
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    METRO            39     CIUDAD DE MEXICO      DF    CULHUACAN/                        CTU        5/0      17       82
                                                          POPOCATEPETL
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    METRO            39     CIUDAD DE MEXICO      DF    CTSJ/VALLEJO                      CTU       10/1     2, 17     82
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    METRO            39     CIUDAD DE MEXICO      DF    RONA/NEXTENGO                     CTU       14/1      17       82
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    CHIHUAHUA        40     DURANGO               DGO   ZARCO 4                 AXE       CCE         4                6
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      CHIHUAHUA        41     GUADALUPE VICTORIA    DGO   CIUDAD GUADALUPE        AXE       CCAP        1                7
                                                          VICTORIA 1
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      CHIHUAHUA        42     SANTIAGO PAPASQUIARO  DGO   SANTIAGO                S-1240    CCAP        1                11
                                                          PAPASQUIARO 1
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    QUERETARO        43     CELAYA                GTO   CELAYA 1                S-1240    CCE         5      2, 6     158
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    QUERETARO        44     GUANAJUATO            GTO   MARFIL 1                S-1240    CCE         5        7      162
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    QUERETARO        45     IRAPUATO              GTO   IRAPUATO 3              S-1240    CCE         5      3, 7     163
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    QUERETARO        46     LEON                  GTO   PEDRO MORENO 4          S-1240    CCE/CTZ     5     7, 2, 6   165
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    QUERETARO        47     MOROLEON              GTO   MOROLEON 2              S-1240    CCE         5      3, 7     169
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    QUERETARO        48     PENJAMO               GTO   PENJAMO 1               S-1240    CCAP        5      3, 7     171
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    QUERETARO        49     SALAMANCA             GTO   SALAMANCA 2             S-1240    CCE         5      2, 6     176
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    QUERETARO        50     SALVATIERRA           GTO   SALVATIERRA 2           S-1240    CCAP        5      3, 7     177
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      QUERETARO        51     SAN LUIS DE LA PAZ    GTO   SAN LUIS DE LA PAZ 2    S-1240    CCAP        5      3, 7     179
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    QUERETARO        52     SAN MIGUEL ALLENDE    GTO   SAN MIGUEL ALLENDE 2    S-1240    CCE         5      2, 6     181
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    QUERETARO        53     SILAO                 GTO   SILAO 1                 S-1240    CCAP        5      2, 6     182
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    PUEBLA           54     ACAPULCO              GRO   HIDALGO 1-3             AXE       CCE/CTZ     5               113
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           55     ARCELIA               GRO   ARCELIA 1               S-1240    CCAP        0        4      116
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           56     CHILAPA               GRO   CHILAPA 1               S-1240    CCAP        0        4      123
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    PUEBLA           57     CHILPANCINGO          GRO   CHILPANCINGO 2          S-1240    CCE         5               124
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           58     HUITZUCO              GRO   HUITZUCO 1              S-1240    CCAP        2               126
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    PUEBLA           59     IGUALA                GRO   INDEPENDENCIA 1         S-1240    CCE         4               127
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           60     IXTAPA/ZIHUATANEJO    GRO   IXTAPA 1                S-1240    CCE         3               128
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           61     OMETEPEC              GRO   OMETEPEC 1              S-1240    CCAP        2               135
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           62     PETATLAN              GRO   PETATLAN 1              AXE       CCAP        0               138
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    PUEBLA           63     TAXCO                 GRO   TAXCO                   S-1240    CCAP        5               142
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           64     TECPAN DE GALEANA     GRO   TECPAN DE GALEANA 1     AXE       CCAP        0               143
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           65     TELOLOAPAN            GRO   TELOLOAPAN 1            S-1240    CCAP        2               145
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           66     TIXTLA                GRO   TIXTLA 1                S-1240    CCAP        1        4      147
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      PUEBLA           67     TLAPA DE COMONFORT    GRO   TLAPA DE COMONFORT 1    S-1240    CCAP        0               149
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    PUEBLA           68     ACTOPAN               HGO   ACTOPAN 1               AXE       CCAP        3               114
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    PUEBLA           69     CIUDAD SARAGUN        HGO   CIUDAD SARAGUN 1        S-1240    CCAP        5               119
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    PUEBLA           70     PACHUCA               HGO   REVOLUCION 3            AXE       CCE         5               137
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    PUEBLA           71     TIZAYUCA              HGO   TIZAYUCA 1              S-1240    CCAP        5               148
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    PUEBLA           72     TULA                  HGO   TULA 1                  AXE       CCE         3               151
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    PUEBLA           73     TULANCINGO            HGO   TULANCINGO 2            AXE       CCE/CTZ     0               152
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    GUADALAJARA      74     AUTLAN                JAL   AUTLAN 2                S-1240    CCE         5        2       15
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
40    GUADALAJARA      75     CIUDAD GUZMAN         JAL   TOSCANO ZONAL           AXE       CCE         5                16
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
      GUADALAJARA      76     ENCARNACION DE DIAZ   JAL   ENCARNACION DE DIAZ 1   S-1240    CCAP        0                18
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
60    GUADALAJARA      77     GUADALAJARA           JAL   LAS FUENTES 4 (TANDEM)  AXE       CCE/CTU     5                20
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------
50    GUADALAJARA      78     LA BARCA              JAL   LA BARCA 3              S-1240    CCAP        3                24
----- -------------- -------- --------------------- ----- ----------------------- --------- -------- ------- -------- ------ -------


                                 EXHIBIT 18.2.B



                       POINTS OF SIGNPOSTING TRANSFERENCE



      ----------------- ---------- ---------------------------- ---------- ---------------------------------- --------- ------------
                                                                                                      POSSIBLE
                      LOCAL                                                                           QUANTITY
        DIVISIONAL     INT.                                                                              OF
  tap   DIRECTION     CITY       URBAN NET           STATE      NOO's NAME            TEC.   HIERARCHY  SPACE  NOTES ONCEC VERIF.
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    GUADALAJARA       79   LAGOS DE MORENO          JAL  LAGOS DE MORENO 1         S-1240    CCE       5           25
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    GUADALAJARA       80   OCOTLAN                  JAL  OCOTLAN 2                 S-1240    CCE       5           27
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    GUADALAJARA       81   PUERTO VALLARTA          JAL  PUERTO VALLARTA 2         AXE       CCE       5      11   28
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    GUADALAJARA       82   TALA                     JAL  TALA 1                    S-1240    CCAP      0           31
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    GUADALAJARA       83   TEPATITLAN               JAL  TEPATITLAN 2              AXE       CCE       5           34
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       84   TEQUILA                  JAL  TEQUILA 1                 AXE       CCE       0           36
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      METRO ORIENTE     85   AMECAMECA                MEX  AMECAMECA 1               RSS       CCAP                  83
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    METRO ORIENTE     86   ATLACOMULCO              MEX  ATLACOMULCO 2             AXE       CCE       4           84
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      METRO ORIENTE     87   CHALCO                   MEX  CHALCO 2                  AXE       CCE       6      2    85
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    METRO ORIENTE     88   IXTAPAN DE LA SAL        MEX  IXTAPAN DE LA SAL 1       AXE       CCAP      0           86
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    METRO ORIENTE     89   LERMA                    MEX  LERMA 3                   AXE       CCE       2      1    87
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    METRO ORIENTE     90   SANTIAGO TIANGUISTENCO   MEX  SANTIAGO TIANGUISTENCEO 2 AXE       CCAP      6           88
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    METRO ORIENTE     91   TENANCINGO               MEX  TENANCINGO 2              AXE       CCE       0           89
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    METRO ORIENTE     92   TEXCOCO                  MEX  TEXCOCO 2                 AXE       CCE      12      2    90
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    METRO ORIENTE     93   TOLUCA                   MEX  TOLUCA 2-4                AXE     CCE/CT2     2      1    91
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    METRO ORIENTE     94   VALLE DE BRAVO           MEX  VALLE DE BRAVO 1          AXE       CCE       0           92
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETARO         95   APATZINGAN              MICH  APATZINGAN 1              S-1240    CCE       5     3, 7  157
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    QUERETARO         96   CIUDAD HIDALGO          MICH  CIUDAD HIDALGO 1          S-1240    CCE       3     2, 6  159
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETARO         97   CIUDAD LAZARO CARDENAS  MICH  CIUDAD LAZARO CARDENAS 2  AXE       CCE       5     2, 6  160
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            98   HUETAMO                 MICH  HUETAMO 1                 S-1240    CCAP      2           125
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETANO         99   LA PIEDAD               MICH  CABADAS 1                 S-1240    CCE       5     3, 7  164
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    QUERETANO         100  LOS REYES               MICH  LOS REYES 1               S-1240    CCAP      5     2, 5  166
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    QUERETANO         101  MORELIA                 MICH  MORELIA 1                 AXE     CCE/CTZ     5     2, 6  168
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    QUERETANO         102  PATZCUARO               MICH  PATZCUARO 1               S-1240    CCAP      5     2, 6  170
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      QUERETANO         103  PURUANDIRO              MICH  PURUANDIRO 1              S-1240    CCAP      5     2, 6  172
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETANO         104  SAHUAYO                 MICH  SAHUAYO 1                 S-1240    CCE       5    14, 6  175
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETANO         105  URUAPAN                 MICH  URUAPAN 2                 AXE     CCE/CTZ     5     2, 6  183
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      QUERETANO         106  YURECUARO               MICH  YURECUARO 1               S-1240    CCAP      5     2, 6  184
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    QUERETANO         107  ZACAPU                  MICH  ZACAPU 1                  AXE       CCE       5     8, 9  185
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    QUERETANO         108  ZAMORA                  MICH  ZAMORA 1                  AXE       CCE       5     2, 6  186
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      QUERETANO         109  ZINAPECUARO             MICH  ZINAPECUARO 1             S-1240    CCAP      2     3, 7  187
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETANO         110  ZITACUARO               MICH  ZITACUARO 1               S-1240    CCAP      5     2, 6  188
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            111  CUAUTLA                  MOR  ARTILLERO 1               S-1240    CCE       3           121
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            112  CUERNAVACA               MOR  ZAPATA 2-3                AXE       CCE       3           122
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    PUEBLA            113  JOJUTLA                  MOR  JOJUTLA 1                 S-1240    CCE       3           131
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            114  OAXTEPEC                 MOR  OAXTEPEC 1                AXE       CCE       3           134
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       115  ACAPONETA                NAY  ACAPONETA 2               S-1240    CCAP      0           13
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       116  IXTLAN DEL RIO           NAY  IXTLAN DEL RIO 2          AXE       CCAP      0           21
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    GUADALAJARA       117  SANTIAGO IXCUINTLA       NAY  SANTIAGO IXCUINTLA 2      S-1240    CCE       0           30
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       118  TECUALA                  NAY  TECUALA 2                 S-1240    CCAP      0           33
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    GUADALAJARA       119  TEPIC                    NAY  CULTURA 2                 S-1240    CCE       5      11   35
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    MONTERREY         120  CADEREYTA                NL   CADEREYTA                 5ESS      CCAP      3      2    94
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MONTERREY         121  CHINA                    NL   CHINA                     S-1240    CCAP      2      3    98
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    MONTERREY         122  LINARES                  NL   LINARES 2                 S-1240    CCAP      3      2    99
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    MONTERREY         123  MOREMORELOS              NL   MONTEMORELOS              S-1240    CCAP      3      2    103
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         124  MONTERREY                NL   ANAHUAC AXE               AXE     CCE/CTU     3    13, 17 104
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MONTERREY         124  MONTERREY                NL   MITRAS                    AXE       CCE              17   104
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MERIDA            125  BAHIA DE HUATULCO        OAX  BAHIA DE HUATULCO 1       AXE       CCAP      0      15   61
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    MERIDA            126  JUCHITAN                 OAX  JUCHITAN 2                AXE       CCE       2           70
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MERIDA            127  OAXACA                   OAX  OAXACA 1, 2               AXE       CCE       0      1    73
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    PUEBLA            128  TUXTEPEC                 OAX  TUXTEPEC 1                AXE       CCE       2           154
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            129  ATLIXCO                  PUE  ATLIXCO 1                 AXE       CCE       5           117
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            130  IZUCAR DE MATAMOROS      PUE  IZUCAR DE MATAMOROS 1     AXE       CCAP      5           129
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            131  PUEBLA                   PUE  LA PAZ 2, 3, 4            AXE       CCE       5           140
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            132  TEHUACAN                 PUE  INDEPENDENCIA 1           AXE       CCE       2           144
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            133  TEZIUTLAN                PUE  MINA 1                    AXE       CCE       2           146
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    QUERETARO         134  QUERETARO                QRO  OBRERA 1                  S-1240    CCE       5     3, 7  173
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETARO         135  SAN JUAN DEL RIO         QRO  SAN JUAN DEL RIO 2        S-1240    CCE       5     3, 7  178
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MERIDA            136  CANCUN                  QROO  KUKULCAN 1, 2             AXE       CCE       0      1    63
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    MERIDA            137  COZUMEL                 QROO  COZUMEL 1                 AXE       CCAP      0      15   67
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    MERIDA            138  CHETUMAL                QROO  CHETUMAL 1                S-1240    CCAP      2           68
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETARO         139  CIUDAD VALLES            SLP  CIUDAD VALLES 2           AXE       CCE       5     y 2,  161
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    QUERETARO         140  MATEHUALA                SLP  MATEHUALA 2               S-1240    CCAP      5     2,6   167
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    QUERETARO         141  RIO VERDE                SLP  RIO VERDE 2               S-1240    CCAP      3     3, 7  174
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    QUERETARO         142  SAN LUIS POTOSI          SLP  COLONIAS 3                S-1240    CCE       5     3, 7  180
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    HERMOSILLO        143  CULIACAN                 SIN  EMILIANO 2                AXE       CCE       5           43
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        144  GUAMUCHIL                SIN  GUAMUCHIL 2               S-1240    CCAP      5           44
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    HERMOSILLO        145  GUASAVE                  SIN  GUASAVE 2                 S-1240    CCE       5           45
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    HERMOSILLO        146  LOS MOCHIS               SIN  LOS MOCHIS 6              AXE       CCE       5           50
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    HERMOSILLO        147  MAZATLAN                 SIN  REPUBLICA 3               AXE       CCE       5           52
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        148  AGUA PRIETA              SON  AGUA PRIETA 2             S-1240    CCAP      5           38
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        149  CABORCA                  SON  CABORCA 2                 S-1240    CCAP      5           39
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        150  CANANEA                  SON  CANANEA 2                 AXE       CCAP      5           40
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    HERMOSILLO        151  CIUDAD OBREGON           SON  CIUDAD OBREGON 7          AXE     CCE/CTZ     5           42
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    HERMOSILLO        152  GUAYMAS                  SON  GUAYMAS 2                 S-1240    CCE       5           46
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    HERMOSILLO        153  HERMOSILLO               SON  GARMENDIA 4               AXE       CCE                   47
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        154  HUATASAMPO               SON  HUATASAMPO 2              S-1240    CCAP      5           48
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        155  MAGDALENA                SON  MAGDALENA 2               S-1240    CCAP      5           51
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      HERMOSILLO        156  NACOZARI                 SON  NACOZARI 2                AXE       CCAP      5           53
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    HERMOSILLO        157  NAVOJOA                  SON  NAVOJOA 2                 S-1240    CCE       5           54
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    HERMOSILLO        158  NOGALES                  SON  CORTINEZ 1                AXE       CCE       5           55
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    HERMOSILLO        159  PUERTO PENASCO           SON  PUERTO PENASCO 2          S-1240    CCAP      5           56
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    TELNOR            160  SAN LUIS RIO COLORADO    SON  CENTRO                    AXE       CCE       5      7    192
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      HERMOSILLO        161  SANTA ANA                SON  SANTA ANA 2               S-1240    CCAP      5           58
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      HERMOSILLO        162  URES                     SON  URES 2                    AXE       CCAP      5           60
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MERIDA            163  HUIMANGUILLO             TAB  HUIMANGUILLO 1            AXE       CCAP      0      15   69
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MERIDA            164  VILLAHERMOSA             TAB  VILLAHERMOSA 2            AXE       CCE       5           81
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         165  CIUDAD MANTE            TAMPS CIUDAD MANTE              S-1240    CCAP                  96
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         166  CIUDAD VICTORIA         TAMPS ANAYA                     S-1240    CCE                   97
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MONTERREY         167  MANUEL                  TAMPS MANUEL                    AXE       CCAP      3           100
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         168  MATAMOROS               TAMPS MATAMOROS                 AXE       CCE       3           101
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         169  NUEVO LAREDO            TAMPS COAHUILA                  S-1240    CCE       2           105
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         170  REYNOSA                 TAMPS ROHDE                     AXE       CCE       3           108
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MONTERREY         171  SAN FERNANDO            TAMPS SAN FERNANDO              AXE       CCAP      0           111
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MONTERREY         172  TAMPICO                 TAMPS CD. MADERO                AXE       CCE       3           112
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    MONTERREY         173  APIZACO                 TLAX  APIZACO 2                 S-1240    CCAP      0           115
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            174  TLAXCALA                TLAX  SANTA ANA CHIAUTEMPAN 1   AXE       CCE       2           150
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            175  ZACATELCO               TLAX  ZACATELCO 1               AXE       CCAP      0           156
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            176  CATEMACO                 VER  CATEMACO 1                AXE       CCAP      0      4    118
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MERIDA            177  COATZACOALCOS            VER  PETROLERA 1               AXE       CCE       3           66
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            178  CORDOBA                  VER  CORDOBA 2                 AXE     CCE/CTZ     3           120
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            179  JALAPA                   VER  MAERICAS 2-3              AXE       CCE       3           130
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            180  LERDO DE TEJADA          VER  LERDO DE TEJADA 1         AXE       CCAP      0           132
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    PUEBLA            181  MARTINEX DE LA TORRE     VER  MARTINEX DE LA TORRE 1    S-1240    CCAP      2           133
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    MERIDA            182  MINATITLAN               VER  MINATITLAN 2              AXE       CCE       0      15   72
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            183  ORIZABA                  VER  ORIZABA 2                 AXE       CCE       2           136
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            184  POZA RICA                VER  POZA RICA 2               S-1240    CCE       5           139
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      PUEBLA            185  SAN ANDRES TUXTLA        VER  SAN ANDRES TUXTLA 1       S-1240    CCAP      5           141
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
40    PUEBLA            186  TUXPAN                   VER  TUXPAN 2                  S-1240    CCAP      5           153
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    PUEBLA            187  VERACRUZ                 VER  MOCAMBO 1-2               AXE       CCE       5           155
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    MERIDA            188  MERIDA                   YUC  YAXKIN 1                  AXE       CCE       3           71
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MERIDA            189  TICUL                    YUC  TICUL 1                   AXE       CCAP      0      15   77
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      MERIDA            190  TIZIMIN                  YUC  TIZIMIN 1                 AXE       CCAP      0      15   78
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    GUADALAJARA       191  FRESNILLO                ZAC  FRESNILLO 2, 3            5E55      CCE       5      2    19
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       192  JALPA                    ZAC  JALPA 1                   AXE       CCAP      5           22
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
50    GUADALAJARA       193  FEREZ DE GARCIA SALINAS  ZAC  FEREZ DE GARCIA SALINAS   S-1240    CCAP      5      2    23
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
      GUADALAJARA       194  RIO GRANDE               ZAC  RIO GRANDE 2              S-1240    CCAP      5    2, 12  29
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------
60    GUADALAJARA       195  ZACATECAS                ZAC  PLATA (GUADALUPE 1)       AXE       CCE       5      11   37
      -------------- ------- ----------------------- ----- ------------------------- ------- -------- ------- ------ ----- ------




                                 EXHIBIT 18.2.C



                                      PDIC

TELEFONOS DE MEXICO S.A. DE C.V.
TECNIQUE AND LONG DISTANCE DIRECTION
ENGINERING AND PLANT EXPLOTATION SUBDIRECTION



URBAN NETWORKS WHERE TELMEX COULD ESTABLISH TWO PDC'S OF LOCAL INTERCONNECTION


         URBAN NETWORK     STATE

         1. MEXICO CITY     DF
         2 GUADALAJARA      JAL
         3 MONTERRE         NL
         4 PUEBLA           PUE
         5 TIJUANA          BCN
         6 ACAPULCO         GRO
         7 MERIDA           YUC
         8 CIUDAD JUAREZ    CHIH
         9 CUERNAVACA       MOR
         10 CHIHUAHUA       CHIH
         11 MEXICALI        BCN
         12 QUERETARO       QRO
         13 TAMPICO         TAMPS
         14 TOLUCA          MEX
         15 TORREON         COAH
         16 AGUASCALIENTES  AGS
         17 CULIACAN        SIN
         18 LEON            GTO
         19 SAN LUIS POTOSI SLP
         20 VERACRUZ        VER


NOTE 1: IN TE REST OF THE 195 CITIES OF LOCAL INTERCONNECTION, TELMEX WOULD DEFINE JUST ONE PDIC.

NOTE 2: IN MEXICO CITY TELMEX WILL ESTABLISH 3 PAIRS OF LOCAL INTERCONNECTIONS; THE CONTRACTOR COULD CHOOSE ONE PAIR TO INTERCONNET WITH TELMEX.

                                  Exhibit 18.3


                        ACCESS AND INSTALATION CALENDAR

                             INTERCONNECTION POINTS

------------------------------------------------------------------------------------------------------------
                                                         INTERCONNECTION POINTS
           CITY
-----------------------------------------------------------------------------------------------------------
                            TELEFONOS DE MEXICO, S.A. DE C.V.        TELEFONIA INALAMBRICA DEL NORTE S.A.
                                                                     DE C.V.
-----------------------------------------------------------------------------------------------------------
                            CTU MITRAS                               AXTEL
MONTERREY, N.L.             SIMON BOLIVAR No. 820                    PADRE MIER No. 1062
                            COL. MITRAS SUR                          COL. CENTRO
                            64020 MONTERREY, N.L.                    64000 MONTERREY, N.L.
-----------------------------------------------------------------------------------------------------------


                                  Exhibit 18.4



                              SERVICE APLICCATIONS
                                    FORMATS

--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location




--------------------------------------------------------------------------------
General information              Extreme A                     Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
General information              Extreme A                  Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
General Information             Extreme A                     Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code

                                  EXHIBIT 18.5





                              FORM TO FORECAST THE
                         DEMAND OF LOCAL INTERCONNECTION
                                    SERVICES

                      TECHNICAL AND LONG DISTANCE DIRECTION
               ENGINEERING AND PLANT EXPLOITATION UNDER DIRECTION
--------------------------------------------------------------------------------











                    INSTRUCTIONS FOR COMPLETION OF THE FORMS
                 TO FORECAST LOCAL INTERCONNECTION REQUIREMENTS
                          AND FORECAST LINES IN SERVICE












                                                           REF: TMX/I/IC/98/0001
                                                           REV:                A
                                                           DATE:        98.08.17

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:                 2/2
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------



                  TABLE OF CONTENTS                                     PAGE

0. INTRODUCTION                                                          0.1
1. PURPOSE                                                               1.1
2. FORM TO FORECAST INTERCONNECTION SERVICE
   REQUIREMENTS
3. FORM TO FORECAST LINES IN SERVICE                                     3.1
4. PROCEDURE FOR DELIVERY OF INFORMATION                                 4.1

EXHIBIT 1         FORM TO FORECAST INTERCONNECTION
                  SERVICE REQUIREMENTS

EXHIBIT 2         FORM TO FORECAST LINES IN SERVICE

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:               0.1/1
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


0. INTRODUCTION

This document contains instructions for a Local Operator to fill-in all boxes of the Form to Forecast Interconnection Service Requirements, for its delivery to Telmex on the date set forth in the Master Interconnection Agreement.

It should be mentioned that all requirement forecasts must cover a three-year period. The information for the first two years shall be itemized on a semiannual basis, whilst the information for the third year shall be for the whole year.

The operator shall take into consideration all interconnection services provided by Telmex, to wit:

     o Ports and Co-Location. In case ports and Co-Location are requested by the Operator, Telmex shall provide such ports and space within its facilities for the Operator to install all transmission equipment that may be needed for the interconnection. In this case, the operator shall provide all Links from its Co-Location to the site where its equipment is located.

     o Ports and Links (national and/or local). In case ports and links are requested by the Operator, it will not be necessary to request co-location, due to the fact that Telmex shall provide all ports and links (local and/or national) requested by the Operator.

The second part of the document consists of the form to forecast the lines in service the operator shall have in each city to be served by it.

The Local Operator shall provide Telmex, on a monthly basis, a three-year Forecast of Lines in Service, per city and per center.

This information shall be used by Telmex to determine the amount of ports and links needed to terminate both the local and the long distance traffic at the Local Operator's network.

TELEFONOS DE MEXICO S.A. DE C.V.                       INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                  Page:               1.1/1
                                                       Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO     Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND        Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


1. PURPOSE

The purpose of this document is to serve as an understandable and concise guideline for all Local Operators that will interconnect to Telmex, so that they may properly complete the forms to Forecast Interconnection Service Requirements and Forecast Lines in Service, for provision of such forecasts to Telmex on the dates set forth in the Master Interconnection Agreement.

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:               2.1/3
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


2. FORM TO FORECAST INTERCONNECTION SERVICE REQUIREMENTS

Table 1 below shows a fraction of the Form to Forecast Local Interconnection Service Requirements. The whole form is depicted in Annex 1 hereto.

This form consists of three sections. All data related to Telmex are entered in the first section. Such data are PDIC (digital center where the interconnection shall be provided) and the city where the PDIC is located.

The second section is for data on the Local Operator, such as: city where the interconnection will be made, name of the operator's digital center, and address of the center.

Operator: __________________________  Delivery date: ___________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Table 1. Form to Forecast Requirements


Below is a description of each box of the form to forecast, along with instructions as to how to fill in the boxes.

o    OPERATOR:

Name of the Local Operator that submits its requirement forecast to Telmex.

o    DELIVERY DATE:

Official date of delivery of the Interconnection Service Requirements forecast to Telmex by the Local Operator.

o    TELMEX:

This space is reserved to enter information on Telmex.

o    CITY:

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:               2.1/3
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------

City where the Local Operator wishes the interconnection to be made.

o    PDIC:

Name of Telmex's PDIC (Switched Interconnection Point). PDIC is a Digital Center with Interconnection capacity.

o    LOCAL CONCESSIONAIRE:

This space is reserved to enter information on the Local Operator.

o    CITY:

City where the Local Operator's switching equipment is located, or where the exchange of traffic between Telmex and the Operator shall be made.

The name of the city may be the same for Telmex and the Local Concessionaire, if the requested links are of local nature, i.e., if they are within the same city.

If the requested links are of National scope (long distance), the names of the two cities are different.

o    CENTER:

Name of the center or switching equipment of the Local Operator in question.

o    ADDRESS:

Address of the location where the Local Operator's switching equipment is located.

o    REQUIREMENTS:

This section consists of a group of columns where all interconnection service requirements must be entered.

o    APPLICATION:

One of the two letters below must be entered in this box:

         I : If the requested services are Interconnection services.

TELEFONOS DE MEXICO S.A. DE C.V.                     INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                Page:               2.1/3
                                                     Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO   Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND      Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------

         S: If the requested services are Signaling services.

o    PORTS:

Number of requested Ports. This is a numeric field.

o    COUB:

"1" is entered in this box if the Operator wishes co-location; otherwise, this box is left blank.

When interconnection at a PDIC is requested for the first time, the Local Operator must indicate whether co-location is desired or not. In case of growth, it is unnecessary to indicate whether co-location is desired or not; only the number of required ports and/or links must be entered.

o    E1 LOC.

Number of Local Links or Local EI's requested by the local concessionaire.

Local Link means the link or transmission medium (E1's) from Telmex's PDIC to the Local Operator Presence Point or Local Operator Equipment, provided such equipment is in the same city than Telmex's PDIC.

o    E1 NAL.

Number of National Links or National E1's requested by the Local Operator.

National Link means the link or transmission medium (E1's) from Telmex's PDIC to the Local Operator Presence Point or Local Operator Equipment, provided such equipment is in a city other than the city where Telmex's PDIC is located.

o    DATE:

Date on which the Local Operator wishes that all requested ports, links or co-locations be in service.

All dates must be grouped per semester for the first two years, and on a yearly basis for the third year.

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:               3.1/2
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


3. FORM TO FORECAST LINES IN SERVICE

The table below shows a portion of the Form for Lines in Service to be submitted by the Local Operator. The whole form is depicted in Annex 2 hereto.

Operator: __________________________  Delivery date: ___________________________



--------------------------------------------------------------------------------------------------------------------
City         Op Center     Res.    Com.   Total   Res.   Com.   Total   Res.    Com.   Total   Res.   Com.   Total
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


                   Table 2. Form to Forecast Lines in Service


Following is a description of each box of the form, and of the type of information to be entered therein.

o    OPERATOR:

Name of Local Operator that submits its forecast on lines in service to Telmex, per city and digital center, on a monthly basis.

o    DATE OF DELIVERY:

Official date of delivery to Telmex of the Local Operator's forecast of Interconnection Service requirements.

o    City:

Name of city where the Local Operator's switching equipment is located, or where the local telephone service is provided.

o    Central Op.

Name of the Local Operator's center where the interconnection to Telmex is made.

o    Lines

This field consists of two boxes, and must be completed according to the type of lines in service.

TELEFONOS DE MEXICO S.A. DE C.V.                      INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                 Page:               2.1/3
                                                      Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO    Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND       Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------

o    Res.

Number of residential lines foreseen to be in service in a specific city in the month in question.

o    Com.

Number of commercial lines foreseen to be in service in a specific city in the month in question.

o    Total

The data entered in this box is automatically calculated and consists of the addition of all commercial and residential lines.

If the data on types of lines are not available, enter total number of lines.

TELEFONOS DE MEXICO S.A. DE C.V.                     INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                Page:               4.1/1
                                                     Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO   Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND      Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


4. PROCEDURE FOR DELIVERY OF INFORMATION

The procedure below shall be followed for delivery of information by Local
Operators:

1. TELMEX shall, through an account executive, provide to each Local Operator a 3 1/2" disk containing a Microsoft 98 Excel file including both the Forecast of Requirements and the Forecast of Lines in Service.

2. The Local Operator must enter all requested information in the forms, according to the instructions for completion that will be included in the disk. In case of any interpretation question, the Operator must contact its Account Executive, which shall be the only contact person between the two companies.

3. The Local Operator shall deliver the disk complete with all information on its forecasts, on the date set forth in the Master Interconnection Agreement.

4. Telmex shall analyze all information provided, so as to ensure that the information is understandable and complete.

TELEFONOS DE MEXICO S.A. DE C.V.                       INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                  Page:             ANNEX 1
                                                       Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO     Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND        Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------








                                    EXHIBIT 1

TELEFONOS DE MEXICO S.A. DE C.V.                     INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION                Page:             ANNEX 1
                                                     Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO   Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND      Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------


              FORM TO FORECAST INTERCONNECTION SERVICE REQUIREMENTS

Operator: __________________________  Delivery date: ___________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TELEFONOS DE MEXICO S.A. DE C.V.                    INSTRUCTIONS
TECHNICAL AND LONG DISTANCE DIRECTION               Page:             ANNEX 2
                                                    Ref:     TMX/I/IC/98/0001
TITLE: INSTRUCTIONS FOR COMPLETION OF THE FORMS TO  Date:            98.08.17
FORECAST LOCAL INTERCONNECTION REQUIREMENTS AND     Rev:                    A
FORECAST SERVICES IN LINE
--------------------------------------------------------------------------------









                                     ANNEX 2

                        FORM TO FORECAST LINES IN SERVICE

Operator: __________________________  Delivery date: ___________________________


-------------------------------------------------------------------------------------------------------------------------
     City         Op Center     Res.    Com.   Total   Res.   Com.   Total   Res.    Com.   Total   Res.   Com.   Total
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


                                  EXHIBIT 18.6







                              TECHNICAL AGREEMENTS.

                                 INTERCONNECTION


                                   LOCAL-LOCAL

                                    TECHNICAL

                                    AGREEMENT

















                                 Date: 03/02/99

                                 INTERCONNECTION

                              LOCAL - LONG DISTANCE


                                    TECHNICAL


                                    AGREEMENT

                          INTERCONNECTION LOCAL - LOCAL

                              AGREEMENT N(degree).1


TOPIC:   1. Signaling

SECTION: 1.1. Domestic signaling point codes


AGREEMENTS REACHED:


--------------------------------------------------------------------------------
1. The administrator of the Domestic and International Signaling Point Codes
(CSPN) and (CSP) is the COFETEL (branch of the SCT), which will be in charge of assigning them to the Public Telecommunication Network Concessionaires. In force majure cases, which impede the operation of a Concessionaire's network, or for any other justified reason, the COFETEL will have the obligation and power to find a solution jointly with all the Telecommunications concessionaires.
--------------------------------------------------------------------------------
2. We acknowledge the right of Public Telecommunication Network Concessionaires in Mexico, to have Domestic Signaling Point Codes.
--------------------------------------------------------------------------------
3. The length of the Code to be used shall remain to be 14 bits.
--------------------------------------------------------------------------------
4. TELMEX shall continue using 2048 codes of group 001, being available to the SCT the remaining groups for its immediate assignment.
--------------------------------------------------------------------------------
5. The Codes shall be assigned in blocks of 8 or 128 continuous Codes for Concessionaires.
--------------------------------------------------------------------------------
6. The structure of 128 blocks shall be:

   7 bits Concessionaire ID / 7 bits assigned Codes



--------------------------------------------------------------------------------
The structure for codes already assigned to TELMEX / TELNOR is:



3 bits / 11 bits assigned Codes

--------------------------------------------------------------------------------
The structure for smaller blocks shall be:



11 bits User ID / 3 bits assigned Codes
--------------------------------------------------------------------------------
The structure for the Codes already assigned to TELINOR is:



7 bits / 7 bits assigned Codes.

--------------------------------------------------------------------------------

                           LOCAL-LOCAL INTERCONNECTION


                                 AGREEMENT No.2

TOPIC:   1. Signaling

SECTION: 1.2. Definition of the Interconnection regulation

AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. All of the Local Concessionaires accept the ISUP signaling under the Official Mexican Regulation NOM 112, as the means for interconnection, under the calendar mentioned in sections (4) and (5).
--------------------------------------------------------------------------------
2. In the 150 cities of LD interconnection ISUP is available in the TELMEX network starting January 1999. In the rest of the cities ISUP will be available starting July 1999.
--------------------------------------------------------------------------------
3. Prior to the interconnection of the Concessionaire's networks, compatibility tests among the networks will be conducted, according to the calendar agreed upon by both parties.
--------------------------------------------------------------------------------
4. The Local Concessionaires will determine the ISUP NOM.112 implementation calendar as an interconnection method.
--------------------------------------------------------------------------------
5. The Cities where interconnection with the LD Concessionaires already exists, the Local Concessionaires will interconnect with ISUP NOM 112 according to the Technical Signaling Plan of the SCT published in the Official Gazette as of June 21, 1996.
--------------------------------------------------------------------------------

                           LOCAL-LOCAL INTERCONNECTION

                                 AGREEMENT No.3

TOPIC    1. Signaling

CLAUSE 1.3 Topology of the signaling network

AGREEMENTS REACHED:


--------------------------------------------------------------------------------
1. TELMEX defines 6 pairs of Regional STP's for the interconnection with Local Concessionaires, for such reason the Local Concessionaires shall connect to the available Binodos of STP's
--------------------------------------------------------------------------------
2. The Signaling interconnection among Local Concessionaires will be done in a cuasi associated mode STP - STP.
--------------------------------------------------------------------------------
3. The involved Local Concessionaires warrant enough capacity in their STP's for the operation of the networks of other Concessionaires, provided that it is done in a cuasi associated mode as stated in paragraph 2 above.
--------------------------------------------------------------------------------
4. The engineering of the links will be done based on 0.4 Erlang in normal operation for each one and in 0.8 Erlang in case of failure.
--------------------------------------------------------------------------------

                           LOCAL-LOCAL INTERCONNECTION

                                 AGREEMENT No.4


TOPIC:   1. Signaling

SECTION: 1.4 Signaling Specifications

AGREEMENTS REACHED:

Information Delivery:

1. The information for the establishment of the ISUP NOM 112 call will be sent in block.



2. During the process of transition to the ISUP NOM 112 signaling protocol, in the signaling alternative TUP - TELMEX, the information for the establishment of the call will be sent in transplanted form, considering it as one sole message.


3. The way to exchange information among Local Concessionaires must be as described in Annex 1 of these technical agreements.

                          LOCAL - LOCAL INTERCONNECTION

                                 AGREEMENT No.5


TOPIC:   1. SIGNALING

SECTION: 1.5 NOM-ISUP tests


AGREEMENTS REACHED:


1. Due to the Feasibility Tests of the ISUP NOM 112 Signaling Protocol process developed by the Commutation Equipment Providers concluded mid 1996, it is necessary that the COFETEL conducts the process to make such Regulation official.


Starting on the date in which the NOM 112 for the ISUP Signaling becomes official, each concessionaire will adequate its network to support the interconnection trough this Protocol, according to the calendar agreed UPON by the Concessionaires.


2. After such adoption occurs each concessionaire will adequate its network to support the interconnection with NOM - ISUP no later than in twelve months.

                          LOCAL - LOCAL INTERCONNECTION

                                 AGREEMENT No.6


TOPIC: 2. Circuitry Supply
SECTION  2.1 Co-location


AGREEMENTS REACHED:
For the cases defined as Co-location in the clauses of the agreement, the preferred technical conditions are those herein below mentioned:

------------------------------------ ------------------------------------------------------------------------
a) Space With physical delimitation.

------------------------------------ ------------------------------------------------------------------------
b)       Site's area:                Area of 9m2  (3X3),  with sheet  rock  delimitation,  being able to use existing walls.
------------------------------------ ------------------------------------------------------------------------
c)       Access:                     7 X 24hrs (See Exhibit 18.2) 18.12

------------------------------------ ------------------------------------------------------------------------
d)       Power outlets               2 double polarized outlets,  voltage supplied by the commercial company
                                     +/- 10% maximum.
------------------------------------ ------------------------------------------------------------------------
e)       DC Power:                   -48 V DC+/-10%, 4 hours minimum of battery backup.

------------------------------------ ------------------------------------------------------------------------
f)       Emergency Power Plant:      As a backup to the facility.

------------------------------------ ------------------------------------------------------------------------
g)       Floor finish                Firm Concrete of 400-kg/m2 ,
                                     without undulations. 3mm of unevenness
                                     covered with vinyl flooring.
------------------------------------ ------------------------------------------------------------------------
h)       Height                      3.0 Mts for the installation of
                                     equipment. The ducts and stairs will be
                                     within this height (2.40 Mts.)
------------------------------------ ------------------------------------------------------------------------
i)       Ground systems              Principal conductor for
                                     grounding 1/0 AWG caliber with derivative
                                     for each local with 6 AWG caliber cable.
------------------------------------ ------------------------------------------------------------------------
j)       Temperature                 Between 10 and 25(degree)C and with a relative humidity of 60%.

------------------------------------ ------------------------------------------------------------------------
k)       Lighting                    General lighting of the room of
                                     300 lux measured in vertical form under the
                                     lamps behind, and in the back part of the
                                     installed equipment.
------------------------------------ ------------------------------------------------------------------------
l)       Iron work and/or Ducts      Supplied by the
                                     owner of the building, to connect the
                                     entrance point to the building with the
                                     designated areas.
------------------------------------ ------------------------------------------------------------------------
m)       Maintenance access          Give previous notice to the control center of the Network.

------------------------------------ ------------------------------------------------------------------------
n)       Security                    (See Exhibit 18.2) 18.12

------------------------------------ ------------------------------------------------------------------------
o)       Equipment Fastening         Fastening to the floor and/or ceiling as agreed upon.
------------------------------------ ------------------------------------------------------------------------
    Feeding Identification of the thermo-magnetic switches assigned to the
    Identification operators in the general dashboard of the CA.
------------------------------------ ------------------------------------------------------------------------


It may be required to determine 2 rooms for Co-location for the different types of traffic, notwithstanding this needs to be reviewed and negotiated with the Local Operators

                          LOCAL - LOCAL INTERCONNECTION

                                 AGREEMENT No.7



TOPIC: 2. Circuitry Supply


SECTION: 2.2 Reception Links and Ports


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. The Local Concessionaires agree to mutually provide themselves with forecasts of their needs of ports and links covering periods of 3 (three) years. The corresponding document will be considered as a network planning document, and therefore the forecasts thereby provided will not be considered as a formal agreement among the Concessionaires.

--------------------------------------------------------------------------------
2. The aforementioned forecast shall be ratified or rectified every 6 months by the Local Concessionaires.

--------------------------------------------------------------------------------
3. Based on the coverage plans of the Concessionaires, the requirements of ports and links shall be requested at least 6 months in advance of the programmed start of operations. The requested services will be delivered at the most in 6 months, time that can be reduced based on availability of infrastructure.

--------------------------------------------------------------------------------
4. The requested links and ports by one of the parties shall continue to be in service at least during the 12 months following the beginning of operations.

--------------------------------------------------------------------------------
5. Once the links and ports are requested, these cannot be canceled or changed from its location prior to the period of time mentioned in paragraph 4 above.

--------------------------------------------------------------------------------
6. For the beginning of operations of the E1 links the procedure described in the flow chart attached hereto will be followed.

     The 15 minutes test(s) will be conducted jointly among the parties.

     The 24-hours screening will be the requesting party's responsibility. In cases when one of the parties has no access to both extremities, the other party will connect the non-available extremity in boucle. The reception of such link will be done after successfully concluding the 24 hours screening. In case there are shared-cost links, the 24 hours test will be both parties responsibility.


1. E1 Port Definition: The logic and physic functionality of the Telephone Mainframe to pass trough incoming and/or outgoing commuted telephone traffic, from and to the Mainframe of a
--------------------------------------------------------------------------------
                                                                  Date: 03/02/99


--------------------------------------------------------------------------------
       Concessionaire's network.

o    Tests for the Reception of Ports and E1's:

1.       Incoming Calls - Maximum of 5 Test calls.
2.       Outgoing Calls - maximum of 5 Test calls.

--------------------------------------------------------------------------------




                                                                  Date: 03/02/99

                      SET UP PROCEDURE TO START OPERATIONS



                               [GRAPHIC OMITTED]

               Chart of the set up procedure to start operations"

                          LOCAL - LOCAL INTERCONNECTION

                                 AGREEMENT No. 8

TOPIC: 3. Operation and Maintenance

SECTION: 3.1 Principles

AGREEMENTS REACHED:

--------------------------------------------------------------------------------
Principles:

1. A circuit shall be deemed to be accepted for its operation, when it has successfully completed the procedure or procedures specified in AGREEMENT N(degree)7.

--------------------------------------------------------------------------------
2. All functions for commuted traffic management will be done on a non-discriminatory basis, without any exception and under all circumstances.

--------------------------------------------------------------------------------
3. For one same category of service, the dedicated links shall be treated on a non-discriminatory basis.

--------------------------------------------------------------------------------
4. It is understood that all the transmission Procedures herein described apply to E1 links, any other requirement shall be subject to parties agreement.

--------------------------------------------------------------------------------








                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                 AGREEMENT No. 9




TOPIC:   3. Operation and Maintenance

SECTION: 3.2 Programmed Maintenance




AGREEMENTS REACHED:


--------------------------------------------------------------------------------
1. "Programmed Maintenance" is defined as any activity previously planned to be performed in a Local Concessionaire's premises which can affect the service of other Local Concessionaire.

--------------------------------------------------------------------------------
2. Every Local Concessionaire shall establish a Sole Point for Operative Contact which shall be responsible of giving notice and coordinating the maintenance.

--------------------------------------------------------------------------------
3. Every Programmed Maintenance shall:

     o    Be notified preferably with 48 hours of anticipation.
     o    Be performed preferably between 0:00 and 6:00 hours.
     o    Notice shall include at least:

          - Name of the person that gives notice and name of the person that receives it.
          -    Beginning date and time.
          -    Estimated duration.
          -    Type of maintenance.
          -    Possible effects in the network of another concessionaire.
          -    Telephone number(s) for coordination.
          - Protective measures in case a contingency occurs during the maintenance activity.

--------------------------------------------------------------------------------




                                                                  Date: 03/02/99

--------------------------------------------------------------------------------
4. The reception of all notices shall be immediately confirmed and in writing which shall include at least:

     -    Name of the person that receives the notice.

     -    Notice's date and time.

     -    Coordination telephone number(s).

     -    Number or codes of receipt.

--------------------------------------------------------------------------------












                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 10







TOPIC: 3. Operation and Maintenance

SECTION: 3.3 Liability Delimitation


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. The preferred interconnections among operators, when Co-location exists, will be done in a BDTD (Digital Trunk Distributor Frame). The BDTD's will be divided and clearly identified in a "host's" side and "visitor's" side. Stating in every case the operator's name.

The BDTD will be provided by the visitor and installed in its designated space, with standardized connectors according to NMX-T-001-1996NYCE, when such is officially published by the corresponding authorities.

Both sides will be electrically connected trough coaxial cable "bridges" which will be provided by the visitor.

The maintenance responsibility on behalf of the host, is limited to the host's side of the BDTD.


--------------------------------------------------------------------------------
2. Demarcation Point: The limit that corresponds to the female standardized connector of the host side of the BDTD (included).

--------------------------------------------------------------------------------
3. If another option for interconnection exists, such option shall be previously agreed upon by the parties clearly stating the liabilities and limitations.

--------------------------------------------------------------------------------






                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION


                                AGREEMENT No. 11


TOPIC: 3. Operation and Maintenance
SECTION: 3.4. Corrective Maintenance

AGREEMENTS REACHED:


--------------------------------------------------------------------------------
1. "Corrective Maintenance" is defined as the group of activities performed since the parameters of operation are noticed to be below the agreed thresholds and until such situation is corrected.

--------------------------------------------------------------------------------
2. Notice and receipt of failure reports.
     Each Concessionaire will have to establish a sole contact point for notification and reception of failure reports with availability 24 hours a day 7 days a week.

--------------------------------------------------------------------------------
3. Every failure report shall include at least:

     - Name of the person that is giving notice and of the person that receives it.
     -    Day and time of the report.
     -    Day and time of the failure.
     -    Type of failure, with all the necessary data for its location.
     -    Affected service.
     -    Coordination telephone number(s)

--------------------------------------------------------------------------------
4. The responsibilities of this contact point will be: Receive the claim report of any telecommunications concessionaire. Coordinate with its own maintenance areas the location and repair of failures.
    Coordinate joint activities among the concessionaires in order to minimize the impact of failures in the networks. Activating the emergency procedures previously agreed, as applicable.
    Give notice to the Concessionaires on problems or circumstances that affect the service, initiate corrective actions and provide reports on the corresponding advance status.
    Coordinate the verification and required tests, with the Concessionaires, to ensure that the failure has been repaired.
    Coordinate with the other Concessionaires the revision of the Maintenance procedures for their optimization.
--------------------------------------------------------------------------------




                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION


                                AGREEMENT No. 12


TOPIC: 3. Operation and Maintenance

SECTION: 3.4. Goal of Maintenance

AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1.    Definitions
1.1   E1 circuitry Availability for Local Interconnection.
      Availability is defined as the quotient that results from the difference between the Time with Failure and the Total Time, divided by the Total Time, expressed as a percentage:

                           (1- Time with Failure) 100%
                                   Total Time

1.2 Time with Failure

Time with Failure is defined as the period of time from the moment in which one of the concessionaires gives notice to the other that an alarm has been detected in the facilities, and the moment in which the agreed service is restored and the facilities operate again without failure.

The Time with Failure does not include, as the case may be, such period of time in which one of the concessionaires does not permit access to the other for the required maintenance to the sites where the equipment has been installed to render the agreed service, when one of the concessionaires approves the discontinuance of the service or in cases where the failure is attributable to one of the concessionaires.

1.3 Failure Conditions.

A Failure Condition starts when the operating parameters are out of the agreed ranges, according to the G.821 and M.2100 recommendations of the UIT-T.

The Failure Conditions are:

     - Loss of signal for a period of time of more than 10 seconds (G.821 Recommendation).
     - 120 erroneous seconds or 15 severely erroneous seconds during a 15 minutes period of time (M.2100 Recommendation).

The Failure Condition ends when the signal is recouped or when a period of 15 minutes occurs with zero erroneous seconds and zero severely erroneous seconds.

--------------------------------------------------------------------------------
2.       Minimal Requirements for Trust
2.1 An E1 local interconnection link shall guaranty less than 8 hours per trimester with failure, it is said, 99.6% of annual availability.
2.2 An E1 interconnection port shall guarantee less than 10 hours per year with failure, it is said, 99.9% of annual availability.
--------------------------------------------------------------------------------

                                                                  Date: 03/02/99

--------------------------------------------------------------------------------
2.3 These parameters shall be revised on a semi-annual basis starting from the signature of this agreement.

--------------------------------------------------------------------------------








                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 13


TOPIC: 3. Operation and Maintenance

SECTION: 3.6 Synchronization


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. Each Operator is responsible of the synchronization of its own network.

--------------------------------------------------------------------------------
2. The networks of the various local operators shall interconnect in Plesiocrona form fed by means of Estrato 1 clocks, according to G.811 Recommendation of the UIT-T.

--------------------------------------------------------------------------------
3. The synchrony for the interconnection among level E1 networks that will operate in Mexico shall fulfill Recommendations G.703, G.822 and G.823 in the interconnection points and with Recommendation G.812 for the clocks of the interconnection mainframes for the eventuality of loss in reference to Estrato 1

--------------------------------------------------------------------------------

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 14


TOPIC: 3. Operation and Maintenance

SECTION: 3.7 Failure Report


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. Opening of failure report.
   The Concessionaire that reports a failure shall at least include the following information:

     o    Name of the Concessionaire
     o    Name of the person that reports the failure and telephone number.
     o    Number of the contact and telephone number (optional).
     o    Circuit identifier from its PDIC A and to its PDIC B.
     o    Complete detail of the Type of failure.

      The Concessionaire that receives the report shall deliver receipt, with the date, time and name of the person taking the report.
--------------------------------------------------------------------------------
2. Closing the failure report.
      Once the Concessionaire that received the report corrects the failure, a joint test will be conducted with the Concessionaire that reported the failure to verify its correction and close the report, including the following information to the initial report:

     o    Date and time of closing.
     o    Description of the failure.
     o    Corrections performed.
     o    Name of the person that reports the repair.
     o    Name of the person that accepts the closing of failure
     o Confirmation code provided by the Concessionaire that received the report.

--------------------------------------------------------------------------------
3. Stepping process.
      Both concessionaires shall provide an updated list of the contact points for the stepping process for failure reports.
--------------------------------------------------------------------------------




                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 15


TOPIC: 3. Operation and Maintenance

SECTION: 3.8 Traffic Cases


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. It will be the Concessionaires' responsibility to reach agreements for the management of local traffic associated to the termination of other Concessionaires' overflow calls.

--------------------------------------------------------------------------------
2. The receiving Concessionaire of a call is entitled to request to the Concessionaire that originates the call, two alternative routes to liberate local traffic associated to termination of calls, for the case of failure or blocking. This would be, as the case may be, a reason for a complementary agreement.

--------------------------------------------------------------------------------
3. The liberated traffic will be billed with a special liquidation tariff, if applicable, due to the fact that it will be transported to a node different to the one previously agreed upon by the Concessionaires.

--------------------------------------------------------------------------------



                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION


                                AGREEMENT No. 16


TOPIC:            3. Operation and Maintenance

SECTION: 3.9 Interconnection


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. Both Concessionaires agree to establish mechanisms to prevent and avoid, jointly and in a coordinated fashion, the occurrence of By-pass. Furthermore, they will inform the COFETEL and other local Concessionaires about the progress and results reached in such efforts.

--------------------------------------------------------------------------------
2. Both Concessionaires agree to establish a data base containing the information of clients and organizations that ordinarily conduct any kind of By Pass or try to do so. They will invite the other local concessionaires to participate in a coordinated fashion in these efforts and to use and update such data base.

--------------------------------------------------------------------------------
3. The Concessionaires agree that the most convenient interconnection point among their respective networks is in mainframes with traffic concentration functionality.

--------------------------------------------------------------------------------
4. The CTI Hierarchy level mainframes of TELMEX will not be interconnection points for the local traffic.

--------------------------------------------------------------------------------
5. In the interconnection of the networks of both parties, the local traffic associated with termination of calls and the long distance calls traffic will be conducted by different links in order to distinguish the interconnection among local networks and LD networks, and that way to contribute to the prevention, detection and elimination of Bypass.

--------------------------------------------------------------------------------








                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 17


TOPIC: 3. Operation and Maintenance

SECTION: 3.9 Contingency Plan


AGREEMENTS REACHED:

--------------------------------------------------------------------------------
1. In case of failure in a local Concessionaire's network that affects more than 1000 (one thousand) users, the same procedure established in Agreement
     14. Section 1 will be followed.

--------------------------------------------------------------------------------
2. In case of catastrophe, natural disasters, mayor accidents or force majure, a forum of the telecommunications industry will be formed in order to establish, together with the SCT, a Contingency Plan.

--------------------------------------------------------------------------------






                                                                  Date: 03/02/99

                          LOCAL - LOCAL INTERCONNECTION

                                AGREEMENT No. 18


TOPIC:   Conclusions

AGREEMENTS REACHED:

--------------------------------------------------------------------------------
It was agreed to commence work meetings no later than 15 days after the issuance of the official versions, or in case of a change in the regulations or in the negotiations, that has an impact on the agreements reached by this group.
--------------------------------------------------------------------------------




                                                                  Date: 03/02/99

                                     ANNEX 1

                                   1. DIALING

--------------------------------------------------------------------------------
                                   1. Dialing
--------------------------------------------------------------------------------
Herein below is the dialing alternative for customers according to the dialing Fundamental Technical Numbering Plan for local service.
--------------------------------------------------------------------------------

        ------------------------------ ---------------------------------
                   SERVICE                         DIALING
        ------------------------------ ---------------------------------
                 Local Call                      Local number
        ------------------------------ ---------------------------------

--------------------------------------------------------------------------------
                             2. Originated Traffic
--------------------------------------------------------------------------------
Herein below are defined the digits that the Local Concessionaire that receives the dialing from a customer must send to the receiving Local Concessionaire
--------------------------------------------------------------------------------

        ---------------------------------- -----------------------------
               SERVICE ORIGINATED TRAFFIC
        ---------------------------------- -----------------------------
               Local Call National number
        ---------------------------------- -----------------------------




Notes:

     - The interconnection point in which this type of traffic will be delivered will be agreed upon by the Concessionaires.

     - For all traffic, the real Number of "A" will be exchanged among the concessionaires as NN.


                                                                  Date: 03/02/99

--------------------------------------------------------------------------------
                             3. Terminated Traffic
--------------------------------------------------------------------------------
Herein below are the digits that a Local Concessionaire must deliver to other Local Concessionaire in order for the latter to conclude the call.
--------------------------------------------------------------------------------



       --------------------------------- -----------------------------
             SERVICE TERMINATED TRAFFIC
       --------------------------------- -----------------------------
             Local Calls National number
       --------------------------------- -----------------------------


Notes:

     - The interconnection point in which this type of traffic will be delivered shall be agreed upon by the concessionaires.

     - For all traffic, the real Number of "A" will be exchanged among the concessionaires as NN.


The above referred cases are defined in good faith; if in the future problems with these definitions are detected, such cases will be analyzed among concessionaires according with what it is established in the traffic Exchange Agreement.

                                  Exhibit 18.4



                             SERVICE APPLICCATIONS
                                    FORMATS

--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
General information                    Extreme A           Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
General information                    Extreme A               Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Quantity
--------------------------------------------------------------------------------
Use
--------------------------------------------------------------------------------
Signposting
--------------------------------------------------------------------------------
Delivery date
--------------------------------------------------------------------------------
Co-location
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
General Information                    Extreme A                Extreme B
--------------------------------------------------------------------------------
City and State
--------------------------------------------------------------------------------
PDIC Contractor
--------------------------------------------------------------------------------
PDIC Telmex
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
RFC
--------------------------------------------------------------------------------
Complete Address
--------------------------------------------------------------------------------
Streets
--------------------------------------------------------------------------------
Housing state
--------------------------------------------------------------------------------
District
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

                                  EXHIBIT 18.7




                      SYSTEMS AGREEMENT FOR THE LOCAL FIXED
                    INTERCONNECTION (PREVIOUSLY TRAFFIC AND
                     TECHNICAL INFORMATION. REF: INVOICES)

                                 WHICH INCLUDES:

            EXHIBIT 18.8 DISAGGREGATION REQUIREMENTS. REF: INVOICES.

           EXHIBIT 18.9 COMMERCIAL DETAIL REQUIREMENTS. REF: INVOICES

 EXHIBIT 18.10 PROCEDURE TO RESOLVE DIFFERENCES IN LOCAL INTERCONNECTION USAGE.








                                         Edition:         01



                                         Date:          11/Jul/2001



                                         Page:             1/20

PROCEDURE FOR THE EXCHANGE AND VALIDATION OF INVOICES FOR INTERCONNECTION BETWEEN TELMEX AND THE LOCAL OPERATORS, THAT SHALL BE APPLIED STARTING AFTER THE SIGNATURE OF THE AMENDMENT AGREEMENT TO THE LOCAL FIXED INTERCONNECTION SERVICES GENERAL AGREEMENT IN ORDER TO FULFILL EXHIBITS 18.7, 18.8, 18.9 AND 18.10.


I. Introduction:


The issuance of invoices and the corresponding payment process will be subject to the terms established the Interconnection Agreement.


The agreement is based in the following concepts:


1.       Prior to billing, (at any of the parties request).
         Periodical interaction for the follow-up of Serial use tendencies.
         An interaction procedure is established for the exchange and validation of use (interconnection minutes) for certain series, by means of which the tendencies of registered use of each Operator are periodically compared, in order to create an environment of mutual trust in the conferences' registry of each Company and the claims for non-acknowledged use are reduced to the minimal.


2.       When billing:
         Billing
         The following information is required to be included in the invoice:
         a). Technical information requirements.
         b). Disaggregation requirements.
         c). Commercial detail requirements. d). Additional information.


3.       After billing:
         Methodology for the clarification of non-acknowledged use (Disputes). A methodology is established to be followed for the clarification of non-acknowledged use by one of the parties.



II. General process.

[GRAPHICS OMITTED]

 Chart of the general procedure for the exchange and validation of invoices for interconnection between Telmex and the local operators."











III. Interaction for the follow-up of tendencies in use for series, (previous to billing).

[GRAPHICS OMITTED]

            Chart of the interaction procedure for the follow-up of
                tendencies in use for series (prior to billing)





IV. Agreement:

1.- Interaction for the follow-up of use tendencies by series, (upon request of the parties).

(a) Establish on a monthly basis what series whose tendencies in use will be supervised, which shall be determined and delivered on the 15th day of each month prior to the month of validation.
(b) Exchange conferences information and per series minutes and Date using the form of annex 1. (form agreed to by TELMEX and THE OPERATOR). The weekly intervals shall be in calendar weeks (from Monday to Sunday), and only the registries of every other week shall be validated, which will be delivered the next Monday (with one week of difference).
(c)  Validate with own information.
(d) Exchange results of validation, on Thursdays of the same week in which they where delivered.

In case of differences:

(e) Chose a period of time of one hour of the day in which the differences are bigger. (f) Exchange registries using the form of annex 2 (g) Validate (h) Exchange results.
(i) Correct the problem that caused the differences.

2.- Billing.

a) Technical Information:

The billing among the parties for the interconnection services is done as follows:

Printed Invoice:

TELMEX shall bill OPERATOR the use of Interconnection for incoming traffic and for transit in its network on a monthly basis (from day 1 until the last day of each month). The Operators will bill Telmex for incoming traffic in its network (from day 1 until the last day of each month).




Support archive previously agreed "form of conciliation of interconnection" (Annex 1).
b)       Detail of Use.

It has been defined that for the identification of the archives to be delivered with the support of the billed charges a nomenclature that permits the clear differentiation of one archive from the other will be generated, which shall be composed of the following information:


o        Originating Operator
o        Receiving Operator
o        Date (month, year)
o        Assigned Account Number*





*= In case of TELMEX, the concentrating General Account No. will be provided, and the Operator will provide the Account No. assigned by TELMEX.





The corresponding invoices shall be prepared according to the following information:

|X|      Concentrating invoice (summary of all charges).
|X|      Detail for ASL.
|X|      Itemize by type of traffic.
|X|      Minutes and amount.
|X|      Type of I.V.A. (value added tax)




c) Commercial detail requirements:

The invoice shall include the fiscal requirements established by law for the invoice printing companies, such as:

o        Corporate name.

o        Corporate address.
o        R.F.C. (taxpayer's code)
o        Invoice number, (TELMEX is exempt of this requirement)
o        Date of print.
o        Detail for the charges of the month.
o        Separated I.V.A. (value added tax) (10% or 15%)
o        Taxpayer's code registry imprint.

d)       Additional information:

|X| It is established that the joint structure of ASL and Series which shall be used for the validation of invoices (Annex 1).
|X| The calls of previous months shall be billed according to the Interconnection General Agreement, and shall be included in the current billing month.
|X| Follow-up meetings are agreed upon, in order to tune-up the billing and validation process, with such aspects that have not been entirely considered.

3.- Methodology for the clarification of non recognized use (disputes).

a) File for the claim for non recognized use (objections), with the previously agreed upon format in which it is included, the series, type of traffic and date, the registered use in its own network, the comparison with the one billed and its differences is included. (Annex 3).
b)   Chose 2 series per Operator. c) Chose a period of time of one whole day.
d)   Exchange registries using form of (Annex 2)

e)   Validate
f)   Exchange results.
g)   Correct the problem that caused the differences. h) Proceed as agreed.



4.- Offset Agreement.



Telmex and the Operator receive invoices corresponding to use and, the disbalance calculations are done with the billed minutes according to the agreed formula, with the result thereof, the corresponding threshold is determined to find if payment of any of the parties applies, in case of payment, which applies when the threshold exceeds 70%, the 7th clause of the offset agreement referring to long duration calls applies or the total amount of the billed amount is offset. The disputes that may arise shall stay out of the calculation as established in the general agreement.

Furthermore, the parties shall proceed with the methodology established in section 3 above for the clarification of non recognized use (in case they exist) and from the outcome, determination of incorporation of such charges or not to the disbalance calculation is done.


                                                                                                   ANNEX 1
------------------------------------------------ ------------- -------------------------------------------------------------------
             NAME          TYPE      FORMAT         LENGTH                                        DESCRIPTION
------------------------------------------------ ------------- -------------------------------------------------------------------
HEADER REGISTRY
------------------------------------------------ ------------- -------------------------------------------------------------------
Reg. Identifier              N                9       1        Beginning archive identifier. Value must be zero.
------------------------------------------------ ------------- -------------------------------------------------------------------
Batch Number                 N             9999       4        Batch number (consecutive)
------------------------------------------------ ------------- -------------------------------------------------------------------
Originating Operator         N              999       3        Billing Operator's code. CIC
------------------------------------------------ ------------- -------------------------------------------------------------------
Receiving Operator           N              999       3        Billed Operator's code. CIC
------------------------------------------------ ------------- -------------------------------------------------------------------
Billing date                 N         Aaaammdd       8        Issuance date of invoice
------------------------------------------------ ------------- -------------------------------------------------------------------
Process date                 N         Aaaammdd       8        Archive's process date
------------------------------------------------ ------------- -------------------------------------------------------------------
Interval date                N         Aaaammdd       8        Billing interval's date
------------------------------------------------ ------------- -------------------------------------------------------------------
Filler                       C                        65       Blank characters to complete the length of registry to 100 spaces
------------------------------------------------ ------------- -------------------------------------------------------------------
                                                     100
DETAIL REGISTRY
------------------------------------------------ ------------- -------------------------------------------------------------------
Reg. Identifier              N                9       1        Beginning identifier of detail of calls. Value must be one.
------------------------------------------------ ------------- -------------------------------------------------------------------
ASL                          N            99999       5        Local Service Area
------------------------------------------------ ------------- -------------------------------------------------------------------
Date                         N         Aaaammdd       8        Date when the call initiated.
------------------------------------------------ ------------- -------------------------------------------------------------------
Type of Traffic              N               99       2        2 Sets the type of traffic according to attached catalog
------------------------------------------------ ------------- -------------------------------------------------------------------
Receiving Series             N          9999999       7        3Receiving Series. (Justified to the right)
------------------------------------------------ ------------- -------------------------------------------------------------------
Amount of calls              N            (12)9       12       Amount of calls of one same type made in one day
------------------------------------------------ ------------- -------------------------------------------------------------------
Amount of minutes            N          9(9).99       12       4Amount of minutes of same type calls made in one day
------------------------------------------------ ------------- -------------------------------------------------------------------
Tariff                       N       99999.9999       10       Tariff per minute by type of call
------------------------------------------------ ------------- -------------------------------------------------------------------
Origin Series                N          9999999       7        5 Origin Series (justified to the right)
------------------------------------------------ ------------- -------------------------------------------------------------------
NIM                          N                9       1        0: Domestic, 1: International, 2: Global
------------------------------------------------ ------------- -------------------------------------------------------------------
Type of call                 N                9       1        1: Automatic, 8: No. 800
------------------------------------------------ ------------- -------------------------------------------------------------------
PDIC                         C               11       11       CLLI of interconnection point (PDIC)
------------------------------------------------ ------------- -------------------------------------------------------------------
Billing Acct.                N          9999999       7        1 Sole number associated to PDIC corresponding to the invoice.
------------------------------------------------ ------------- -------------------------------------------------------------------
Filler                       C                C       16       Blank characters to complete the length of registry to 100 spaces
------------------------------------------------ ------------- -------------------------------------------------------------------
                                                     100

TRAILER REGISTRY
------------------------------------------------ ------------- -------------------------------------------------------------------
Reg. identifier              N                9       1        Beginning identifier of trailer.  Value must be 9.
------------------------------------------------ ------------- -------------------------------------------------------------------
Originating operator         N              999       3        Billing operator's code. CIC
------------------------------------------------ ------------- -------------------------------------------------------------------
Receiving operator           N              999       3        Billed Operator's code. CIC
------------------------------------------------ ------------- -------------------------------------------------------------------
Interval date                N         Aaaammdd       8        Billing interval's date
------------------------------------------------ ------------- -------------------------------------------------------------------
Total calls                  N            (15)9       15       Total amount of calls (Including all types)
------------------------------------------------ ------------- -------------------------------------------------------------------
Total minutes                N         (12)9.99       15       Total amount of minutes (Including all types)
------------------------------------------------ ------------- -------------------------------------------------------------------


                             8

Total registries             N            (15)9       15       Total amount of registries contained in the archive (Not including
                                                               FH and FT)
------------------------------------------------ ------------- -------------------------------------------------------------------
Filler                       C                        40       Blank characters to complete the length of the registry to 100 spaces.
------------------------------------------------ ------------- -------------------------------------------------------------------
                                                     100


                                       GENERAL BILLING LAYOUT GUIDE
Registry      Field
Description
------------- ------ ----------------------------------------------------------------------------------------------------
Header          1    Header beginning identifier. Value must be zero.

------------- ------ ----------------------------------------------------------------------------------------------------
                2    Batch number, consecutive for each company and for each type of invoice for its internal control.

------------- ------ ----------------------------------------------------------------------------------------------------
                3    Billing Operator's code. CIC

------------- ------ ----------------------------------------------------------------------------------------------------
                4    Billed Operator's code. CIC

------------- ------ ----------------------------------------------------------------------------------------------------
                5    Invoice issuance date.

------------- ------ ----------------------------------------------------------------------------------------------------
                6    Archive's process date.  Date of generation of the billing detail archive

------------- ------ ----------------------------------------------------------------------------------------------------
                7    Date of billing interval.  Date of most recent use

------------- ------ ----------------------------------------------------------------------------------------------------
                8    Blank characters to complete the length of the registry to 100 spaces.

------------- ------ ----------------------------------------------------------------------------------------------------

------------- ------ ----------------------------------------------------------------------------------------------------
Detail          1    Detail registry beginning identifier, value must be one.

------------- ------ ----------------------------------------------------------------------------------------------------
                2    Local Service Area officially defined, disregarding if it has been conformed.  Applies only for
                     Local and Mobile interconnection.

------------- ------ ----------------------------------------------------------------------------------------------------
                3    Date of conference initiation.

------------- ------ ----------------------------------------------------------------------------------------------------
                4    Defines type of traffic: 01 Concentration (Local and Mobile). 02 Receiving (Local and Mobile).
                     03 Transit (Local, Mobile and LD). 04 QLLP (Mobile). 05 Originated (LD). 06 Concluded (LD, Local).
------------- ------ ----------------------------------------------------------------------------------------------------
                5    Receiving Series justified to the right, is the summarized up to the thousand of number B.

------------- ------ ----------------------------------------------------------------------------------------------------
                6    Amount of calls of same type made in one day

------------- ------ ----------------------------------------------------------------------------------------------------
                7    Amount of minutes of the conferences with two decimals.

------------- ------ ----------------------------------------------------------------------------------------------------
                8    Tariff per minute by type of call.

------------- ------ ----------------------------------------------------------------------------------------------------
                9    Origin Series justified to the right, is the one summarized up to the thousand of number A.



                                       10

------------- ------ ----------------------------------------------------------------------------------------------------
                10   Identifier of the validity of the call 0: Domestic, 1: International, 2: Global.  Applies solely for LD connection.

------------- ------ ----------------------------------------------------------------------------------------------------
                11   Type of call 1: Automatic, 8: 800 No..  This two types apply solely for Local and LD.

------------- ------ ----------------------------------------------------------------------------------------------------
                12   CLLI of the interconnection point (PDIC).  Must include information for Local and LD interconnection, for mobile it contains spaces.

------------- ------ ----------------------------------------------------------------------------------------------------
                13   Billing account, each billing point must have a billing account.

------------- ------ ----------------------------------------------------------------------------------------------------
                14   Blank spaces to complete the length of the registry to 100 spaces.


------------- ------ ----------------------------------------------------------------------------------------------------
Trailer         1    Trailer beginning identifier.  Value must be 9.

------------- ------ ----------------------------------------------------------------------------------------------------
                2    Billing Operator's code. CIC

------------- ------ ----------------------------------------------------------------------------------------------------
                3    Billed Operator's code. CIC

------------- ------ ----------------------------------------------------------------------------------------------------
                4    Billing interval date.  Most recent usage date.

------------- ------ ----------------------------------------------------------------------------------------------------
                5    Total amount of calls (including all types)

------------- ------ ----------------------------------------------------------------------------------------------------
                6    Total amount of minutes (including all types) with two decimals.

------------- ------ ----------------------------------------------------------------------------------------------------
                7    Total amount of registries contained in the archive disregarding Header and Trailer.

------------- ------ ----------------------------------------------------------------------------------------------------
                8    Blank characters to complete the length of the registry to 100 spaces.

------------- ------ ----------------------------------------------------------------------------------------------------



Notes:
>> Solely one of the fields "Origin Series" and "Receiving Series" will contain information depending on the type of interconnection, that way we have that in:

1. Mobile Interconnection: Telmex will summarize by origin series, it is said by mobile series.

2. In the QLLP, the mobile operator will summarize by Receiving series, it is said by mobile series.

3. Local Interconnection: Telmex, as well as any Local operator will summarize by Receiving series or by number B.

4. LD Interconnection: Telmex, as well as any other Local operator will summarize by:

     o    origin series if the conference is outgoing.

     o    Receiving series if the conference is incoming (transit included)

1. Only one archive per type of interconnection will be delivered, in which all billing units of one period will be incorporated.

                                                                                                   ANNEX 2

LAYOUT FOR REGISTRY EXCHANGE.

-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
  No                NAME        TYPE     FORMAT       LENGTH                     DESCRIPTION
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
         HEADER REGISTRY                               100
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
1        Reg. Identifier         N                 9    1     Identifies the type of registry that, for the case of "Header"
                                                              the value must be zero.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
2        Operator                N               999    3     (CIC) Code of the Operator that brings registries .
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
3        Filler                  C                      96    Blank characters to complete the length of the registry to
                                                              100 spaces.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------

-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
         DETAIL REGISTRY                               100
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
1        Reg. Identifier         N                 9    1     Registry identifier, that for the case of "detail" the value must be one.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
2        Start date              N          AAAAMMDD    8     Date in which the call originated.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
3        Number of A             N             9(15)    15    Origin number (justified to the right).
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
4        Number of B             N             9(15)    15    Receiving number (justified to the right).
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
5        Start time              N            HHMMSS    6     Time in which the call started.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
6        Duration                N          99999999    8     The duration must be in seconds, justified to the right.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
7        Type of Traffic         N                99    2     Indicates the type of traffic: 01 Concentration
                                                              (Local and Mobile). 02 Receiving (Local and Mobil).
                                                              03 Transit (Local, Mobile and LD). 04 QLLP (Mobile).
                                                               05 Originated (LD). 06 Concluded (LD, Local).
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
8        NIM                     N                 9    1     0: Domestic, 1: International, 2: Global.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
9        Type of call            N                 9    1     1: Automatic, 8: 800 No.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
10       Filter                  C                      43    Blank characters to complete the length of the registry
                                                              to 100 spaces.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------

-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
         TRAILER REGISTRY                              100
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
1        Reg. Identifier         N                 9    1     Identifies the type of registry, that for the "trailer"
                                                              the value must be 9.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
2        Operator                N               999    3     (CIC) Code of the operator that brings the registries.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
3        Process date            N          Aaaammdd    8     Process' date of the exchange archive .
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
4        Total registries        N              (5)9    5     Total amount of registries contained in the archive
                                                              justified to the right (Not including Header and Trailer).
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------
5        Filler                  C                      83    Blank characters to complete the length of the registry to
                                                              100 spaces.
-------- -------------------- --------- ------------- ------- ----------------------------------------------------------------




LAYOUT GUIDE FOR THE REGISTRY EXCHANGE

----------------- ---------------- --------------------------------------------------------------------------
    Registry           Field                            Description
----------------- ---------------- --------------------------------------------------------------------------
     Header              1         Header beginning identifier.  Value must be zero.

----------------- ---------------- --------------------------------------------------------------------------
                         2         Code of Operator that brings the registries.

----------------- ---------------- --------------------------------------------------------------------------
                         3         Blank characters to complete the length of the registry to 100 spaces.

----------------- ---------------- --------------------------------------------------------------------------

----------------- ---------------- --------------------------------------------------------------------------
     Detail              1         Detail registry beginning identifier, the value must be one.

----------------- ---------------- --------------------------------------------------------------------------
                         2         Date in which the call started.

----------------- ---------------- --------------------------------------------------------------------------
                         3         Origin number justified to the right.

----------------- ---------------- --------------------------------------------------------------------------
                         4         Receiving number justified to the right.

----------------- ---------------- --------------------------------------------------------------------------
                         5         Time in which the call started.

----------------- ---------------- --------------------------------------------------------------------------
                         6         Duration must be in seconds justified to the right.

----------------- ---------------- --------------------------------------------------------------------------
                         7         States the type of traffic: 01 Concentration (Local and Mobile).
                                   02 Receiving (Local and Mobile). 03 Transit (Local, Mobile
                                   and LD). 04 QLLP (Mobile). 05 Originated (LD).  06 Concluded (LD, Local).
----------------- ---------------- --------------------------------------------------------------------------
                         8         Validity of call identifier 0: Domestic, 1: International, 2: Global.

----------------- ---------------- --------------------------------------------------------------------------
                         9         Type of call 1: Automatic, 8: 800 No.

----------------- ---------------- --------------------------------------------------------------------------
                        10         Blank characters to complete the length of the registry to 100 spaces

----------------- ---------------- --------------------------------------------------------------------------



                                       14

----------------- ---------------- --------------------------------------------------------------------------
    Trailer              1         Trailer beginning identifier.  Value must be 9.

----------------- ---------------- --------------------------------------------------------------------------
                         2         Code of the Operator that  brings the registries.
                                   CIC (Carrier Identification Code).

----------------- ---------------- --------------------------------------------------------------------------
                         3         Date of process of exchange archive.

----------------- ---------------- --------------------------------------------------------------------------
                         4         Total amount of registries contained in the archive justified to the right (Not including Header nor Trailer).
----------------- ---------------- --------------------------------------------------------------------------
                         5         Blank characters to complete the length of the registry to 100 spaces.

----------------- ---------------- --------------------------------------------------------------------------




                                                                                                   ANNEX 3
LAYOUT FOR PRESENTATION OF OBJECTIONS FOR THE INTERCONNECTION SERVICES.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
                  NAME              TYPE         FORMAT         LENGTH                        DESCRIPTION
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
         HEADER REGISTRY                                          130
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
1        Reg. identifier             N                    9        1        Registry identifier, which for the "header" the
                                                                            value must be zero.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
2        Originating Operator        N                  999        3        Billing operator code. CIC.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
3        Receiving Operator          N                  999        3        Billed operator code. CIC.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
4        Billing date                N             Aaaammdd        8        Issuance date of the invoice of which the claim
                                                                            is filed.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
5        Filler                      C                            115       Blank characters to complete the length of the
                                                                            registry to 130 spaces.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
         DETAIL REGISTRY                          130
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
1        Reg. Identifier             N                    9        1        Registry identifier, which for the "detail" the
                                                                            value must be one.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
2        ASL                         N                99999        5        Local Service Area officially determined,
                                                                            disregarding if it has been conformed. Applies
                                                                            solely for Local, Mobile and QLLP interconnection.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
3        Date                        N             Aaaammdd        8        Date in which the call started.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
4        Type of Traffic             N                   99        2        States the type of traffic: 01 Concentration
                                                                            (Local and Mobile). 02 Receiving (Local and Mobile).
                                                                            03 Transit (Local, mobile and LD). 04 QLLP (Mobile).
                                                                            05 Originating (LD). 06 Receiving (LD, Local).
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
5        Receiving Series            N                99999        7        Receiving series justified to the right, is the
                                                                            summary up to the thousand of the number B.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
6        Amount of calls             N                (12)9       12        Amount of calls of one same type made in one day.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
7        Amount of minutes           N              9(9).99       12        Amount of minutes of the calls of one same type
                                                                            done in one day.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
8        Tariff                      N           99999.9999       10        Tariff per minute by type of call justified to
                                                                            the right.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
9        Origin Series               N              9999999        7        Origination series justified to the right, is
                                                                            the summary up to the thousand of the number A.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
10       NIM                         N                    9        1        0: Domestic 1: International 3: Global.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
11       Type of call                N                    9        1        1: Automatic, 8: 800 No.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
12       PDIC                        C                (11)9       11        CLLI of the interconnection point (PDIC).
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
13       Billing Acct.               N              9999999        7        Billing account, each billing point must have
                                                                            an assigned billing account. (PDIC o ASL).
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
14       Amount of recognized        N                (12)9       12        Amount of calls of one same type done in one day.
         calls.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
15       Amount of recognized        N              9(9).99       12        Amount of minutes of the calls of the same type
         minutes                                                            done in one day.

-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
16       Recognized tariff           N           99999.9999       10        Tariff per minute by type of call justified to
                                                                            the right.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
17       Filler                      C                            12        Blank characters to complete the length of the
                                                                            registry to 130 spaces.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
         TRAILER REGISTRY                         130
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
1        Reg. Identifier             N                    9        1        Identifies the type of registry, which for the
                                                                            "trailer" the value must be 9.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
2        Originating Operator        N                  999        3        Billing operator's code. CIC
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
3        Receiving Operator          N                  999        3        Billed operator's code. CIC
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
4        Total of registries         N                (15)9       15        Total amount of registries contained in one
                                                                            archive justified to the right (Not
                                                                            including Header and Trailer).
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
5        Billing date                N             Aaaammdd        8        Issuance date of the invoice of which the
                                                                            claim is filed
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------
6        Filler                      C                            130       Blank characters to complete the length of the
                                                                            registry to 130 spaces.
-------- ----------------------- ----------- --------------- -------------- ----------------------------------------------------




LAYOUT GUIDE FOR THE FILING OF OBJECTIONS FOR THE INTERCONNECTION SERVICES
--------------- ---------------- -----------------------------------------------------------------------------------------------
   Registry          Field                                 Description
--------------- ---------------- -----------------------------------------------------------------------------------------------

--------------- ---------------- -----------------------------------------------------------------------------------------------
    Header             1         Header beginning identifier.  The value must be zero.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       2         Billing operator's code. CIC (Carrier Identification Code).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       3         Billed operator's code. CIC (Carrier Identification Code).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       4         Date of issuance of the invoice of which the claim is filed.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       5         Blank characters to complete the length of the registry to 130 spaces.

--------------- ---------------- -----------------------------------------------------------------------------------------------

--------------- ---------------- -----------------------------------------------------------------------------------------------
    Detail             1         Detail registry beginning identifier. The value must be one.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       2         Local Service Area officially determined, disregarding if it has been conformed.
                                 Applies solely for the Local, Mobile and QLLP interconnection.
--------------- ---------------- -----------------------------------------------------------------------------------------------
                       3         Date in which the call started.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       4         States the type of traffic: 01 Concentration (Local and Mobile). 02 Receiving
                                 (Local and Mobile). 03 Transit (Local, mobile and LD). 04 QLLP (Mobile). 05 Originated
                                 (LD) 06 Concluded (LD, Local).
--------------- ---------------- -----------------------------------------------------------------------------------------------
                       5         Receiving series justified to the right, is the summary up to the thousand of number B.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       6         Amount of calls of one same type done in one day.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       7         Amount of minutes of calls of the same type done in one day.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       8         Per minute tariff by type of call justified to the right.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       9         Origination series justified to the right, is the summary up to the thousand to the number A.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                      10         Validation of the call identifier 0: Domestic, 1 International, 2 Global.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                      11         Type of call 1: Automatic, 8: 800 No.
--------------- ---------------- -----------------------------------------------------------------------------------------------

--------------- ---------------- -----------------------------------------------------------------------------------------------
                      12         CLLI of the interconnection point. (PDIC).


                                       17

--------------- ---------------- -----------------------------------------------------------------------------------------------
                      13         Billing account, each billing point must have an assigned billing account. (PDIC or ASL).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                      14         Amount of non recognized calls of one same type done in one day.
--------------- ---------------- -----------------------------------------------------------------------------------------------
                      15         Amount of minutes of the non recognized calls of one same type done in one day.
--------------- ---------------- -----------------------------------------------------------------------------------------------
                      16         Per minute tariff by type of call justified to the right
--------------- ---------------- -----------------------------------------------------------------------------------------------
                      17         Blank characters to complete the length of the registry to 130 spaces.

--------------- ---------------- -----------------------------------------------------------------------------------------------

--------------- ---------------- -----------------------------------------------------------------------------------------------
   Trailer             1         Trailer beginning identifier.  Value must be 9.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       2         Billing operator's code. CIC (Carrier Identification Code).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       3         Billed operator's code. CIC (Carrier Identification Code).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       4         Total amount of registries contained in the archive justified to the right
                                 (Does not include Header nor Trailer).

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       5         Date of issuance of the invoice of which the claim is filed.

--------------- ---------------- -----------------------------------------------------------------------------------------------
                       6         Blank characters to complete the length of the registry to 130 spaces.

--------------- ---------------- -----------------------------------------------------------------------------------------------



Notes:

     For all those justified fields, 0 (zero) shall be used as filler.

     It is proposed that at the end of any registry the * (asterisk) character is inserted.

                                 Exhibit 18.10.


                       PROCEDURES TO SETTLE DIFERENCES IN
                     CONSUMPTIONS OF LOCAL INTERCONNECTION

--------------------------------------------------------------------------------
Activity      Description                         Responsible
--------------------------------------------------------------------------------
1             The invoicing will be subject to    Both parties
              the provisions in clause 4
              subsection 4.5.1 and 4.5.3 of the
              Master Agreement of Local
              Interconnection Services.
--------------------------------------------------------------------------------
2             Send invoice with the detail        Provider
              information using electronic media.
--------------------------------------------------------------------------------
3             Receive the invoice and review      Receiver
              information with internal records.
--------------------------------------------------------------------------------
4             If the invoice is correct, make     Receiver
              payments in the address of the
              carrier's who issued the invoice
              at the most 18 natural days
              following reception of the invoice.
--------------------------------------------------------------------------------
5             In case of a grievance,  notify     Receiver
              the provider party on a maximum
              period of 18 days in accordance
              with subsection 4.5.3.
--------------------------------------------------------------------------------
6             The revision of the services will   Provider
              be made in a period that will not
              exceed 60 days starting on the
              grievance date.
--------------------------------------------------------------------------------
7             Once they have decided if the       Both parties
              claim will proceed or not, it will
              be subject to the provisions in
              subsection 4.5.3.1 and 4.5.3.2.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                Chart of the procedures to settle differences in
                     consumptions on local interconnection"

                                  EXHIBIT 18.11





                           DETECTION AND PREVENTION OF
                                FRAUDULENT USE OF
                                    NETWORKS







                                                  Version:   01

                                                  Date:      March 22, 2001

                                                  Page:      1/5

                                  EXHIBIT 18.11
             DETECTION AND PREVENTION OF FRAUDULENT USE OF NETWORKS

Axtel and Telmex (the "Parties") agree to take joint actions before the competent government authorities for the instrumentation of measures that will prevent and remove traffic of calls that evade the "Local Service Rules" currently in effect and do not comply with the setoff agreements set out in Exhibit B to the Agreement, and that in both cases cause an adverse effect on the parties' rights as local concessionaires.

The parties hereby adopt the following actions to prevent this dishonest traffic, subject to the procedure below:

I. Cases of Dishonest Traffic

The parties have initially identified the following cases of potentially dishonest traffic:

1. When from the information for establishment of a call, it appears that it is a long-distance call, but includes an origin number from the local service area in which it originates.

2. When a call includes a local origin number, but there is no registration of its origin in the origin local center of any concessionaire, either fixed or mobile.

3. Telephone numbers that show an excessive number of local calls that originate or terminate without reasonable cause.

The parties may submit to their mutual consideration additional cases of presumed dishonest traffic practices at any time. If approved by both parties, such cases will be added to the cases listed above. If no agreement is reached by the parties with respect to a case, the case will be referred to the Commission, for determination by the Commission as to whether it is a dishonest practice.

II. Structure of the Process

1. The parties shall mutually establish the procedure and threshold measurements to determine whether a dishonest traffic case has actually occurred.

2. The parties shall, within 30 days following the effective date of this Exhibit, retain the services of PriceWaterhouse/Coopers as their external auditor, and shall each execute a confidentiality agreement with this firm.

3. Should it be impractical to retain the services of PriceWaterhouse/Coopers, then the parties shall, within thirty (30) days following the date they become aware of such impracticability, mutually select any other firm that will act as external auditor. If the parties fail to reach an agreement on the selection of external auditor within this 30-day term, then they shall request the Commission to select the external auditor. After selection of the external auditor (the "Auditor"), the Auditor shall execute a confidentiality agreement with each one of the parties. The Auditor's employees must include telecommunication experts duly registered with the Commission for the performance of their duties as such.

4. Should either party have databases needed for detection of dishonest traffic, physical systems for detection thereof, including a call route monitoring system, and call records allowing to validate the authenticity of any database information used in the procedure, the party will allow the Auditor access to such databases or systems. The Auditor shall validate the proper function, operation mode, transparency and neutrality of all monitoring systems and databases offered by the parties for the process.

5. Either party may inform to the other an alleged case of dishonest traffic other than those listed in this Exhibit. The other concessionaire shall, within ten (10) business days following receipt of the notice given to it, give all pertinent explanations and in case such explanations are not satisfactory to the party presuming the existence of a dishonest practice, the presuming party may instruct the Auditor to investigate such irregular practice, provided that the Auditor's fees shall be paid, in principle, by the presuming party.

6. The concessionaire subject matter of the audit will allow the Auditor access to the concessionaire's facilities for the conduction of technical audits and the monitoring of traffic. Further, it shall provide the Auditor information on the identity and registered addresses of all Subscribers to the lines involved in the dishonest practice, exclusively for investigation of the case that has been expressly submitted to the consideration of the Auditor, and shall also provide all information on the concessionaire that may be necessary for evaluation of the case. All information so provided shall be treated as CONFIDENTIAL, pursuant to the confidentiality provisions of the Agreement.

7. All results of the Auditor's investigations, which shall consist of the determination as to whether the subject traffic is a honest or dishonest practice, shall be delivered to the parties regardless of the confidentiality treatment called for under the Agreement, and any confidentiality agreements executed between the Auditor and the parties.

8. Any matter related to this Exhibit that cannot be settled by the parties, shall be referred to the Commission for its opinion.

9. All cases submitted to the Auditor for evaluation or to the other party for explanation, shall produce any of the following results:

     A. Cases that are submitted to the Auditor pursuant to the provisions of paragraph 4 above, and where the pertinent concessionaire proves that such cases constitute honest practices. These cases shall be documented and filed by the Auditor.

     B. Cases that, according to the Auditor's evaluation, are inadmissible or where the pertinent concessionaire has proven that constitute honest practices. These cases shall be documented and filed by the Auditor.

     C. Cases where the results of the evaluation or explanation confirm the existence of dishonest traffic attributable to a customer of either party.

     D. Cases where the results of the evaluation or explanation confirm the existence of dishonest traffic attributable to a concessionaire other than the parties or to any customer of that concessionaire.

     E. Cases where the results of the evaluation confirm that the cases constitute dishonest traffic attributable to either party, either because such party directly incurred in a dishonest practice or is in collusion with any of its customers, or where the concessionaire failed to suspend the service.

10. The following actions shall be taken in each of the above listed cases:

     o    Cases "A" and "B" shall not require any further action.

     o    For "C" cases, the following actions shall be taken:

     The concessionaire shall inform its customer of the customer's alleged responsibility and shall ask the customer to present its position within the following 8 business days.

     If the customer fails to produce documents on the case or to prove that it is not responsible to the concessionaire that provides services to it, then the concessionaire shall cease the provision of the service subject of dishonest traffic within the following ten (10) calendar days, provided there is no judicial or contractual restriction to do so, and shall inform the other party of the date of cessation.

     If the evidence submitted by the customer is sufficient to prove that the traffic in question is honest traffic, the evidence shall be presented to the concessionaire that presumed the existence of dishonest traffic, which shall abide by all confidentiality provisions of the Agreement. If the evidence proves that the customer's traffic is honest traffic, then the investigation shall be stopped and all information shall be filed.

     If, in either party's judgment, the submitted evidence proves to be insufficient, then an audit shall be conducted, which results shall submit to the provisions of this paragraph. If the Auditor shall determine that the customer's activities constitute a honest practice or that the information available is insufficient to unquestionable prove the existence of a dishonest practice, then the investigation shall be stopped and all information shall be filed.

     In those cases where the customer's traffic is proven to be dishonest and the concessionaire is unable, due to exceptional circumstances arising from judicial or contractual situations, to stop the traffic, then the parties shall, subject to the Auditor's prior confirmation of such dishonest traffic, refer the case to the Commission, attaching thereto all information provided by the Auditor, and shall request the Commission's approval to cease the provision of the service subject of dishonest traffic.

     All data of a user responsible for dishonest traffic will be entered in a specific database containing commercial information on the user, which data will be made available to the parties for the parties to take all pertinent actions, subject to all provisions on confidential information of the Agreement.

     The parties agree to include in their new agreements and as any former agreements are being replaced, a section allowing the suspension of traffic in case dishonest traffic practices are found.

     o For case "D", the case shall be referred to the Commission, attaching thereto all confidential information in the possession of the Auditor. Further, the parties agree to request the Commission to order the alleged responsible party to immediately cease its dishonest traffic practices, to determine such party's liability and to apply all pertinent penalties.

     o For case "E", any concessionaire that is given notice of its presumed responsibility shall present its position within the following eight
          (8) business days.

     If upon expiration of such term the concessionaire has not proven that the traffic was honest traffic and fails to cease the provision of the service subject of dishonest traffic, then the following actions shall be taken:

     Any cases of dishonest traffic occurring within a term of six months following the date on which the irregular traffic was suspended or should have been suspended, shall be considered as repeated and accumulative cases of dishonest traffic.

     Initially, only a "Preventive Notice" shall be given, requesting thereunder the cessation of the dishonest practice. For each repeated dishonest practice of the concessionaire that occurs within a period shorter than six months, the dishonest traffic shall be quantified from the date it commenced to occur. The result of the quantification will be multiplied by the interconnection rate then in effect, plus interests at an annual rate equal to the most recent interbanking equilibrium interest rate per annum multiplied by three, calculated from the date on which the payment obligation should have arise in each repeated dishonest practice, through the date of payment of the penalty, which shall be reimbursed to the affected party. Dishonest traffic shall not be a part of the setoff agreements set out in exhibit B to the Agreement.

11. As regards any cases referred to the Commission, the Commission shall give its opinion and may even request from either party, from the Auditor and/or from any third parties the provision of additional information.

                                  EXHIBIT 18.16

                       AGREEMENT TO SHARE INFRAESTRUCTURE
                             BY TWO OR MORE CARRIERS

The parties agree that for the optimization of the infrastructure the next solutions will apply:

I. Use of the co-location

     In any co location service that any one of the parties have or contracts to the other, the following services may be used simultaneously and without any additional charge to the obligations established on the valid agreement:

     1. Long Distance Interconnection Services. Use the existing co-locations to allow apart from the local interconnection, the long distance interconnection between the parties. But only if in such co-locations, the long distance PDIC and the local PDIC are alike.

     2.   Local Service Interconnection. The same way it works right now.

     3. Management of interconnection traffic of another Carrier in the co-location. Ports will be delivered, which will be different from the ones contracted in the co-location.

          The carrier who contracted the co-location will be the only responsible for contracting and to file failure reports.

          The parties will invoice separately to each one of the carriers their ports and the minutes that are product of the interconnection.

II. Infrastructure transmission Optimization.

     Telmex and Axtel accept that all the services delivered and the ones that will be delivered in the future may be consolidated in predefined sites by the parties and in higher transmission hierarchies (STM1). It has to be taken in consideration that the consolidation will be realized between services of the same type, which means interconnection with interconnection. Telmex and Axtel are compromised to publish the established tariff rates of the STM1 services as soon as possible, the above compromising to offer the same price that's offered to the best of his clients.

III. Works Continuations.

     Additionally, the parties agree to continue exploring, at least every 3 months or before if required by any of the parties, diagrams which result in a better use and better exploitation of the present and future infrastructure, using solutions that make efficient the exploitation.

     The present exhibit will be subject to the provisions in Exhibit 18.17 about supply, quality and the solving problems scale procedures.

                                  EXHIBIT 18.17
                      PROVISION AND QUALITY OF THE SERVICE

Provision of Services

1. An open, look-through and non-discriminatory process is hereby established for provision of services by Telmex to Telmex itself, its subsidiaries and affiliates, and all other operators (collectively, the "Customer"). The process will be automated and shall be validated by an auditor, who shall monitor compliance with the process on a quarterly basis.

2. Telmex shall apply the following process to all requests for service received by it effective November 1, 2001. The services subject matter of this process shall be the interconnection services.

3. The Customer shall prepare semi-annual forecasts of all types of services subject to this process and per local service area, at least six months before commencement of the semi-annual period in which the services shall be delivered, and shall submit such forecasts to Telmex.

4. Each forecast must be ratified or amended three (3) months before commencement of the forecasted period, without this implying that the Customer shall be required to submit firm service requests.

5. In case a forecast is amended and exceeds by thirty (30) percent the total number of originally forecasted services, then Telmex shall only be required to make its best efforts to satisfy any requests in excess.

6. The Customer shall specifically provide in its forecast whether the subject site is an urban site. Urban site means a site within any of the 195 cities referred to in the Local Service Rules.

7. Telmex shall review the forecast and make remarks to the Customer within thirty (30) calendar days following receipt thereof. If the Customer consents to all amendments proposed by Telmex with respect to the terms and conditions for delivery of the services, or if the Customer receives no remarks within the above-mentioned term, then the forecast shall be deemed accepted.

8. For each service to be delivered by Telmex and covered by accepted forecasts, Telmex shall deliver the service within the maximum periods of time set forth below, counted from the date of receipt of the payment and the service request accompanied by complete information, except in case of occurrence of an act of God or force majeure not attributable to Telmex:

     o    25 business days for services contracted within the same urban site.

     o 35 business days for contracted services that involve at least two different urban sites.

     o In the above two cases, the system shall automatically assign the promised date for delivery of the service, which shall be counted from the date of payment. This date shall be informed (return receipt requested) by e-mail.

     o In case of services outside urban sites, the date of delivery shall be agreed by both parties, taking into consideration all existing facilities.

     o As regards the 195 urban locations, no confirmation of facilities shall be made and the payment shall be automatically received, provided the subject service is included in the forecast.

Should it be necessary to prepare the site where Telmex shall install equipment for provision of the service, the above periods of time shall be counted from the date of acceptance of the site by Telmex. The preparation of a site shall not include any equipment needed for delivery of the service by Telmex. Any Customer's request for acceptance of a prepared site shall be satisfied by Telmex within the following 48 hours. All sites shall be prepared according to the Telmex specification that is attached hereto.

9. The process shall be audited on a quarterly basis by an independent person. The audit shall include, at least, the following:

     o    Compliance with the Customer's obligation to submit forecasts.

     o    Delivery of all requested services, according to the forecasts.

     o    Meeting of promised dates for delivery or provision of services.

     o    Reasons for disapproval of requests.

     o    Cases of nonperformance and corrective actions taken.

     o General availability of a summary of the comparative results of the audit.

10. The following penalties shall be imposed on Telmex, in case of its failure to meet the delivery dates:

Effective November 1, 2001, the penalty to be initially imposed will consist of a sum of money corresponding to the number of days in which the actual date of delivery exceeds the promised date of delivery, multiplied by the average daily rent payable for the service in question.

11. Effective November 1, 2001, the parties shall follow a service provision evaluation system. Within the first week of each month, the performance in the provision of services during the immediately preceding month shall be evaluated. November 2001 will be the first month to be evaluated, according to the following plan:

     a) All services which delivery dates fell within the month subject of evaluation shall be computed. If at least eighty (80) percent of the delivery dates were not met, then the affected party shall give a first notice of nonperformance, and the liquidated damages clause set forth in paragraph 10 above shall apply.

     b) The following month, all services which delivery dates fell within the month subject of evaluation shall be computed, including the backlog of the immediately preceding month. If at least eighty (80) percent of the delivery dates of the month subject to evaluation were not met, or if one hundred (100) percent of the backlog was not removed, then the affected party shall give a second notice of nonperformance at Director General level and the liquidated damages clause set forth in paragraph 10 above shall apply.

     c) The following month, all services which delivery dates fell within the month subject of evaluation shall be computed, including the backlog of the immediately preceding month. If at least eighty (80) percent of the delivery dates of the month subject to evaluation were not met, or if one hundred (100) percent of the backlog was not removed, then the affected party shall give a third notice of nonperformance at Director General level and the liquidated damages amount set forth in paragraph 10 above shall apply, multiplied by two. If this situation continues to prevail in subsequent months, the provisions of this paragraph shall apply.

     d) If more than eighty (80) percent of the delivery dates set for any month are met and all backlog of the immediately preceding month has been attended to, no notice shall be given. However, the liquidated damages clause contemplated in paragraph 10 above shall apply with respect to all non-delivered services, and the procedure set out in a), b) and c) of this paragraph 11 shall be commenced.

     e) Notwithstanding the above, if Telmex shall not deliver any agreed service within a term of 45 days, Axtel shall be entitled to demand the specific performance of the Local Interconnection Agreement before the competent courts, regardless of any penalties that may be imposed according to the applicable laws.

12. In case any services are not delivered due to the occurrence of an act of God or force majeure not attributable to Telmex, none of the penalties and notices described in this Exhibit shall apply and be given, respectively. In this event, Telmex shall inform Axtel of the act of God or force majeure within the pertinent evaluation period. In case a disagreement arises between the parties, the disagreement shall be referred to the Federal Telecommunication Commission for its opinion, which opinion shall be given within the following thirty (30) business days. If no opinion has been received from Cofetel upon expiration of this term, then the opinion of an official expert mutually selected by both parties shall be sought, and the expert shall make a final recommendation within the following 15 days.

13. In case of Telmex's failure to pay the penalties described above, such failure shall entitle Axel to immediately demand, without having to abide by the provisions of Section 19 of the Local Interconnection Service, the specific performance of this exhibit before the competent courts.

Quality of the Service

1. In order to guarantee the good quality of all services to be provided among the networks, Telmex and Axtel hereby agree to initially set service "Availability" and "Repair" parameters, regardless of any other parameters that may be agreed from time to time or of the evaluation of practical measures to improve other quality aspects, such as echo, noise and delays, among others. To this end, the parties shall, no later than October 30, 2001, jointly develop a procedure to measure these parameters. The Availability and Repair values for any services required by Axtel from Telmex shall be defined according to the results obtained during August, September and October 2001.

2. Additionally to these parameters, Telmex shall continue to apply to the delivery of the services, all protocols described in technical exhibits to the pertinent agreement. After delivery of a service and signature of the delivery report, the service shall be deemed to be operational and any failure shall be reported to the Telecommunication Operators Call Center (Centro de Atencion a Operadores de Telecomunicaciones, CAO). In case of repeated failures, both parties shall review and make all necessary amendments to the delivery protocols.

3. The parties shall exchange monthly reports on the measurement of these parameters and shall hold a meeting to determine the availability and repair indicators, according to the meeting program to be agreed by them during the first two weeks of October, 2001.

4. The achievement of the quality goals that will be in effect from November 1, 2001, shall be encouraged by applying liquidated damage clauses.

5. Regardless of the Availability values that will be obtained from the measurements to be made, Telmex and Axtel agree that during the period August 1-October 30, 2001, the availability values for interconnection services shall be the values agreed by the industry. Said values are described below and shall be measured according to the average number of ports and links existing in an Urban Zone.

----------------------------------------------------------------------------------------------------------
           Service           Availability            Non-Availability        Monthly Non-Availability
----------------------------------------------------------------------------------------------------------
Interconnection Port                  99.9%          9 hours* per year            To be defined*
----------------------------------------------------------------------------------------------------------
Interconnection links                 99.6%        8 hours* per quarter           To be defined*
----------------------------------------------------------------------------------------------------------
Signaling                           99.994%        30 minutes** per year          To be defined*
----------------------------------------------------------------------------------------------------------


* The advisability of making two availability measurements, or just one measurement, will be jointly evaluated by the parties.

** It will be jointly defined on the basis of statistics, taking the international recommendation as reference.

     o To obtain the availability of a service, the failure time will be deducted from the total time, and the quotient will be divided by the total time and will be expressed as a percentage.

     o Non-availability shall be the accumulated duration of the service failure within the measured period.

     o The duration of a failure is counted from the time one operator informs the other that a service failure has been found, through the time the service has been duly restored and is properly operating to the mutual satisfaction of the parties. Upon closing of the pertinent report, it shall be determined which operator is responsible for the failure.

     o For services other than the services covered by this paragraph, the availability shall be determined as set forth in the above paragraphs.

     o Further, the parties agree to measure also the number of repeated failures in ports or links of any type of service and make all efforts to prevent such repeated failures.

6. Regardless of the service Repair values that may be obtained from the measurements to be made, the following service Repair values are hereby agreed by Telmex and Axtel for the period August 1-October 30, 2001:

---------------------------------------------------------------------------------------------------------
           Type of                    Priority 1                                   Priority 2
           service            (Fully affected services)                  (Partially affected services)
---------------------------------------------------------------------------------------------------------
                       80% repaired                100% repaired                 100% repaired
---------------------------------------------------------------------------------------------------------
Interconnection          3 hours                      4 hours                       6 hours
---------------------------------------------------------------------------------------------------------


7. After determination of the parameters described above, which values shall be at least at the same levels than those mentioned in the preceding paragraphs, monetary nonperformance penalties will be applied. The penalties shall be determined in detail jointly by Telmex and Axtel no later than October 30, 2001, and the effective date of application thereof shall be November 1, 2001.

     o The duration of a failure is counted from the time a failure report is opened, through the time the service has been fully restored and is properly operating to the mutual satisfaction of the parties. Upon closing of the pertinent report, it shall be determined which operator is responsible for the failure. The parties shall jointly develop a friendly, expedite and automated reporting system. One of the purposes of this system is that operators will be able to open their own reports in real time.

8. Telmex hereby offers Axtel to instrument such diversity, overflowing and redundancy projects on the network that may have been proposed to other operators, and to jointly explore new projects intended to increase the availability of the services, provided the projects are technically and financially feasible.

9. The parties shall, either at the scheduled monthly meetings or at either party's request, meet to review and make changes or amendments to any paragraph hereof.

10. Telmex and Axtel agree that all operation and maintenance technical agreements shall apply to any scheduled maintenance to Telmex network, except in case of occurrence of an event of force majeure where the intervention of the network is inevitable to prevent a higher adverse impact, in which event Telmex shall take all actions needed to minimize the impact on Axtel's services.

11. As regards local interconnection, each Telmex and Axtel shall be responsible for delivering any traffic originating from its network and which destination is the other party's network. In this connection and in order to guarantee the achievement of the quality of all services mutually offered by the concessionaires,

Telmex and Axtel agree to review both parties' interconnection installed capacity every two months, taking as the basis for the dimensioning of such capacity, that the occupancy level shall not exceed 70 percent in the average, measured during four business days at peak hours and other quality and capacity parameters to be agreed by the parties.

12. Effective November 1, 2001, the parties shall submit to a service quality evaluation schedule. The evaluation shall be made during the first week of each month with respect to the immediately preceding month. November 2001 shall be the first month to be evaluated, according to the following scheme:

     a) If the agreed availability parameters were not achieved for at least ninety five (95) percent of the urban zones, then the affected party shall give a first notice of nonperformance and the liquidated damages clause set forth in paragraph 7 above shall apply.

     b) If the nonperformance occurs again the following month, then the affected party shall give a second notice of nonperformance at Director General level, and the liquidated damages clause set forth in paragraph 7 above shall apply.

     c) If the nonperformance occurs again the following month with respect to ninety five (95) percent of the urban zones, or to a specific urban zone for three consecutive months, the affected party shall give a third notice of nonperformance at Director General level and the liquidated damages clause set forth in paragraph 7 above shall apply, multiplied by 2. If this nonperformance continues to prevail in subsequent months, the provisions of this paragraph shall apply.

     d) If the agreed availability parameters are achieved with respect to ninety five (95) percent of the urban zones within any month, no notice shall be given. However, the liquidated damages clause set forth in paragraph 7 above shall apply with respect to all urban zones for which the parameters were not achieve; provided, however, that if the availability levels are not achieved in the immediately following month, then the procedure contemplated in a), b) and
c) of this paragraph 12 shall be commenced.

13. If the service quality parameters are not achieved due to occurrence of an act of God or force majeure not attributable to Telmex, the penalties and notices described in this Exhibit shall not apply or be given, respectively. In this case, Telmex shall inform Axtel of the alleged acts of God or force majeure, within the relevant evaluation period. In case any disagreement arises between the parties, the disagreement shall be referred to the Federal Telecommunications Commission for its opinion, which opinion shall be given within the following thirty (30) business days.

14. In case of Telmex's failure to pay the penalties described above, Axtel shall be entitled to immediately demand, without having to abide by the provisions of section 19 of the Local Interconnection Agreement, the specific performance of this Exhibit before the competent courts.

The parties agree that the provisions of this Exhibit 18.17 (Provision and Quality of the Service) shall apply, mutatis mutandis, to both parties.